SELIGMAN
--------------------------------------------------
                                       GLOBAL FUND
                                      SERIES, INC.


                                          EMERGING
                                      MARKETS FUND

                               GLOBAL GROWTH FUND

                                    GLOBAL SMALLER
                                    COMPANIES FUND

                             GLOBAL TECHNOLOGY FUND

                                     INTERNATIONAL
                                       GROWTH FUND

                                                            [GRAPHIC OMITTED]

                                                             MID-YEAR REPORT
                                                             APRIL 30, 2000

                                                              -----[]-----

                                                                INVESTING
                                                            AROUND THE WORLD

                                                        FOR CAPITAL APPRECIATION

                                                         J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                            ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[GRAPHIC OMITTED]
James, Jesse, and Joseph Seligman, 1870


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TABLE OF CONTENTS

 To the Shareholders ......................................................    1
 Market and Economic Overview .............................................    2
 Seligman Emerging Markets Fund:
   Investment Report ......................................................    3
   Performance and Portfolio Overview .....................................    5
   Portfolio of Investments ...............................................    8
 Seligman Global Growth Fund:
   Investment Report ......................................................   12
   Performance and Portfolio Overview .....................................   14
   Portfolio of Investments ...............................................   17
 Seligman Global Smaller Companies Fund:
   Investment Report ......................................................   22
   Performance and Portfolio Overview .....................................   24
   Portfolio of Investments ...............................................   27
 Seligman Global Technology Fund:
   Investment Report ......................................................   38
   Performance and Portfolio Overview .....................................   40
   Portfolio of Investments ...............................................   43
 Seligman International Growth Fund:
   Investment Report ......................................................   48
   Performance and Portfolio Overview .....................................   50
   Portfolio of Investments ...............................................   53
 Statements of Assets and Liabilities .....................................   58
 Statements of Operations .................................................   59
 Statements of Changes in Net Assets ......................................   60
 Notes to Financial Statements ............................................   62
 Financial Highlights .....................................................   69
 Report of Independent Auditors ...........................................   77
 Board of Directors AND Executive Officers ................................   78
 Glossary of Financial Terms ..............................................   79
 Benchmarks AND For More Information ......................................   80
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

During the six-month period ended April 30, 2000, global stock markets delivered generally strong performance, albeit with high volatility. Emerging markets, in particular, delivered impressive results as these economies continued to recover strongly. These markets also benefited when Moody's upgraded the debt of Thailand, Mexico, and Russia. The ongoing global recovery was also evident in Continental and Emerging Europe. While these markets delivered strong returns, US-dollar returns were dampened in "euro-zone" countries by the weak euro.

In both the US and the UK, robust growth was perceived as an inflationary threat and the central banks of these countries tightened their monetary policies in an effort to subdue economic activity. The US market, however, managed a positive total return of 7.20%, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), while the UK market, as measured by the Morgan Stanley Capital International (MSCI) World Index, lost 3.14% during the period.

The Pacific region was the only region where the global economic recovery faltered. Japan, in particular, remains unable to sustain economic growth, and this has affected the entire region. However, during this time, there was positive news regarding China's entry into the World Trade Organization. We are optimistic that such a development would benefit foreign investors over the long term; however, over the short term, such an event would likely place pressure on Chinese industry, because it would then face increased global competition.

During the six-month period ended April 30, 2000, technology, media, and telecommunications continued to outperform other global market sectors. In March, these sectors corrected sharply. Although they are significantly down from their highs, they remain the best-performing sectors for the period. We had believed for some time that valuations among some of the stocks in these sectors were unsustainable. We believe that this correction has prompted a renewed and healthy regard for earnings, valuations, and risk.

Looking ahead, we believe that the US economy and stock market will weaken. As the economy weakens, we believe that the US Federal Reserve Board will begin to hold the federal funds rate steady, rather than continue to tighten monetary conditions. This should allow for a more stable interest-rate environment, which could provide a positive backdrop for stocks.

We suspect that most of the rest of the world is only in the early stages of economic recovery, and that some of the best opportunities for growth can now be found overseas. We remain concerned, however, about the lack of sustained economic growth in Japan, and its effect on the rest of the world, particularly the Pacific Rim. We are also watching the euro closely, and believe that stability for the euro will be positive for European stock markets.

Given the ongoing trend toward globalization in the world economy, we believe it is important, perhaps critical, to be able to view the world financial markets in a global context. Accordingly, J. & W. Seligman & Co. Incorporated, the manager of Seligman Global Fund Series, Inc., has made a substantial commitment to the development of a global investment capability both in terms of investment professionals and in creating the necessary support systems for international investing. For this reason, J. & W. Seligman & Co. Incorporated has fully assumed the investment advisory responsibilities for international securities for all the Funds in the Series, except for Seligman Global Smaller Companies Fund for which Henderson Investment Management Limited will continue to provide some international subadvisory services.

Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,

/s/ William C.  Morris
----------------------
William C.  Morris
Chairman

                                                   /s/ Brian T.  Zino
                                                   -------------------
                                                   Brian T.  Zino
                                                        President

June 9, 2000

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

Global economies, with the notable exception of Japan, continued to recover during the six months ended April 30, 2000. In many countries, economic growth was accompanied by strong stock market performance. However, in countries where growth was perceived as too robust, such as the US and the UK, inflation worries and tighter monetary policies placed a drag on equities.

UNITED STATES

The US stock market, while delivering a positive return of 7.20% as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), was highly volatile during the six months ended April 30, 2000. Since June 1999, the US Federal Reserve Board, in an effort to slow the economy, has raised the federal funds rate five times, for a total of 125 additional basis points. This tighter monetary policy produced uncertainty in the market as investors nervously anticipated each Federal Reserve Board meeting. We have been optimistic that these rate hikes would be successful in slowing the economy, and recently there has been evidence to support this view.

UNITED KINGDOM

The UK economy continued to grow, but inflation worries and a series of interest rate increases by the Bank of England dampened stock market performance. This market, as measured by the Morgan Stanley Capital International Index, was down 3.14% for the six-month period. Interest-rate-sensitive sectors, such as financials, delivered particularly poor performance. Finally, the strength of the British pound adversely affected UK exports, which are particularly important for the UK since it has such a small domestic market.

CONTINENTAL EUROPE

Continental European economies continued to recover during the six-month period, and stock markets delivered generally strong performance in local terms. However, US-dollar returns were less impressive as a weak euro undercut performance for US-dollar-based investors. Rising interest rates also dampened returns, as they did in most of the world. The European Central Bank raised interest rates four times during this six-month period.

JAPAN

Japan was the exception to nearly all generalizations that could be made about global economies and stock markets during this time. Japan has been unable to lift itself out of its economic difficulties, and is the only industrialized nation that does not have sustained positive economic growth. During this time, the Japanese Prime Minister, Keizo Obuchi, succumbed to a stroke. Prime Minister Obuchi had seemed to be making progress on financial reforms, and while the new Prime Minister, Yoshiro Mori, indicated that he would continue to work toward instituting Obuchi's reforms, the change in leadership dampened some of the market's confidence.

PACIFIC REGION

The Pacific Region delivered generally weak performance for the six months ended April 30, 2000. These markets were held back by the ongoing recession in Japan, rising interest rates, and a strong US dollar, which has hurt the region's export business. In addition, these markets are based, to a large degree, on commodities and manufacturing, and these sectors did not deliver strong performance throughout the world during this time.

EMERGING MARKETS

Emerging markets experienced relatively strong performance during this time, as investors became more certain of the strength and endurance of the global economic recovery. During this time, Moody's upgraded debt ratings for Thailand, Mexico, and Russia, giving investors additional confidence. The Russian market produced an outstanding return of 123.06% as a result of the smooth political transition from President Yeltsin to President Putin, and the market's optimism that Putin will re-energize reform. Central and Eastern European markets also performed well as a result of improving growth in Western Europe, and the progress of several Central European countries toward membership in the European Union.

INVESTMENT REPORT
Seligman Emerging Markets Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2000, Seligman Emerging Markets Fund posted a total return of 17.49% based on the net asset value of Class A shares. This return outpaced the 13.87% total return of the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, but lagged the 21.23% total return of the Lipper Emerging Markets Funds Average.

PORTFOLIO STRATEGY

The continuing global economic recovery allowed emerging stock markets to post strong results for the six-month period. Growth stocks, particularly in technology, telecommunications, and media, performed especially well. The Fund's substantial exposure to these industries benefited overall portfolio performance.

PACIFIC REGION

During this six-month period, the Indonesian market was down 28.24% due to slow progress on reforms. The Philippine market was also down 22.45% due to political uncertainty and a scandal-ridden government. We decreased the Fund's exposure to this country during the period under review.

The Fund's weighting in Taiwan was increased with several electronics companies. Taiwan experienced a surprise election result, as the reformist party, led by Chen Shuibian, won the presidential elections. We are optimistic regarding this change in leadership since the party platform calls for liberalizing markets and improving political accountability. The Taiwanese market was a strong performer, returning 15.18%.

China moved closer toward membership in the World Trade Organization. We believe that, over the long term, this will be positive for China and for international investors, since it will open Chinese markets to foreign trade and investment. Short term, however, we believe that membership in the World Trade Organization will put significant pressure on domestic industry, which will now face foreign competition.

Thailand was a weak performer. However, we believe that fundamentals there are improving and we increased the Fund's exposure to this country. Thailand's debt was upgraded by Moody's, which is good news for emerging markets as a whole, especially those in Asia. We believe that this upgrade is significant considering Thailand's central role in the region's economic deterioration in 1997.

LATIN AMERICA

The Mexican stock market was a strong performer during the six-month period and gained 21.21%, which was primarily driven by the telecommunications and media sectors. The Fund has had significant exposure to Mexico, but during the past six months we reduced this exposure because we felt that valuations there had become excessive relative to other markets. Long term, however, we remain optimistic about the prospects for the Mexican stock market. During the six-month period, Mexico

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  EMERGING MARKETS GROWTH TEAM: DANIEL BARKER
  (PORTFOLIO MANAGER), MORID KAMSHAD, EDWARD MEHALICK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND OBJECTIVE

 Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Emerging Markets Fund

signed a free trade agreement with Europe, similar to NAFTA, which we believe will benefit Mexico. In addition, Mexico's debt was upgraded to investment grade by Moody's.

The Brazilian market gained 38.30% for the six months due to declining and lower-than-expected interest rates and improving growth. The Fund's exposure to Brazilian cellular companies, which we believe are among the cheapest and fastest growing in the world, was increased.

EMERGING EUROPE

Despite uncertainty regarding the war in Chechnya, the Russian stock market gained an impressive 123.06% as a result of the optimism generated by the change in political leadership from Yeltsin to Putin. The market received another boost of confidence when Moody's upgraded Russia's debt.

The Greek market was down 28.31% for the six months, due to a correction from the market's previous rally, which had resulted in some overvaluations. In Turkey, investors were euphoric about the progress that the International Monetary Fund's fiscal programs seemed to be making, and the market rose by 151.64%. The Israeli market was up 52.66%, as the technology sector there performed well, in line with the US trend.

OTHER MARKETS

We reduced the Fund's weighting in South Africa since that market is heavily biased toward commodity sectors that we do not presently favor. The Indian stock market was up 20.50%, driven by a strong technology sector and a stable political environment.

OUTLOOK

We remain positive regarding the outlook for emerging markets. The global recovery seems more secure, as is evidenced by the upgrading of the debt securities of Thailand, Russia, and Mexico. However, there are areas of concern. Particularly, we are concerned about ongoing economic uncertainty in Japan, as we believe that Japan's recovery is important for the continued growth of emerging economies in Asia. Also, the expected slowdown of the US economy could slow Asian exports and particularly affect Mexico, since 90% of Mexican exports are sold in the US.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COUNTRY INDEX FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

COUNTRY ALLOCATION
APRIL 30, 2000

                                                                            MSCI
                                                                             EMF
                                                              FUND       INDEX
                                                             ------      ------
EUROPE, MIDDLE EAST,
 AND AFRICA ............................................      27.52%      29.40%
   Croatia .............................................       0.48          --
   Czech Republic ......................................         --        1.04
   Egypt ...............................................       0.80          --
   Estonia .............................................       0.50          --
   Greece ..............................................       2.33        6.22
   Hungary .............................................       2.46        1.19
   Israel ..............................................      12.90        3.31
   Jordan ..............................................         --        0.07
   Poland ..............................................       1.61        1.60
   Russia ..............................................       1.08        3.10
   South Africa ........................................       2.81        8.00
   Turkey ..............................................       2.55        4.87
LATIN AMERICA ..........................................      21.34       21.45
   Argentina ...........................................       0.84        1.23
   Brazil ..............................................      11.17        7.42
   Chile ...............................................       1.17        3.58
   Colombia ............................................         --        0.24
   Mexico ..............................................       8.16        8.09
   Peru ................................................         --        0.41
   Venezuela ...........................................         --        0.48
PACIFIC ................................................      48.99       49.15
   China ...............................................       3.02        0.42
   India ...............................................       8.09        6.38
   Indonesia ...........................................       2.55        1.58
   Malaysia ............................................       3.47          --
   Pakistan ............................................         --        0.53
   Philippines .........................................       0.23        0.94
   South Korea .........................................      12.56       13.02
   Sri Lanka ...........................................         --        0.04
   Taiwan ..............................................      13.98       23.41
   Thailand ............................................       5.09        2.83
UNITED STATES ..........................................       0.94          --
OTHER ASSETS LESS LIABILITIES ..........................       1.21          --
                                                             ------      ------
TOTAL ..................................................     100.00%     100.00%
                                                             ======      ======


LARGEST INDUSTRIES
APRIL 30, 2000

[BAR CHART OMITTED]

Percent of
Net Assets           24.48%        23.2%       10.13%       7.75%         6.7%

                 $16,248,515  $15,398,738   $6,398,170   $5,203,206   $4,445,598

                     TELE-    COMPUTER AND   FINANCIAL   ELECTRONICS   MANUFAC-
                   COMMUNI-     TECHNOLOGY    SERVICES                  TURING
                    CATIONS       RELATED


REGIONAL ALLOCATION
APRIL 30, 2000

[PIE CHART OMITTED]

Europe, Middle East, and Africa         27.52%

United States                            0.94%

Other Assets Less Liabilities            1.21%

Pacific                                 48.99%

Latin America                           21.34%



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
--------                                                              ----------
Samsung Electronics (South Korea) ...............................     $2,568,146
AudioCodes (Israel) .............................................      1,975,906
Macronix International (ADRs)
   (Taiwan) .....................................................      1,831,875
Hana Microelectronics (Thailand) ................................      1,728,097
Siliconware Precision Industries
   (Taiwan) .....................................................      1,703,710
Taiwan Semiconductor
   Manufacturing (Taiwan) .......................................      1,609,740
SK Telecom (ADRs) (South Korea) .................................      1,536,114
China Telecom (Hong Kong)
   (China) ......................................................      1,516,523
Telefonos de Mexico "Telmex"
   (Class L ADRs) (Mexico) ......................................      1,470,312
Malaysian Pacific Industries Berhad
   (Malaysia) ...................................................      1,453,928
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                               AVERAGE ANNUAL
                                                              ----------------
                                                  CLASS C
                                                   SINCE                SINCE
                                         SIX     INCEPTION     ONE    INCEPTION
                                       MONTHS*    5/27/99*    YEAR     5/28/96
                                       -------   ---------    -----   ---------
CLASS A**
With Sales Charge                       11.97%       n/a      13.58%     1.20%
Without Sales Charge                    17.49        n/a      19.27      2.48
CLASS B**
With CDSC+                              12.02        n/a      13.48      0.97
Without CDSC                            17.02        n/a      18.48      1.71
CLASS C**
With Sales Charge and CDSC              14.79      22.07%       n/a       n/a
Without Sales Charge and CDSC           17.02      24.27        n/a       n/a
CLASS D**
With 1% CDSC                            16.02        n/a      17.30       n/a
Without CDSC                            17.02        n/a      18.30      1.71
LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                      21.23      31.09@     29.84      3.04++
MSCI EMF INDEX***                       13.87      22.82@     22.10     (0.47)++


NET ASSET VALUE                                                                  CAPITAL GAIN INFORMATION
                APRIL 30, 2000     OCTOBER 31, 1999    APRIL 30, 1999            FOR THE SIX MONTHS ENDED APRIL 30, 2000
                ---------------    ------------------  ---------------
CLASS A             $7.86               $6.69               $6.59                REALIZED            $1.857
CLASS B              7.63                6.52                6.44                UNREALIZED           0.087#
CLASS C              7.63                6.52                 n/a
CLASS D              7.63                6.52                6.45



   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From May 31, 1996.

   @ From May 31, 1999.

   # Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Emerging Markets Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through April 30, 2000, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[LINE CHART OMITTED]

                        Class A                  Class D
            Class A     Without       Class B    Without        MSCI     Lipper
          With Sales     Sales          With      Sales          EMF      EMF
            Charge       Charge         CDSC      Charge        Index    Average
            -----        -----          -----     -----         -----    ------
5/28/96      9520        10000          10000     10000         10000     10000
7/31/96      9013         9468           9454      9454          9375      9463
10/31/96     9040         9496           9468      9468          9440      9539
1/31/97     10173        10686          10630     10644         10299     10734
4/30/97     10653        11190          11106     11106         10476     10981
7/31/97     12453        13081          12969     12969         11522     12431
10/31/97     9787        10280          10182     10182          8639      9969
1/31/98      9173         9636           9524      9524          7856      9073
4/30/98     10600        11135          10980     10966          8953     10348
7/31/98      9000         9455           9300      9300          7135      8477
10/31/98     6907         7255           7129      7129          5962      6797
1/31/99      7080         7437           7283      7297          6261      6990
4/30/99      8787         9230           9020      9034          8041      8659
7/31/99      9120         9580           9356      9370          8659      9400
10/31/99     8920         9370           9132      9132          8622      9274
1/31/00     12133        12171          11835     11835         10653     12069
4/30/00     10480        11008          10386     10686          9818     11243

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 6, the performance of Class C shares will be greater than or less than the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000

                                                                          SHARES
                                                             -------------------
                                                                        HOLDINGS
ADDITIONS                                                    INCREASE    4/30/00
---------                                                    --------    -------
AudioCodes (Israel) ......................................     26,500     26,500
e-SIM (Israel) ...........................................     81,000     81,000
Hana Microelectronics
   (Thailand) ............................................    230,000    230,000
Hon Hai Precision Industry
   (Taiwan) ..............................................    140,000    140,000
Macronix International
   (ADRs) (Taiwan) .......................................     60,000     60,000
Malaysian Pacific Industries
   Berhad (Malaysia) .....................................    130,000    130,000
Mirae (South Korea) ......................................    180,000    180,000
Sapiens International
   (Israel) ..............................................    100,000    100,000
Taiwan Semiconductor
   Manufacturing
   (Taiwan) ..............................................    250,000    250,000
WYSE Technology Taiwan
   (Taiwan) ..............................................    480,000    480,000
                                                              -------    -------


                                                                          SHARES
                                                        ------------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      4/30/00
----------                                              -------       -------
Acer (Taiwan) ......................................    437,000            --
Barlow (South Africa) ..............................    157,700            --
China Steel (GDRs) (Taiwan) ........................     95,550            --
China Telecom (Hong Kong)
   (China) .........................................    210,000       210,000
Korea Electric Power
   (South Korea) ...................................     37,000            --
L.G. Chemical
   (South Korea) ...................................     35,000            --
Satyam Infoway (ADRs)
   (India) .........................................     15,400(1)         --
Taiwan Semiconductor
   Manufacturing (ADRs)
   (Taiwan) ........................................     38,130            --
Telefonos de Mexico
   "Telmex" (Class L ADRs)
   (Mexico) ........................................     19,600        25,000(2)
United Microelectronics
   (Taiwan) ........................................    482,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 9,900 shares received as a result of a 4-for-1 stock split.

(2) Includes 21,300 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Emerging Markets Fund

                                                           SHARES       VALUE
                                                           ------    -----------
COMMON STOCKS  98.79%
ARGENTINA  0.84%
TELECOM ARGENTINA (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          20,000     $   558,750
                                                                     -----------
BRAZIL 11.17%
CELULAR CRT PARTICIPACOES*
   Provider of wireless telecom-
   munication services
   (Telecommunications)                                    2,600         908,234
COMPANHIA BRASILEIRO DE DISTRIBUICAO
   GRUPO PAO DE ACUCAR (ADRS)
   Operator of supermarkets,
   consumer electronics, and
   appliance stores (Retailing)                           15,700         447,450
EMBRATEL PARTICIPACOES (ADRS)
   Provider of long-distance
   telecommunications services
   (Telecommunications)                                   30,000         675,000
PETROLEO BRASILEIRO "PETROBRAS" (ADRS)
   Oil and gas producer and
   distributor (Resources)                                47,800       1,132,449
TELE CELULAR SUL PARTICIPACOES
   (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          12,000         463,500
TELE CENTRO OESTE CELULAR
   PARTICIPACOES (ADRS)
   Provider of telecommunications
   services (Telecommunications)                         109,000       1,253,500
TELE CENTRO SUL PARTICIPACOES
   (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          12,200         777,750
TELE NORTE CELULAR PARTICIPACOES
   (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          22,000       1,005,125
UNIAO DE BANCOS BRASILEIROS
   "UNIBANCO" (GDRS)
   Commercial bank
   (Financial Services)                                   30,000         748,125
                                                                     -----------
                                                                       7,411,133
                                                                     -----------
CHILE  1.17%
BANCO DE A. EDWARDS (ADRS)
   Commercial bank
   (Financial Services)                                   47,400         779,137
                                                                     -----------
CHINA 3.02%
CHINA TELECOM (HONG KONG)*
   Provider of telecommunications
   services (Telecommunications)                         210,000       1,516,523
YIXING XINWEI HOLDINGS Manufacturer of rare earth products used in high-
   technology items such as long-life light bulbs and
   memory chips (Metals)                               4,000,000     $   487,855
                                                                     -----------
                                                                       2,004,378
                                                                     -----------
CROATIA 0.48%
PLIVA (GDRS)
   Manufacturer and retailer of
   pharmaceutical products (Drugs
   and Health Care)                                       25,400         318,770
                                                                     -----------
EGYPT 0.80%
AL-AHRAM BEVERAGES (GDRS)
   Producer of beer and soft drinks
   (Consumer Goods and Services)                          30,000         530,250
                                                                     -----------
ESTONIA 0.50%
SOCIETE GENERALE BALTIC REPUBLICS FUND*
   Investor in the Baltic Republics
   (Miscellaneous)                                         3,200         328,000
                                                                     -----------
GREECE 2.33%
ANTENNA TV (ADSS)*
   Owner and operator of a tele-
   vision broadcast network (Media)                       32,850         631,336
STET HELLAS TELECOMMUNICATIONS
   (ADRS)*+
   Provider of mobile
   telecommunications services
   (Telecommunications)                                   40,000         917,500
                                                                     -----------
                                                                       1,548,836
                                                                     -----------
HUNGARY  2.46%
BORSODCHEM (GDRS)
   Manufacturer of diversified
   chemical products (Chemicals)                          19,000         700,150
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)                           8,800         306,350
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)                          14,000         627,200
                                                                     -----------
                                                                       1,633,700
                                                                     -----------
INDIA  8.09%
INDIA IT FUND
   Closed-end technology fund
   (Miscellaneous)                                        20,470       1,453,370
LARSEN & TOUBRO (GDSS)
   Manufacturer of engineering
   equipment (Diversified)                                70,000         962,500
MAHANGAR TELEPHONE
   NIGAM (GDRS)
   Provider of telecommunications
  services (Telecommunications)                           91,850       1,199,791

----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
April 30, 2000
Seligman Emerging Markets Fund

                                                           SHARES       VALUE
                                                           ------    -----------
INDIA (CONTINUED)
MAHINDRA & MAHINDRA (GDRS)
   Manufacturer of automobiles,
   automobile components, and
   farm equipment (Manufacturing)                         71,000     $   473,925
SSI (GDSS)*+
   Provider of education software
   and consulting services
   (Computer and
   Technology Related)                                    70,000         630,000
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications)                                   34,200         649,800
                                                                     -----------
                                                                       5,369,386
                                                                     -----------
INDONESIA  2.55%
PT MATAHARI PUTRA PRIMA*
   Operator of department
   stores (Retailing)                                  6,250,000         731,804
PT METRODATA ELECTRONICS*
   Computer retailer (Computer
   and Technology Related)                             4,000,000         468,354
PT MULTIPOLAR*
   Provider of computer
   equipment (Computer
   and Technology Related)                             6,000,000         493,671
                                                                     -----------
                                                                       1,693,829
                                                                     -----------
ISRAEL  12.90%
ALADDIN KNOWLEDGE SYSTEMS*
   Provider of software and
   Internet security systems
   (Computer and Technology
   Related)                                               19,800         343,406
AUDIOCODES*
   Provider of telecommunications
   equipment (Technology)                                 26,500       1,975,906
E-SIM*
   Provider of Internet software
   (Computer and Technology
   Related)                                               81,000       1,356,750
NICE-SYSTEMS (ADRS)*
   Developer, manufacturer, and
   distributor of voice and fax
   management systems
   (Telecommunications)                                   15,000         981,094
ORBOTECH Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays (Computer and
   Technology Related)                                    12,000       1,023,375
RADVISION*
   Designer of products that
   enable real-time voice, video,
   and data communications
   over packet networks (Computer and
   Technology Related)                                    19,000         733,875
SAPIENS INTERNATIONAL*
   Provider of enterprise software
   used in mission-critical software
   applications (Computer and
   Technology Related)                                   100,000         800,000
TTI TEAM TELECOM INTERNATIONAL*
   Provider of software products
   and services used in operations
   support and network
   management systems (Computer
   and Technology Related)                                50,000       1,346,875
                                                                     -----------
                                                                       8,561,281
                                                                     -----------
MALAYSIA  3.47%
MALAYAN BANKING BERHAD
   Commercial bank
   (Financial Services)                                  205,000         852,357
MALAYSIAN PACIFIC INDUSTRIES BERHAD Investment holding company whose subsidiaries provide integrated circuits, semiconductor devices, electronic components,
   and leadframes (Electronics)                          130,000       1,453,928
                                                                     -----------
                                                                       2,306,285
                                                                     -----------
MEXICO  8.16%
CIFRA (ADRS)*
   Retail operator (Retailing)                            33,000         764,244
GRUPO FINANCIERO BANORTE*
   Provider of banking services
   (Financial Services)                                  800,000       1,123,404
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services (Media)                           16,000       1,015,000
TELEFONOS DE MEXICO "TELMEX"
   (CLASS L ADRS)
   Provider of telecommunications
   services (Telecommunications)                          25,000       1,470,312
TUBOS DE ACERO DE MEXICO
   "TAMSA" (ADRS)
   Manufacturer and retailer
   of industrial pipes and tubing
   (Manufacturing)                                        70,000       1,045,625
                                                                     -----------
                                                                       5,418,585
                                                                     -----------
----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Emerging Markets Fund

                                                          SHARES       VALUE
                                                          ------    -----------
PHILIPPINES  0.23%
PHILWEB.COM*
   Provider of Internet software
   (Computer and Technology
   Related)                                          32,000,000     $   151,144
                                                                    -----------
POLAND                                                                     1.61%
EUROPEJSKI FUNDUSZ
   LEASINGOWY (GDRS)*+
   Provider of equipment lease
   financing (Financial Services)                        30,000         572,400
TELEKOMUNIKACJA POLSKA (GDRS)
   Provider of telecommunications
   services (Telecommunications)                         64,800         497,340
                                                                    -----------
                                                                       1,069,740
                                                                    -----------
RUSSIA  1.08%
SURGUTNEFTEGAZ (ADRS)
   Oil and natural gas producer
   (Resources)                                           47,400         719,295
                                                                    -----------
SOUTH AFRICA                                                               2.81%
M-CELL
   Investment holding company
   with an interest in Mobile
   Telephone Networks Holdings
   (Telecommunications)                                 151,000         808,332
NETWORK HEALTHCARE HOLDINGS
   Owner and operator of private
   hospitals and clinics (Drugs
   and Health Care)                                   2,859,100         379,471
SOFTLINE*
   Investment holding company
   with interests in software
   development and distribution
   (Computer and Technology
   Related)                                             660,000         678,396
                                                                    -----------
                                                                       1,866,199
                                                                    -----------
SOUTH KOREA  12.56%
CHEIL COMMUNICATIONS
   Advertising agency (Media)                             8,000         839,829
CHEIL JEDANG
   Supplier of diversified consumer
   products (Consumer Goods
   and Services)                                         13,000         667,718
MEDIDAS
   Provider of medical information systems, such as electronic medical record systems and pharmaceutical e-commerce solutions (Computer and
   Technology Related)                                   47,720         748,212
MIRAE
   Manufacturer of test handlers,
   such as memory handlers and
   burn-in sorters (Computer and
   Technology Related)                                  180,000         931,020
POHANG IRON & STEEL (ADRS)
   Steel manufacturer for the
   construction and shipbuilding
   industries (Metals)                                   50,000       1,050,000
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Manufacturing)                                        9,500       2,568,146
SK TELECOM (ADRS)
   Provider of mobile
   telecommunications and
   paging services
   (Telecommunications)                                  47,910       1,536,114
                                                                    -----------
                                                                       8,341,039
                                                                    -----------
TAIWAN  13.98%
ASUSTEK COMPUTER Provider of computer mother- boards, add-on cards, CD-ROMs, notebook computers, and server solutions (Computer and
   Technology Related)                                   65,000         720,216
HON HAI PRECISION INDUSTRY*
   Provider of electronic connectors
   and cable assemblies
   (Electronics)                                        140,000       1,349,894
MACRONIX INTERNATIONAL (ADRS)*
   Provider of integrated circuit
   products (Technology)                                 60,000       1,831,875
PHOENIXTEC POWER
   Producer of uninterrupted
   power supply (UPS) equipment
   (Manufacturing)                                      150,000         357,902
PROCOMP INFOMATICS*
   Provider of computer mother-
   boards, interface cards, palmtop
   personal computers, and
   semiconductors (Electronics)                          42,000         329,466
SILICONWARE PRECISION INDUSTRIES*
   Packaging for electronic
   components (Computer and
   Technology Related)                                  750,000       1,703,710
TAIWAN SEMICONDUCTOR
   MANUFACTURING*
   Manufacturer of integrated
   circuits (Computer and
   Technology Related)                                  250,000       1,609,740

----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Emerging Markets Fund

                                                           SHARES       VALUE
                                                           ------    -----------
TAIWAN (CONTINUED)
WYSE TECHNOLOGY TAIWAN
   Manufacturer of computer
   terminals (Computer and
   Technology Related)                                   480,000     $ 1,035,463
YAGEO
   Manufacturer of
   passive components
   (Electronics)                                         210,000         341,821
                                                                     -----------
                                                                       9,280,087
                                                                     -----------
THAILAND  5.09%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronics)                                         230,000       1,728,097
SIAM CEMENT*
   Cement manufacturer and
   distributor (Construction
   and Property)                                          40,000         924,734
TELECOMASIA*
   Operator of a two-million-line
   telephone project in Bangkok
   (Telecommunications)                                  540,000         723,499
                                                                     -----------
                                                                       3,376,330
                                                                     -----------
TURKEY  2.55%
HACI OMER SABANCI HOLDING (ADSS)
   Investment company special-
   izing in diversified industries
   (Financial Services)                                  147,804         598,606
TURKIYE IS BANKASI "ISBANK"
   (GDRS)*
   Provider of banking services
   (Financial Services)                                   68,000         372,960
TURKIYE IS BANKASI "ISBANK"
   (GDRS)+                                               132,000         723,980
                                                                     -----------
                                                                       1,695,546
                                                                     -----------
UNITED STATES  0.94%
COMVERSE TECHNOLOGY*
   Provider of telecommunications
   equipment (Computer and
   Technology Related)                                     7,000         624,531
                                                                     -----------
TOTAL INVESTMENTS  98.79%
  (Cost $64,842,346)                                                  65,586,231
OTHER ASSETS
  LESS LIABILITIES  1.21%                                                800,808
                                                                     -----------
NET ASSETS  100.00%                                                  $66,387,039
                                                                     ===========

----------
* Non-income producing security.

+ Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund

--------------------------------------------------------------------------------
[PHOTO OF GLOBAL GROWTH TEAM]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (CO-PORTFOLIO MANAGER), SANDRA LEU, JACK CHANG (CO-PORTFOLIO MANAGER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

For the six months ended April 30, 2000, Seligman Global Growth Fund posted a total return of 17.47% based on the net asset value of Class A shares. This return outpaced both the 16.32% total return of the Fund's peers, as measured by the Lipper Global Funds Average, and the 7.64% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.

The Fund benefited from generally strong global equity markets. Japan was the only industrialized nation that has not taken part in the global economic recovery, and the Fund fortunately has been underweighted in this market. The Fund also benefited from its growth bias during a time when growth stocks outperformed, and from its focus on technology and telecommunications, which continued to outperform the broader markets.

PORTFOLIO STRATEGY

The Fund continued to pursue stocks within its major growth themes: Quality of Life, Productivity, and Consumption. Using a disciplined investment process, a combination of "top down" investment themes and "bottom up" stock screening and fundamental analysis, the Fund's managers seek to look beyond household names to identify growing companies of all sizes throughout the world.

The Fund remained underweighted in the US during the six-month period since we believe that the best opportu- nities for growth currently lie outside the US. The US has enjoyed nearly 10 years of economic expansion, and we feel that the economy must slow if it is to avoid more severe inflationary pressures. Recently, there has been evidence that this is indeed taking place. Many overseas economies, however, are just in the early stages of economic recovery, which should provide attractive opportunities within all of the Fund's investment themes.

QUALITY OF LIFE

During the six-month period, we increased the Fund's exposure to pharmaceutical companies in Europe and Japan. We believe that companies in this sector typically have good long-term fundamentals, such as patents and proprietary research. In addition, the sector tends to be less volatile than the broader market and thus provides the Fund with a necessary counterweight to the more volatile technology names in the portfolio. The drugs and health care sector is currently the Fund's largest industry weighting.

PRODUCTIVITY

Within  the   Productivity   theme,  we  maintained  the  Fund's   weighting  in
telecommunications, but for new acquisitions

INVESTMENT REPORT
Seligman Global Growth Fund

we focused on manufacturing stocks. We believe that these stocks currently offer attractive valuations relative to the telecommunications sector, which had been such a strong performer in 1998 and 1999. While we remained on the sidelines during this six-month period in terms of increasing the Fund's exposure to telecommunications, we have a heavy weighting in this sector and are optimistic about its long-term prospects. The growing global economy continues to demand increased bandwidth, and the number of networks designed to transmit voice and data traffic continues to grow.

CONSUMPTION

During this six-month period, we increased the Fund's exposure to the retailing sector in overseas markets. In recent years, US consumption has been so strong that it has continued to surprise economists and market watchers. However, consumption overseas has remained relatively weak. As these economies continue to expand, and as personal wealth continues to grow, we believe that consumption will increase. Going forward, we will be looking for opportunities in consumer goods companies, retailers, and advertisers around the world since we believe that increased disposable income throughout the globe will lead to greater opportunities for these companies.

OUTLOOK

Seligman Global Growth Fund is a true "flex-cap" fund, which means it can pursue small-, medium-, and large-capitalization stocks in an effort to benefit from the most promising companies and industries available worldwide. Currently, we are enthusiastic about small- and medium-sized companies, since they are often overlooked, especially in less efficient overseas markets.

The Fund is also well diversified both in terms of country allocations and industry allocations. More than 60% of the Fund's holdings are non-US investments, and the companies in the portfolio include global industry leaders, providing diversification across a wide range of sectors.

We believe that the Fund is currently well positioned to take advantage of the shifting global economy. The Fund seeks to take advantage of what we believe are today's compelling global growth themes, including emerging consumerism and global brands, productivity gains through technology and outsourcing, and overall improvements in quality of life worldwide.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                                                       AVERAGE ANNUAL
                                                                             ----------------------------------
                                                              CLASS C                     CLASS B
                                                               SINCE                       SINCE        SINCE
                                                 SIX         INCEPTION        ONE        INCEPTION    INCEPTION
                                               MONTHS*       5/27/99*         YEAR        4/22/96      11/1/95
                                               -------       ---------       ------      ---------    ---------
CLASS A**
With Sales Charge                               11.91%           n/a         23.22%          n/a        18.05%
Without Sales Charge                            17.47            n/a         29.34           n/a        19.35

CLASS B**
With CDSC+                                      12.02            n/a         23.35         17.02%         n/a
Without CDSC                                    17.02            n/a         28.35         17.33          n/a

CLASS C**
With Sales Charge and CDSC                      14.91          30.58%          n/a           n/a          n/a
Without Sales Charge and CDSC                   17.11          32.88           n/a           n/a          n/a

CLASS D**
With 1% CDSC                                    16.11            n/a         27.44           n/a          n/a
Without CDSC                                    17.11            n/a         28.44           n/a        18.47

LIPPER GLOBAL FUNDS AVERAGE***                  16.32          26.48@        22.94         16.77++      18.04#

MSCIWORLD INDEX***                               7.64          16.89@        12.64         17.12++      18.40#


NET ASSET VALUE                                                                  CAPITAL GAIN INFORMATION
                APRIL 30, 2000     OCTOBER 31, 1999    APRIL 30, 1999            FOR THE SIX MONTHS ENDED APRIL 30, 2000
               -----------------   -----------------   --------------
CLASS A            $13.84                $12.86             $11.68               PAID                $1.171
CLASS B             13.33                 12.47              11.37               REALIZED             1.588
CLASS C             13.34                 12.47                n/a               UNREALIZED           3.663##
CLASS D             13.34                 12.47              11.37

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 2% since inception.

  ++ From April 30, 1996.

  ++ From May 31, 1999.

   @ From October 31, 1995.

  @@ Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Global Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through April 30, 2000, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

                Lipper       Class A                                    Class A
                Global       Without        Class D      MSCI           With
                Funds        Sales          Without      World          Sales
                Index        Charge         CDSC         Index          Charge
                -----        -----          -----        -----          -----
11/1/95          9520        10000          10000        10000          10000
1/31/96         10107        10616          10602        10848          10652
4/30/96         10880        11429          11387        11362          11350
7/31/96         10627        11162          11106        11032          10975
10/31/96        10773        11317          11233        11682          11611
1/31/97         11307        11877          11751        12292          12451
4/30/97         11347        11919          11793        12592          12467
7/31/97         13253        13922          13740        14690          14496
10/31/97        12267        12885          12689        13698          13639
1/31/98         12748        13391          13152        14511          13992
4/30/98         15028        15786          15475        16312          15960
7/31/98         15069        15829          15503        16470          15779
10/31/98        13435        14112          13800        15847          14459
1/31/99         15599        16386          15988        18002          16287
4/30/99         16312        17134          16692        18980          17164
7/31/99         17052        17912          17412        19090          17617
10/31/99        17960        18865          18307        19861          18140
1/31/00         20961        22019          21327        20817          20574
4/30/00         21098        22162          21440        21379          21101

  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

  As shown on page 14, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      4/30/00
---------                                               --------      -------
ALZA (US) .........................................       69,200      152,100
America Online (US) ...............................       47,200      114,000(1)
Bombardier (B Shares)
   (Canada) .......................................      120,500      120,500
Coca-Cola (US) ....................................       93,750       93,750
Disney, Walt (US) .................................       74,550      172,150
Pfizer (US) .......................................      160,100      160,100
Tyco International (US) ...........................       64,200      174,000
VeriSign (US) .....................................       16,700       16,700
Watson Pharmaceutical (US) ........................      142,300      142,300
Williams Companies (The)
   (US) ...........................................      142,700      142,700


                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      4/30/00
---------                                               --------      -------
American International
   Group (US) .....................................       37,218           --
CBS (US) ..........................................       82,000           --
Compuware (US) ....................................      143,200           --
Corning (US) ......................................       19,000       30,400
General Electric (US) .............................       25,750           --
Halliburton (US) ..................................       97,900           --
Koninklijke (Royal) Philips
   Electronics (Netherlands) ......................      108,230(2)    42,956
MCI WorldCom (US) .................................       79,250(3)        --
Nokia (Finland) ...................................      148,000(4)    45,720
Sonera Group (Finland) ............................       81,050       28,350

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 33,400 shares received as a result of a 2-for-1 stock split.
(2) Includes 110,817 shares received as a result of a 4-for-1 stock split.
(3) Includes 29,250 shares received as a result of a 3-for-2 stock split.
(4) Includes 134,790 shares received as a result of a 4-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2000

                                                                            MSCI
                                                                           WORLD
                                                               FUND       INDEX
                                                              ------     ------
CONTINENTAL EUROPE .......................................     32.66%     23.08%
   Austria ...............................................        --       0.09
   Belgium ...............................................        --       0.37
   Denmark ...............................................      1.43       0.31
   Finland ...............................................      1.45       1.56
   France ................................................      4.77       5.26
   Germany ...............................................      3.09       4.27
   Greece ................................................      0.18         --
   Hungary ...............................................      0.14         --
   Ireland ...............................................      3.21       0.19
   Italy .................................................      3.10       2.27
   Netherlands ...........................................      4.34       2.71
   Norway ................................................      1.19       0.17
   Portugal ..............................................        --       0.19
   Spain .................................................      3.06       1.28
   Sweden ................................................      4.27       1.53
   Switzerland ...........................................      2.43       2.88
JAPAN ....................................................      9.98      13.26
LATIN AMERICA ............................................      0.90         --
   Brazil ................................................      0.51         --
   Mexico ................................................      0.39         --
PACIFIC ..................................................      3.16       2.86
   Australia .............................................      0.88       1.33
   Hong Kong .............................................      1.48       0.96
   New Zealand ...........................................        --       0.07
   Singapore .............................................      0.62       0.50
   South Korea ...........................................      0.18         --
UNITED KINGDOM ...........................................      9.09       9.31
UNITED STATES ............................................     34.07      49.41
OTHER ....................................................      1.13       2.08
   Canada ................................................      1.13       2.08
OTHER ASSETS LESS LIABILITIES ............................      9.01         --
                                                              ------     ------
TOTAL ....................................................    100.00%    100.00%
                                                              ======     ======

LARGEST INDUSTRIES
APRIL 30, 2000

[BAR CHART OMITTED]

Percent of
Net Assets      15.6%          14.1%         10.7%       7.5%          6.8%

             $44,862,194   $40,692,137   $30,866,979   $21,636,845   $19,632,718

              DRUGS AND      COMPUTER        TELE-     ENTERTAIN-    DIVERSIFIED
             HEALTH CARE        AND        COMMUNI-       MENT
                            TECHNOLOGY     CATIONS        AND
                              RELATED                   LEISURE


REGIONAL ALLOCATION
APRIL 30, 2000

United States                     34.07%
Other Assets Less Liabilities      9.01%
United Kingdom                     9.09%
Pacific                            3.16%
Latin America                      0.90%
Japan                              9.98%
Other                              1.13%
Continental Europe                32.66


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000

SECURITY                                                                 VALUE
--------                                                              ----------
L.M. Ericsson Telefon
  (Series B) (Sweden) ..........................................      $9,136,674
Tyco International (US) ........................................       7,993,125
Disney, Walt (US) ..............................................       7,456,247
America Online (US) ............................................       6,818,625
Pfizer (US) ....................................................       6,744,213
ALZA (US) ......................................................       6,701,906
Cisco Systems (US) .............................................       6,673,875
Watson Pharmaceutical (US) .....................................       6,394,606
Mediolanum (Italy) .............................................       6,189,832
Corning (US) ...................................................       6,004,000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Growth Fund


                                                           SHARES       VALUE
                                                           ------    -----------
COMMON STOCKS  90.95%
AUSTRALIA  0.88%
COCHLEAR
   Developer and marketer of
   hearing aids (Drugs and
   Health Care)                                          100,500     $ 1,306,568
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Drugs and Health Care)                               100,700       1,212,083
                                                                     -----------
                                                                       2,518,651
                                                                     -----------
BRAZIL  0.51%
TELESP-TELECOMUNICACOES
DE SAO PAULO
   Provider of telecommunications
   services (Telecommunications)                          58,000       1,464,500
                                                                     -----------
CANADA  1.13%
BOMBARDIER (BSHARES)
   Diversified manufacturer
   (Diversified)                                         120,500       3,238,285
                                                                     -----------
DENMARK  1.43%
ISS INTERNATIONAL SERVICE SYSTEM
   Provider of cleaning and
   landscape management
   services (Business Goods
   and Services)                                          36,600       2,313,826
VESTAS WIND SYSTEMS*
   Developer and marketer of wind
   turbines and lightning protection
   products (Electronics)                                  5,400       1,805,778
                                                                     -----------
                                                                       4,119,604
                                                                     -----------
FINLAND  1.45%
NOKIA
   Developer and manufacturer of
   cellular phones and base stations
   (Telecommunications)                                   45,720       2,623,269
SONERA GROUP
   Provider of telecommunications
   services (Telecommunications)                          28,350       1,559,608
                                                                     -----------
                                                                       4,182,877
                                                                     -----------
FRANCE  4.77%
ALCATEL
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                                   20,175       4,678,008
CAP GEMINI
   Provider of computer consulting
   services (Computer and
   Technology Related)                                    15,156       2,976,772
CARREFOUR SUPERMARCHE
   Supermarket operator in Europe,
   the Americas, and Taiwan
   (Retailing)                                            33,900       2,207,089
SAGEM
   Manufacturer of products for
   diversified industries (Electronics)                    1,575       1,959,178
SOCIETE TELEVISION FRANCAISE 1 "TF1"
   Operator of the French television channel "TF1"; producer of news, drama, documentaries, sports, and children's programs
   (Entertainment and Leisure)                             2,800       1,917,168
                                                                     -----------
                                                                      13,738,215
                                                                     -----------
GERMANY  3.05%
ADIDAS-SALOMON
   Manufacturer and marketer
   of sporting goods (Retailing)                          32,030       2,075,148
ALLIANZ
   Provider of insurance products
   (Financial Services)                                    4,950       1,858,927
PORSCHE
   Manufacturer of luxury sports
   cars (Automotive and Related)                             954       2,454,513
SCHERING-PLOUGH
   Manufacturer of pharmaceuticals
   and health and personal care
   products (Drugs and Health Care)                       13,250       1,873,499
SIXT
   Provider of automobile rental
   and leasing services (Retailing)                       29,845         526,478
                                                                     -----------
                                                                       8,788,565
                                                                     -----------
GREECE  0.18%
NATIONAL BANK OF GREECE (ADRS)
   Provider of banking and
   financial services
   (Financial Services)                                   46,200         531,300
                                                                     -----------
HONG KONG  1.48%
CHINA TELECOM (HONG KONG)
   Provider of telecommunications
   services (Telecommunications)                         312,000       2,253,120
HSBC HOLDINGS
   Provider of international
   banking and financial
   services (Financial Services)                          64,000         714,836
HUTCHISON WHAMPOA
   Holding company with
   interests in various
   industries (Diversified)                               88,000       1,282,288
                                                                     -----------
                                                                       4,250,244
                                                                     -----------

----------
See footnotes on page 21.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Growth Fund

                                                           SHARES       VALUE
                                                           ------    -----------
HUNGARY  0.14%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          12,000     $   417,750
                                                                     -----------
IRELAND  3.21%
ELAN (ADRS)*
   Developer, manufacturer and
   marketer of pharmaceutical
   delivery systems (Drugs and
   Health Care)                                           98,550       4,225,331
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                                      601,000       5,000,377
                                                                     -----------
                                                                       9,225,708
                                                                     -----------
ITALY  3.10%
BANCA NAZIONALE DEL LAVORO "BNL"
   Provider of banking services
   (Financial Services)                                  836,500       2,738,266
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)                                  373,000       6,189,832
                                                                     -----------
                                                                       8,928,098
                                                                     -----------
JAPAN  9.98%
ABLE
   Provider of real estate
   investment management
   (Financial Services)                                   22,000         936,777
ASAHI PRETEC
   Provider of recycling services
   for precious metals (Industrial
   Goods and Services)                                        75       1,450,986
CHUGAI PHARMACEUTICAL
   Pharmaceutical manufacturer
   (Drugs and Health Care)                               126,000       2,425,993
CRESCO
   Developer of computer
   software (Computer and
   Technology Related)                                    20,760       1,921,689
FANCL
   Manufacturer and retailer
   of cosmetics and nutritional
   supplements (Consumer Goods
   and Services)                                           7,280       1,060,024
GLOBAL-DINING
   Restaurant operator (Restaurants)                       1,000          69,425
H.I.S
   Travel agency specializing in
   overseas and package tours
   (Entertainment and Leisure)                            40,500       2,436,823
INTER
   Provider of loans to individuals
   and small businesses
   (Financial Services)                                   33,800         688,327
ITOCHU TECHNO-SCIENCE
   Provider of computer network
   systems and softwares
   (Computer and Technology
   Related)                                                  100          79,700
KEYENCE
   Manufacturer of detection
   devices and measuring
   control equipment (Electronics)                        11,660       3,869,397
MEITEC
   Provider of software engineering
   services (Computer and
   Technology Related)                                    64,700       2,030,297
MOBILEPHONE TELECOMMUNICATIONS
   INTERNATIONAL
   Provider of telecommunications
   services (Telecommunications)                              45         891,419
N.I.C
   Dispatcher of personnel to
   medical-related businesses
   (Drugs and Health Care)                                55,900       1,009,025
NIPPON TELEGRAPH & TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)                             145       1,798,575
NTT MOBILE COMMUNICATION NETWORK
   "NTT DOCOMO"
   Provider of telecommunications
   services (Telecommunications)                              55       1,837,915
OBIC BUSINESS CONSULTANTS
   Provider of computer systems
   support (Computer and
   Technology Related)                                     1,000         367,491
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                                          34,000         249,264
SHIDAX COMMUNITY
   Operator of private karaoke rooms
   (Entertainment and Leisure)                             1,000          15,274
SUNDRUG
   Operator of outlet drug
   stores (Retailing)                                     19,300       1,456,031
TOKYO BISO KOGYO
   Building maintenance contractor
   (Business Goods and Services)                         112,000         748,533
TOUEI HOUSING
   Real estate developer and retailer
   (Construction and Property)                            64,000       1,119,689
UNITED ARROWS
   Clothing retailer (Consumer
   Goods and Services)                                    19,500       1,010,830
XEBIO
   Retailer of outdoor
   clothing (Retailing)                                   67,000       1,252,800
                                                                     -----------
                                                                      28,726,284
                                                                     -----------

----------
See footnotes on page 21.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Growth Fund

                                                           SHARES       VALUE
                                                           ------    -----------
MEXICO  0.39%
GRUPO CARSO (ADRS)*
   Diversified holding company
   (Diversified)                                         164,000     $ 1,115,020
                                                                     -----------
NETHERLANDS  4.34%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Computer and Technology
   Related)                                               75,825       2,964,750
EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)                          24,300       1,881,474
KPNQWEST (SERIES C)*
   Provider of Internet services
   to businesses (Computer and
   Technology Related)                                    38,740       1,609,841
KONINKLIJKE NUMICO
   Provider of nutritional products
   (Consumer Goods and Services)                          57,862       2,151,909
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                                          42,956       1,916,669
UNITED PAN-EUROPE
   COMMUNICATIONS (A SHARES)*
   Provider of telecommunications
   services (Telecommunications)                          53,934       1,963,159
                                                                     -----------
                                                                      12,487,802
                                                                     -----------
NORWAY  1.19%
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates (Business
   Goods and Services)                                   165,540       3,425,163
                                                                     -----------
SINGAPORE  0.62%
NATSTEEL ELECTRONICS GROUP "NEL"
   Manufacturer of electronic
   products equipment for
   the computer and
   telecommunications
   industries (Electronics)                              175,000       1,004,804
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                          66,000         773,377
                                                                     -----------
                                                                       1,778,181
                                                                     -----------
SOUTH KOREA  0.18%
KOREA TELECOM (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          15,000         517,500
                                                                     -----------
SPAIN  3.06%
SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                                         113,907       1,669,639
SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA (NEW SHARES)*                              1,634          22,658
TELEFONICA PUBLICIDAD E INFORMACION*
   Telephone directory publisher;
   directory advertising retailer
   (Entertainment and Leisure)                           133,000       5,260,755
TERRA NETWORKS*
   Provider of Internet access
   services (Computer and
   Technology Related)                                    30,100       1,862,524
                                                                     -----------
                                                                       8,815,576
                                                                     -----------
SWEDEN  4.27%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecom-
   munications equipment
   (Telecommunications)                                  102,505       9,136,674
SECURITAS (SERIES B)
   Provider of security services
   (Consumer Goods and Services)                         121,300       3,147,267
                                                                     -----------
                                                                      12,283,941
                                                                     -----------
SWITZERLAND  2.43%
CREDIT SUISSE GROUP
   Provider of banking and
   financial services
   (Financial Services)                                   14,425       2,608,643
DISETRONIC HOLDING
   Manufacturer of medical devices,
   such as cardio-measuring systems
   (Drugs and Health Care)                                   120         693,179
GRETAG IMAGING GROUP
   Worldwide manufacturer of image
   processing equipment and systems
   (Drugs and Health Care)                                 9,300       1,870,798
PHONAK HOLDING
   International provider of wireless
   hearing aids and miniaturized
   voice communications systems
   (Drugs and Health Care)                                   300         687,954
STRAUMANN
   Provider of surgical implants and
   instruments for dental medicine,
   jaw, and face surgery
   (Drugs and Health Care)                                 1,065       1,147,541
                                                                     -----------
                                                                       7,008,115
                                                                     -----------

----------
See footnotes on page 21.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Growth Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED KINGDOM  9.09%
ASTRAZENECA
   Holding company which, through
   its subsidiaries, is a researcher and
   manufacturer of chemicals and
   medical products (Drugs and
   Health Care)                                           65,289     $ 2,734,492
BODYCOTE INTERNATIONAL
   Diversified manufacturer and
   distributor (Industrial Goods
   and Services)                                         370,000       1,423,395
BRITISH TELECOMMUNICATIONS
   Provider of telecommunications
   services (Telecommunications)                          55,000         980,561
CABLE & WIRELESS
   Provider of global
   telecommunications services
   (Telecommunications)                                   45,000         744,922
CENTRICA
   Distributor of gas and energy
   products and services (Electric
   and Gas Utilities)                                    521,500       1,904,894
GAMES WORKSHOP GROUP
   Manufacturer and retailer of
   specialty games (Retailing)                           134,800         365,623
GRANADA GROUP
   Television group with
   additional leisure interests,
   including hotels (Entertainment
   and Leisure)                                          197,600       1,933,441
HALMA
   Producer of fire detection and
   security equipment (Electronics)                       20,000          25,802
HILTON GROUP
   Leisure group with interests in
   hotels and gaming
   (Entertainment and Leisure)                           375,000       1,567,950
PARITY GROUP
   Provider of software engineering
   and consulting services
   (Computer and Technology
   Related)                                              675,000       3,729,854
PIZZAEXPRESS
   Operator of restaurant chain
   (Restaurants)                                         196,000       2,216,346
SMITHKLINE BEECHAM
   Manufacturer and marketer
   of pharmaceutical products;
   provider of health care
   products and services
   (Health and Household)                                 80,000       1,093,640
TESCO
   Supermarket chain
   (Retailing)                                           549,000       1,864,543
THOMSON TRAVEL GROUP
   International vacation and
   leisure company (Entertainment
   and Leisure)                                          500,000       1,049,186
WPP GROUP
   Provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research (Business
   Goods and Services)                                   300,000       4,523,156
                                                                     -----------
                                                                      26,157,805
                                                                     -----------
UNITED STATES  34.07%
AES
   Supplier of electricity
   (Electric and Gas Utilities)                           60,200       5,414,238
ALZA*
   Developer of pharmaceutical
   products (Drugs and
   Health Care)                                          152,100       6,701,906
AMERICA ONLINE Provider of Internet access, as well as electronic mail, entertainment, reference, and interactive publications (Computer and
   Technology
   Related)                                              114,000       6,818,625
BMC SOFTWARE*
   Developer of mainframe utility
   software (Computer and
   Technology Related)                                    66,700       3,124,478
CINTAS
   Designer and manufacturer of
   corporate uniforms (Business
   Goods and Services)                                   144,375       5,716,348
CISCO SYSTEMS*
   Manufacturer of computer
   network products (Computer
   and Technology Related)                                96,200       6,673,875
CITIGROUP
   Provider of diversified financial
   services (Financial Services)                          56,550       3,361,191
COCA-COLA
   Manufacturer and marketer of
   soft drinks and consumer products
   (Consumer Goods and Services)                          93,750       4,412,109
CORNING
   Producer of diversified components
   for the telecommunications and
   television industries (Diversified)                    30,400       6,004,000
DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure)                                          172,150       7,456,247

----------
See footnotes on page 21.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Growth Fund

                                                           SHARES       VALUE
                                                           ------   ------------
UNITED STATES (CONTINUED)
INFONET SERVICES
   Provider of international
   communications services
   (Business Goods and Services)                          52,000     $   756,538
MEDTRONIC
   Manufacturer of pacemakers and
   related cardiovascular products
   (Drugs and Health Care)                                62,300       3,235,706
MERCK
   Developer and manufacturer
   of pharmaceuticals (Drugs and
   Health Care)                                           37,400       2,599,300
MICROSOFT*
   Provider of personal computer
   operating systems and application
   software products (Computer
   and Technology Related)                                60,300       4,207,809
PFIZER
   Manufacturer of health care
   consumer products and
   specialty chemicals
   (Drugs and Health Care)                               160,100       6,744,213
PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal care
   products (Consumer Goods
   and Services)                                          46,850       2,793,431
TYCO INTERNATIONAL Worldwide provider of fire protection devices, electronic security services and underwater telecommunications systems
   (Diversified)                                         174,000       7,993,125
VERISIGN
   Provider of computer data
   security (Computer and
   Technology Related)                                    16,700       2,324,431
WATSON PHARMACEUTICAL
   Manufacturer of generic
   medications (Drugs and
   Health Care)                                          142,300       6,394,606
WILLIAMS COMPANIES (THE)
   Provider of natural gas and
   telecommunications services
   (Utilities)                                           142,700       5,324,494
                                                                    ------------
                                                                      98,056,670
                                                                    ------------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           ------   ------------
TOTAL COMMON STOCKS
  (Cost $184,046,201)                                               $261,775,854
CORPORATE BONDS  0.04%
  (Cost $131,121)
GERMANY  0.04%
METRO FINANCE
   0%, 9/7/2013
   (Financial Services)                                  249,000**       115,400
                                                                    ------------
TOTAL INVESTMENTS  90.99%
   (Cost $184,182,322)                                               261,891,254
OTHER ASSETS
   LESS LIABILITIES  9.01%                                            25,945,667
                                                                    ------------
NET ASSETS  100.00%                                                 $287,836,921
                                                                    ============

----------
 * Non-income producing security.

** Principal amount reported in German deutschemarks.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2000, Seligman Global Smaller Companies Fund posted a total return of 21.35% based on the net asset value of Class A shares. This return outpaced the 15.11% total return delivered by the Salomon Smith Barney Extended Market Index World, but lagged the 29.23% total return delivered by the Lipper Global Small Cap Funds Average.

The economic and market background during this time was generally beneficial for global smaller companies as investor confidence regarding the global economic recovery grew. However, nearly all regions experienced increased volatility. Specifically, as technology and technology-related sectors suffered a serious correction in March and April, many global smaller companies suffered as well. However, a degree of pullback was to be expected following a period of significant gains.

PORTFOLIO STRATEGY

UNITED STATES

The past six months were very positive for US small-cap stocks, in general, and for US small-cap growth stocks, in particular. During this time, US small-cap stocks, as measured by the Russell 2000 Index, delivered more than twice the return of the broad US market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Small-cap growth stocks, as measured by the Russell 2000 Growth Index, fared even better -- delivering over three-and-one-half times the return of the S&P 500.

During this time, we made some significant sector shifts in the US portfolio. We increased its exposure to technology, and are now slightly overweighted in this sector relative to the Russell 2000 Growth Index. Within technology, we continued to focus on wireless and telecommunications companies, which we believe will continue to grow significantly. At the same time, we lowered the portfolio's health care weighting due to what we believed were high valuations and other sector-specific difficulties. The portfolio is now underweighted in this sector relative to the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[PHOTO OF INTERNATIONAL TEAM]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED, FROM LEFT) MIRANDA RICHARDS, IAIN CLARK (PORTFOLIO MANAGER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OF GLOBAL SMALL COMPANY GROWTH TEAM]

GLOBAL SMALL COMPANY GROWTH TEAM: (STANDING, FROM LEFT) TED HILLENMEYER, MIKE CORCELL, MANDHIR UPPAL, MIKE SULLIVAN, MICHAEL ALPERT, (SEATED, FROM LEFT) BRUCE ZIRMAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), MARK CUNNEEN (PORTFOLIO MANAGER)
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

UNITED KINGDOM

The UK economy continued to grow strongly during the six-month period, prompting the Bank of England to raise interest rates three times in an effort to ward off inflation. These rate hikes put a damper on overall market returns, but smaller companies nevertheless performed well since many of the strong-performing technology and media companies are within the lower end of the market-cap range. In March and April, however, performance was reversed and small caps performed poorly, but the decline was not enough to erase the previous gains made earlier in the six-month period.

CONTINENTAL EUROPE

Continental European economies continued to grow during the six months ended April 30, 2000, causing the European Central Bank to raise interest rates four times in an effort to prevent inflation. European stock markets performed well in local terms, despite the rising rates. However, returns for foreign investors were dampened by a fall in the euro. Although valuations generally have moved higher, the region remains attractive as a source of stocks with visible earnings and strong products.

PACIFIC REGION

The Japanese economic recovery remains fragile and Japanese stock markets performed poorly during this six-month period. Japanese small-cap stocks delivered particularly disappointing returns. Small-company stocks were also weak in the rest of the Pacific region, as rising interest rates and a strong dollar hurt these markets overall. The region's markets are based, to a large degree, on commodities and manufacturing and, during this period, technology, media, and telecom stocks were the clear winners throughout the world.

OUTLOOK

We remain positive regarding the outlook for global small-cap growth stocks. Earnings for these companies continue to grow rapidly and, while small caps have rallied strongly over the past six months, their valuations remain attractive relative to larger-cap stocks. We are particularly optimistic about smaller companies overseas, since most of these companies are not experiencing the tight labor market that is currently prevalent in the US. We do expect that global smaller-company stocks will remain volatile. However, we believe that this volatility will continue to provide the Fund with opportunities to purchase promising small companies around the world at attractive prices.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                                                          AVERAGE ANNUAL
                                                                       -------------------------------------------------------
                                                         CLASS C                              CLASS A     CLASS B     CLASS D
                                                          SINCE                                SINCE       SINCE       SINCE
                                              SIX       INCEPTION       ONE        FIVE      INCEPTION   INCEPTION   INCEPTION
                                            MONTHS*     5/27/99*       YEAR        YEARS      9/9/92      4/22/96     5/3/93
                                            -------     ---------      ----        -----     ---------   ---------   ---------
CLASS A**
With Sales Charge                            15.62%         n/a         25.08%    12.47%       16.00%        n/a         n/a
Without Sales Charge                         21.35          n/a         31.36     13.57        16.75         n/a         n/a
CLASS B**
With CDSC+                                   15.87          n/a         25.32       n/a          n/a        7.72%        n/a
Without CDSC                                 20.87          n/a         30.32       n/a          n/a        8.12         n/a
CLASS C**
With Sales Charge and CDSC                   18.73        27.80%          n/a       n/a          n/a         n/a         n/a
Without Sales Charge and CDSC                20.93        30.09           n/a       n/a          n/a         n/a         n/a
CLASS D**
With 1% CDSC                                 19.93          n/a         29.37       n/a          n/a         n/a         n/a
Without CDSC                                 20.93          n/a         30.37     12.71          n/a         n/a       14.58%
LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                           29.23        41.09@        40.25     15.69        15.65++     12.53#      14.60##
SALOMON SMITH BARNEY
  EM INDEX WORLD***                          15.11        19.31@        18.87     12.12        12.38+++     9.72#      11.17##

NET ASSET VALUE                                                                  CAPITAL GAIN INFORMATION

                APRIL 30, 2000     OCTOBER 31, 1999    APRIL 30, 1999            FOR THE SIX MONTHS ENDED APRIL 30, 2000
                --------------     -----------------   --------------
CLASS A            $19.10                $15.74            $14.54                REALIZED            $2.352
CLASS B             18.01                 14.90             13.82                UNREALIZED           3.910###
CLASS C             18.03                 14.91               n/a
CLASS D             18.03                 14.91             13.83

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
     Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 2% since inception. ++ From September 10, 1992.

 +++ From August 31, 1992.

   @ From May 31, 1999.

   # From April 30, 1996.

  ## From April 30, 1993.

 ### Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through April 30, 2000, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

                                                      Salomon
                                                      Smith           Lipper
                                                      Barney          Global
                      With            Without         EM              Small Cap
                      Sales           Sales           Index           Funds
                      Charge          Charge          World           Average

9/9/92                 9520           10000           10000           10000
10/31/92               9533           10014            9787           10016
1/31/93               10528           11059           10523           10960
4/30/93               11343           11915           11655           11704
7/31/93               12225           12841           12253           12398
10/31/93              13334           14006           12823           13977
1/31/94               15150           15914           13513           15153
4/30/94               14895           15645           13348           14534
7/31/94               14263           14982           13385           14217
10/31/94              16037           16846           13613           15016
1/31/95               14757           15501           12864           13766
4/30/95               16461           17291           13812           14658
7/31/95               18567           19504           14836           16496
10/31/95              19260           20231           14551           16400
1/31/96               19922           20926           15488           17163
4/30/96               22540           23677           16885           18947
7/31/96               21930           23036           15885           18071
10/31/96              22526           23661           16718           18761
1/31/97               23205           24375           17264           19716
4/30/97               22049           23161           16667           18890
7/31/97               25016           26277           19116           21634
10/31/97              24391           25621           18947           20857
1/31/98               23981           25191           18788           20229
4/30/98               28247           29671           21242           23499
7/31/98               26928           28286           19766           21763
10/31/98              22972           24130           18097           18604
1/31/99               24535           25772           19690           20638
4/30/99               23672           24866           20586           21660
7/31/99               25495           26781           21424           23058
10/31/99              25626           26918           21257           23506
1/31/00               31194           32767           23667           29504
4/30/00               31096           32664           24469           30378

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 24, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000


                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      4/30/00
---------                                               --------      -------
Advent Software (US) ..............................       55,400       55,400
Alpha Industries (US) .............................       37,100       66,200(1)
Anadigics (US) ....................................       66,200       89,250(2)
C-COR.net (US) ....................................       73,100       73,100
Credence Systems (US) .............................       25,800       25,800
Independent Energy
   Holdings (ADRs) (UK) ...........................       52,500       52,500
Powertel (US) .....................................       37,500       37,500
Proxim (US) .......................................       35,600       35,600
Rural Cellular (Class A) (US) .....................       58,230       58,230
Western Wireless (US) .............................       69,800       69,800

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      4/30/00
---------                                               --------      -------
AVX (US) ..........................................       78,000       59,300
Burr-Brown (US) ...................................      140,200       96,800(3)
CMG (Netherlands) .................................      200,000           --
DoubleClick (US) ..................................       49,760(4)        --
Esat Telecom Group (ADSs)
   (Ireland) ......................................      105,663           --
Intershop Communications
   (Germany) ......................................       10,700       18,370
National Instruments (US) .........................      161,700       24,400
OM Group (US) .....................................      128,400           --
Trifast (UK) ......................................      463,800           --
U.S. Foodservice (US) .............................      293,300           --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 29,100 shares received as a result of a 2-for-1 stock split.
(2) Includes 6,450 shares received as a result of a 3-for-2 stock split.
(3) Includes 70,600 shares received as a result of a 3-for-2 stock split.
(4) Includes 23,380 shares received as a result of a 2-for-1 stock split and 7,980 shares received as a result of a merger with Abacus Direct.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

COUNTRY ALLOCATION
APRIL 30, 2000

                                                                         SALOMON

                                                                    SMITH BARNEY
                                                                       EM INDEX
                                                             FUND        WORLD
                                                            -------     -------
CONTINENTAL EUROPE .....................................      23.09%      21.15%
   Austria .............................................         --        0.09
   Belgium .............................................         --        0.37
   Denmark .............................................       1.45        0.31
   Finland .............................................       0.32        0.65
   France ..............................................       3.22        4.58
   Germany .............................................       5.34        4.61
   Greece ..............................................         --        0.25
   Ireland .............................................       1.43        0.23
   Italy ...............................................         --        2.26
   Luxembourg ..........................................       0.43          --
   Netherlands .........................................       1.24        2.29
   Norway ..............................................       1.79        0.13
   Portugal ............................................         --        0.39
   Spain ...............................................       0.69        1.27
   Sweden ..............................................       1.31        0.93
   Switzerland .........................................       5.87        2.79
JAPAN ..................................................      11.33       10.85
PACIFIC ................................................       6.18        2.34
   Australia ...........................................       2.42        1.00
   Hong Kong ...........................................       2.47        1.05
   New Zealand .........................................         --        0.06
   Singapore ...........................................       1.06        0.23
   Taiwan ..............................................       0.23          --
UNITED KINGDOM .........................................      11.84        8.74
UNITED STATES ..........................................      39.68       55.12
OTHER ..................................................       2.93        1.80
   Argentina ...........................................       0.13          --
   Canada ..............................................       1.79        1.80
   Israel ..............................................       1.01          --
OTHER ASSETS LESS LIABILITIES ..........................       4.95          --
                                                            -------     -------
TOTAL ..................................................     100.00%     100.00%
                                                            =======     =======

LARGEST INDUSTRIES
APRIL 30, 2000

Percent of
Net Assets     12%           10.9%         10.6%         7.4%          6.9%

           $68,325,686    $61,792,044   $60,130,340   $41,805,665   $38,941,791

             COMPUTER      COMPUTERS      TELECOM-      MANUFAC-    ELECTRONICS
             SOFTWARE         AND        MUNICATIONS     TURING
                           BUSINESS
                           SERVICES

REGIONAL ALLOCATION
APRIL 30, 2000

[PIE CHART OMITTED]

Other Assets Less Liabilities           4.95%
United States                          39.68%
Continental Europe                     23.09%
United Kingdom                         11.84%
Japan                                  11.33%
Pacific                                 6.18%
Other                                   2.93%

--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000

SECURITY                                                                VALUE
--------                                                             -----------
Parity (UK) ...................................................      $14,923,110
Informa Group (UK) ............................................       14,906,207
SEZ Holding (Switzerland) .....................................       11,033,974
Tecis Holding (Germany) .......................................       10,166,725
F.I. Group (UK) ...............................................       10,103,268
Swisslog Holding (Switzerland) ................................       10,043,445
Ryanair Holdings (Ireland) ....................................        8,143,592
Intershop Communications
  (Germany) ...................................................        7,733,878
Kaba Holding (Switzerland) ....................................        6,915,344
Anadigics (US) ................................................        6,707,695
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
COMMON STOCKS   95.02%
ARGENTINA   0.13%
BANK OF IWATE
   Commercial bank
   (Financial Services)                                   22,300    $    743,127
                                                                    ------------
AUSTRALIA   2.42%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines(Consumer
   Goods and Services)                                   386,625       1,617,480
COCHLEAR
   Developer and marketer
   ofhearing aids (Medical
   Products and Technology)                              160,800       2,090,508
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Medical Products
   and Technology)                                       140,700       1,693,547
DATA ADVANTAGE
   Provider of credit risk
   information for the consumer
   and commercial markets
   (Business Services)                                   620,700       1,563,129
ENERGY DEVELOPMENTS Developer and operator of power generation, power transmission, cogeneration, and waste-to- energy conversion projects
   (Utilities)                                           200,000         953,578
FUTURIS Mini-conglomerate with interests in automobile components, livestock, farm insurance, and financial services (Automotive Parts
   Manufacturing)                                      1,231,694       1,216,257
PASMINCO*
   Explorer, producer, and
   developer of lead, zinc,
   and silver mines (Metals)                           1,354,600         712,343
PERPETUAL TRUSTEES AUSTRALIA
   Provider of diversified
   financial services
   (Financial Services)                                  109,800       1,571,825
SONIC HEALTHCARE
   Operator of pathology
   laboratories (Medical Products
   and Technology)                                       360,000       1,198,984
TAB
   Gaming company which
   markets wagers on horse racing
   and sporting events (Leisure
   and Hotels)                                           835,800       1,112,968
                                                                     -----------
                                                                      13,730,619
                                                                     -----------
CANADA   1.79%
CELESTICA*
   Provider of diversified services
   including design, assembly,
   and product assurance
   (Electronics)                                          43,000       2,346,187
CINAR (CLASS B)
   Entertainment and education
   company which produces
   family-oriented films (Media)                         110,000         550,000
CLEARNET COMMUNICATIONS
   (CLASS A)*
   Provider of telecommunications
   services (Telecommunications)                          64,000       2,752,000
CREO PRODUCTS*
   Developer of technology for
   the printing industry (Paper
   and Printing)                                          23,300         848,994
FIRSTSERVICE*
   Provider of property
   management and business
   services (Business Services)                          119,600       1,285,700
QLT
   Developer of pharmaceutical
   products for use in photodynamic
   therapy (Drugs and Health Care)                        26,000       1,445,437
SIERRA WIRELESS
   Provider of wireless data
   communications equipment
   (Telecommunications)                                   17,000         917,725
                                                                     -----------
                                                                      10,146,043
                                                                     -----------
DENMARK   1.45%
SONDAGSAVISEN
   Operator and distributor of
   companies in the media
   industry (Media)                                       59,737       3,791,112
SYDBANK
   Commercial financial services
   provider (Financial Services)                          40,194       1,275,424
TK DEVELOPMENT Holding company which owns and invests in real estate, and provides property management services (Construction and
   Property)                                             138,063       3,150,931
                                                                     -----------
                                                                       8,217,467
                                                                     -----------

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund
                                                           SHARES       VALUE
                                                           ------    -----------
FINLAND   0.32%
RAPALA NORMARK
   Manufacturer and distributor
   of fishing and hunting equipment
   (Leisure and Hotels)                                  331,629     $ 1,809,301
                                                                     -----------
FRANCE   3.22%
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)                               29,015       1,477,467
L'EUROPEENNE D'EXTINCTEURS
   Manufacturer and distributor
   of fire extinguishers
   (Manufacturing)                                        46,985       1,196,257
ROYAL CANIN
   International manufacturer
   and retailer of cat and dog food
   (Consumer Goods and Services)                          57,791       5,417,839
TECHNIP
   Engineering contractor
   (Construction and Property)                            32,952       3,760,388
TRANSICIEL
   Developer and installer
   of computer software
   (Computer Software)                                    48,382       6,458,283
                                                                     -----------
                                                                      18,310,234
                                                                     -----------
GERMANY   5.34%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive
   products (Automotive Parts
   Manufacturing)                                        159,254       4,909,047
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)                            98,500       1,406,187
INTERSHOP COMMUNICATIONS*
   Developer and marketer of
   Internet software
   (Computer Software)                                    18,370       7,733,878
KAMPS
   Provider of baked goods to
   independently operated stores,
   restaurants, and caterers
   (Consumer Goods and Services)                          88,740       2,916,990
TECIS HOLDING*
   Provider of financial planning
   services (Financial Services)                          76,581      10,166,725
ZAPF CREATION*
   Manufacturer of interactive
   functional dolls and
   inflatable swimming devices
   (Manufacturing)                                        53,085       3,185,833
                                                                     -----------
                                                                      30,318,660
                                                                     -----------
HONG KONG   2.47%
CAFE DE CORAL HOLDINGS
   Holding company specializing
   in areas such as fast food
   andhospital catering
   (Restaurants)                                       2,200,000         790,839
CHINADOTCOM (CLASS A)*
   Provider of online advertising
   services (Internet/Online)                             14,000         680,312
COMPUTER & TECHNOLOGIES HOLDINGS
   Provider of computer services
   (Computer Software)                                   352,000         404,457
DAH SING FINANCIAL GROUP
   Provider of banking services
   (Financial Services)                                  304,000       1,190,366
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)                                1,081,000       1,151,890
GIORDANO INTERNATIONAL
   Clothing retailer (Retailing)                       1,136,000       1,859,498
JCG HOLDINGS
   Investment holding company
   whose subsidiaries specialize in
   diversified financial services
   (Financial Services)                                1,690,000         878,717
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                                         145,000       1,168,124
LI & FUNG*
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                                         438,400       1,694,120
MANDARIN ORIENTAL
   INTERNATIONAL
   Hotel operator
   (Leisure and Hotels)                                1,852,800       1,028,304
SHAW BROTHERS
   Investment holding company
   with interests in film production
   and distribution, as well as
   real estate (Media)                                   493,000         506,342
SOUTH CHINA MORNING
   POST HOLDINGS
   English language newspaper
   (Media)                                             1,244,000       1,317,594
VARITRONIX INTERNATIONAL
   Investment holding company
   specializing in the manufacture
   and retail of liquid crystal
   displays (Manufacturing)                              446,000       1,002,028

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
HONGKONG (CONTINUED)
YANZHOU COAL MINING (SERIES H)
   Mining company producing
   prime-quality, low-sulfur
   coal (Resources)                                    1,644,000     $   329,256
                                                                     -----------
                                                                      14,001,847
                                                                     -----------
IRELAND   1.43%
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                                      978,786       8,143,592
                                                                     -----------
ISRAEL   1.01%
ORBOTECH*
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays (Technology)                                  26,300       2,242,897
TEVA PHARMACEUTICAL INDUSTRIES
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary products
   (Drugs and Health Care)                                78,900       3,466,669
                                                                     -----------
                                                                       5,709,566
                                                                     -----------
JAPAN   11.33%
ABLE
   Provider of real estate investment
   management (Consumer Goods
   and Services)                                          15,000         638,711
ASAHI DIAMOND INDUSTRIAL
   Manufacturer of diamond-tipped
   tools (Manufacturing)                                 210,000       1,137,184
ASAHI PRETEC
   Provider of recycling services
   for precious metals
   (Industrial Goods and Service)                             54       1,044,710
ASATSU-DK
   Advertising agency (Advertising)                       21,100         871,110
CAPCOM
   Manufacturer of software for
   video game systems; renter of
   arcade game equipment
   (Computers and Business
   Services)                                              15,200         562,807
CITIZEN ELECTRONICS
   Manufacturer and retailer of
   electronics products for
   diversified industries (Electronics)                    5,880         740,239
CRESCO
   Developer of computer
   software (Technology)                                  12,200       1,129,316
DOUTOR COFFEE
   Importer, roaster, and wholesaler
   of coffee to coffee shops,
   restaurants, and hotels
   (Restaurants)                                          14,200       1,169,860
THE EIGHTEENTH BANK
   Provider of banking services
   (Financial Services)                                  260,000         823,105
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)                                 35,800       1,809,386
FUJI MACHINE MANUFACTURING
   Manufacturer of assembly
   machines and chips for the
   electronic industry (Industrial
   Goods and Services)                                    28,400       1,974,303
FUJI SEAL
   Manufacturer of packing
   machinery and materials
   (Manufacturing)                                        30,100       1,713,552
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                                   100,000       1,619,920
FUJITEC
   Manufacturer of elevators,
   escalators, and sky-parking
   systems (Construction and
   Property)                                             124,000       1,241,951
GLORY
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                                        61,000         994,927
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                                         157,200         611,164
HIGO BANK
   Commercial bank
   (Financial Services)                                  222,000         801,444
H.I.S
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                                   24,400       1,468,111
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products and
   Technology)                                               800           7,783
HOKUTO
   Company which grows
   mushrooms for the purpose
   of researching bacteria
   (Consumer Goods and Services)                          32,880       1,180,916
IYO BANK
   Provider of banking services
   (Financial Services)                                  182,000       1,061,372
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                                          91,000         918,171
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care)                                60,000         983,616

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund
                                                           SHARES       VALUE
                                                           ------    -----------
JAPAN (CONTINUED)
KOMATSU SEIREN
   Manufacturer of long-staple
   fabrics (Manufacturing)                               226,000     $   681,996
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods)                              101,000       1,384,625
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications)                                   71,600         782,079
MEITEC
   Provider of software engineering
   services (Computer Software)                           31,500         988,475
MITSUBISHI GAS CHEMICAL
   Chemical producer (Chemicals)                         311,000         915,468
MITSUI HOME
   Home builder
   (Construction and Property)                           263,000         876,423
MKC-STAT
   Provider of computer system
   services and training classes
   (Computer Software)                                    79,000       1,623,438
MOSHI MOSHI HOTLINE
   Provider of telephone-based
   sales and marketing services
   (Business Services)                                    14,000       1,879,108
MYCAL CARD
   Provider of financial services
   (Financial Services)                                   18,620         691,162
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)                              38,000       1,020,087
NIPPON BROADCASTING SYSTEMS Vendor of time slots on radio broadcasting; producer and marketer of radio programs
   (Media)                                                 9,000         643,988
NIPPON BROADCASTING SYSTEMS
   (NEW SHARES)*                                          14,000       1,001,759
NIPPON SEIKI
   Manufacturer of automotive
   components (Automotive
   Parts Manufacturing)                                   19,000         269,092
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property)                            33,500         201,564
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)                                   96,000         595,390
OKINAWA ELECTRIC POWER
   Supplier of electricity to
   Okinawa (Electric Utilities)                           49,900         919,198
PEOPLE
   Operator of fitness clubs,
   swimming, tennis, and physical
   training schools (Leisure and
   Hotels)                                                22,250       1,917,500
PLENUS
   Provider of food services through
   franchises; retailer of office
   automation equipment and
   business uniforms (Retailing)                           3,000         149,958
RENGO
   Manufacturer of corrugated
   containers and paperboards
   (Paper and Printing)                                  348,000       1,997,223
RINNAI
   Provider of gas appliances
   for residential and commercial
   use (Manufacturing)                                    58,000       1,063,038
ROHTO PHARMACEUTICAL
   Provider of medicines for
   human and veterinary use
   (Drugs and Health Care)                               154,000       1,059,169
ROUND ONE
   Operator of bowling alleys and
   coin-operated arcade games
   (Leisure and Hotels)                                       70         375,822
RYOYO ELECTRO
   Distributor of electronic
   components (Electronics)                               68,000         919,004
SHIMACHU
   Furniture retailer (Retailing)                         55,900         952,106
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                                            25,300       1,908,683
TAIYO INK MANUFACTURING
   Manufacturer of resist inks for
   printed circuit boards
   (Chemicals)                                            32,080       2,316,245
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                                           222,000         817,884
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                                       145,000       1,161,020
TOUEI HOUSING
   Real estate developer
   (Construction and Property)                            14,000         244,932
TOWA PHARMACEUTICAL
   Generic drug wholesaler
   (Drugs and Health Care)                                64,000         586,504
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                                       160,500       2,008,664

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
JAPAN (CONTINUED)
TSUDAKOMA*
   Manufacturer of air-jet looms
   (Manufacturing)                                       646,000     $   837,175
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                                    70,100       1,518,412
UNIVERSAL HOME
   Provider of instructional services
   for home design (Business Services)                         6          82,199
USHIO
   Manufacturer of lamps, power
   supplies, and optical equipment
   (Industrial Goods and Services)                        86,000       2,010,090
XEBIO
   Retailer of outdoor clothing
   (Retailing)                                            98,500       1,841,803
YAMAICHI ELECTRONICS
   Provider of IC sockets and
   pressure welding connectors
   (Electronics)                                          25,700         927,798
YOKOHAMA REITO
   Processor and seller of seafood
   and livestock products; cold
   storage (Distribution)                                136,000         681,070
                                                                     -----------
                                                                      64,353,809
                                                                     -----------
LUXEMBOURG   0.43%
SBS BROADCASTING*
   Television and radio broadcaster
   (Media)                                                44,700       2,459,897
                                                                     -----------
NETHERLANDS   1.24%
ATHLON GROEP
   Automotive service supplier
   (Consumer Goods and Services)                          98,994       1,431,243
BETER BED HOLDING
   Operator of retail outlets which
   sell furniture and other bedroom
   accessories (Retailing)                                62,010       2,080,632
COMPLETEL EUROPE
   Operator of fiber optic
   communications infrastructure;
   provider of telecommunications
   services (Telecommunications)                          20,100         327,881
SAMAS GROEP
   Manufacturer of office furniture
   (Manufacturing)                                       232,932       3,177,076
                                                                     -----------
                                                                       7,016,832
                                                                     -----------
NORWAY   1.79%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)                           522,302       3,738,593
PETROLEUM GEO-SERVICES*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry (Industrial
   Goods and Services)                                   165,937       2,598,232
TANDBERG TELEVISION*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)                          421,257       3,816,267
                                                                     -----------
                                                                      10,153,092
                                                                     -----------
SINGAPORE   1.03%
JIT HOLDINGS
   Manufacturer of printed circuit
   boards and other components
   for the electronics industry
   (Electronics)                                         350,000         824,350
KEPPEL TELECOMMUNICATIONS
   & TRANSPORTATION
   Provider of telecommunications
   services (Telecommunications)                         670,000         883,232
NATSTEEL
   Manufacturer of electronic
   products equipment for
   the computer and tele-
   communications industries
   (Manufacturing)                                       511,000       1,251,453
NEPTUNE ORIENT LINES
   Provider of diversified
   marine transit services
   (Transportation)                                      630,016         564,755
SEMBCORP LOGISTICS*
   Provider of diversified
   marine transit services
   (Transportation)                                      244,000       1,515,350
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                          71,000         831,966
                                                                     -----------
                                                                       5,871,106
                                                                     -----------
SPAIN   0.69%
ENACO*
   Operator of supermarkets and
   wholesale outlets (Retailing)                         311,400       1,483,738
TELEPIZZA*
   Operator of pizza restaurant
   chain (Restaurants)                                   298,948       2,416,599
                                                                     -----------
                                                                       3,900,337
                                                                     -----------
SWEDEN   1.31%
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                                       202,290       2,262,347

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
SWEDEN (CONTINUED)
MANDATOR
   Provider of consulting services
   and Internet technology
   solutions
   (Telecommunications)                                  352,300     $ 3,940,011
MUNSKJO
   Producer of specialty paper
   (Paper and Printing)                                  171,517       1,246,824
                                                                     -----------
                                                                       7,449,182
                                                                     -----------
SWITZERLAND   5.87%
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                                     6,016       6,915,344
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)                          17,355       5,340,000
SEZ HOLDING
   Producer of spin etchers,
   which are devices used by
   wafer and chip manufacturers
   (Manufacturing)                                        11,916      11,033,974
SWISSLOG HOLDING
   Producer and installer of
   automation systems (Industrial
   Goods and Services)                                    22,823      10,043,445
                                                                     -----------
                                                                      33,332,763
                                                                     -----------
TAIWAN   0.23%
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                              66,100       1,322,000
                                                                     -----------
UNITED KINGDOM   11.84%
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property)                         3,820,000       5,521,980
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                                         1,342,725       2,796,665
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software)                                 1,250,000      10,103,268
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)                        400,000       1,084,936
GWR GROUP
   Local commercial radio
   station operator (Media)                              500,000       6,275,684
INDEPENDENT ENERGY
   HOLDINGS (ADRS)
   Generator and marketer
   of electricity (Utilities)                             52,500       2,014,688
INFORMA GROUP
   Provider of business information
   for diversified global markets
   (Business Services)                                 1,400,000      14,906,207
PARITY
   Provider of software engineering
   and consulting services
   (Computer Software)                                 2,700,668      14,923,110
PIZZAEXPRESS
   Operator of restaurant chain
   (Restaurants)                                         290,000       3,279,288
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)                         1,339,000       6,306,258
                                                                     -----------
                                                                      67,212,084
                                                                     -----------
UNITED STATES   39.68%
ACTUATE*
   Provider of applications software that enables organizations to uniformly extract, publish, and disseminate information in both Internet and client/server computing environments
   (Computer Software)                                    28,700         861,000
ACXIOM*
   Provider of data processing
   services (Computer Software)                          121,000       3,285,906
ADVANCED ENERGY INDUSTRIES*
   Manufacturer of power conversion
   and control systems used in
   plasma-based thin film
   production equipment
   (Electronics)                                          12,100         835,278
ADVENT SOFTWARE*
   Provider of software products
   (Computer Software)                                    55,400       2,910,231
AFFILIATED COMPUTER SERVICES (CLASS A)* Provider of information technology services and electronic funds transfer
   processing (Business Services)                         33,600       1,113,000
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management
   (Business Services)                                    77,700       3,117,713
AFFYMETRIX*
   Developer and manufacturer of DNAchip technology used to improve diagnosis, monitoring, and treatment of diseases (Medical Products and
   Technology)                                             7,500       1,012,734

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
AIRGATE PCS*
   Provider of wireless
   telecommunication services
   (Telecommunications)                                   17,400     $ 1,476,825
ALAMOSA PCS HOLDINGS*
   Provider of wireless
   telecommunications services
   (Telecommunications)                                   29,900         850,281
ALPHA INDUSTRIES*
   Provider of integrated circuits
   and semiconductors
   (Electronics)                                          66,200       3,427,919
ALPHARMA (CLASS A)
   International provider of
   pharmaceutical and health
   products (Drugs and
   Health Care)                                           59,200       2,286,600
ALTEON WEBSYSTEMS*
   Provider of Internet software
   (Internet/Online)                                       9,400         634,500
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)                         85,800       2,072,606
ANADIGICS*
   Designer and manufacturer of
   circuits for the communications
   industry (Electronics)                                 89,250       6,707,695
ANDREW*
   Provider of telecommunications
   equipment (Telecommunications)                         15,800         466,594
ANSWERTHINK CONSULTING GROUP*
   Provider of computer services,
   including business process trans-
   formation, and decision-support
   technology (Computers and
   Business Services)                                     40,700         782,203
ANTEC*
   Developer and supplier of
   products for the cable television
   industry (Telecommunications)                          21,100       1,132,806
ASPECT DEVELOPMENT*
   Provider of computer software
   products (Computer Software)                           82,000       5,660,563
ASPEN TECHNOLOGY*
   Provider of computer software
   products and services
   (Computer Software)                                    23,200         819,975
AVX
   Manufacturer and supplier of
   passive electronic components
   and related products
   (Electronics)                                          59,300       5,778,044
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)                          64,700       2,794,231
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users (Technology)                                 96,800       6,591,475
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
   producer of oil and gas
   (Energy)                                               58,600       1,087,763
CALIPER TECHNOLOGIES*
   Provider of LabChip systems,
   which miniaturize, integrate,
   and automate laboratory processes
   and put them on a chip
   (Technology)                                           10,500         393,094
CAREER EDUCATION*
   Provider of private post-
   secondary education (Schools)                          61,100       2,296,978
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service
   (Transportation)                                      116,800       1,076,750
C-COR.NET*
   Provider of high-performance
   fiber optic equipment for
   broadband networks
   (Telecommunications)                                   73,100       2,834,909
CHARTER COMMUNICATIONS (CLASS A)*
   Owner and operator of cable
   television systems (Media)                             77,400       1,141,650
CHOICE ONE COMMUNICATIONS*
   Provider of telecommu-
   nications services
   (Telecommunications)                                   28,700         921,987
COGNEX*
   Manufacturer of machine
   vision systems (Electronics)                           58,800       3,314,850
COM21*
   Provider of cable modems and
   network management software
   (Telecommunications)                                   26,500         741,172
COPART*
   Auctioneer of damaged vehicles
   for insurance companies
   (Retailing)                                           118,200       2,053,725
COPPER MOUNTAIN NETWORKS*
   Supplier of high-speed digital
   subscriber line (DSL) based
   communications products for
   telecommunications service
   providers (Telecommunications)                         34,100       2,842,022

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
CORECOMM*
   Provider of telecommunications
   services (Telecommunications)                           8,000     $   245,000
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of
   consulting services for
   corporations
   (Consulting Services)                                  27,000       1,577,813
COSTAR GROUP*
   Provider of digitized photographs
   and floor plan images to the
   commercial real estate industry
   (Industrial Goods and Services)                        73,110       1,752,355
COX RADIO*
   Operator of radio stations
   (Media)                                                15,300       1,109,250
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics)                                          25,800       3,685,369
CSG SYSTEMS INTERNATIONAL*
   Provider of automation
   for customer care and billing
   services (Business Services)                          105,600       4,851,000
CYTYC*
   Provider of medical
   diagnostic equipment
   (Drugs and Health Care)                                38,500       1,730,094
DEVRY*
   Owner and manager of higher
   education systems (Schools)                            56,700       1,350,169
DIGITAL MICROWAVE*
   Provider of wireless commu-
   nications equipment
   (Telecommunications)                                   40,700       1,502,084
DIVERSINET*
   Developer of wireless e-commerce
   infrastructure security software
   (Internet/Online)                                      50,500         427,672
DOBSON COMMUNICATIONS*
   Provider of cellular telephone
   services (Telecommunications)                          78,500       2,004,203
DOCUMENTUM*
   Provider of computer software
   products (Computer Software)                           23,100       1,363,622
DURA PHARMACEUTICALS*
   Developer and retailer of prescription pharmaceutical products for the treatment of allergies, asthma, pneumonia, and related respiratory conditions
   (Drugs and Health Care)                               103,900       1,347,453
EMMIS BROADCASTING (CLASS A)*
   Owner and operator of radio
   and television stations (Media)                        21,900         930,066
ENGAGE TECHNOLOGIES*
   Provider of profile-driven
   Internet marketing solutions
   (Computer Software)                                    53,300       1,330,834
EXAR*
   Designer and marketer of
   electronic components used
   in communications and video
   and imaging products
   (Manufacturing)                                        54,150       4,340,461
EXCHANGE APPLICATIONS*
   Provider of computer software
   and services (Computer Software)                       15,100         189,694
EXPEDITORS INTERNATIONAL
   OF WASHINGTON
   Transportation provider
   (Transportation)                                       33,200       1,415,150
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers, and
   society (Consulting Services)                          51,500       2,327,156
FORWARD AIR*
   Provider of transportation
   services to the airline industry
   (Transportation)                                       34,850       1,197,969
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors
   (Technology)                                          221,800       4,436,000
GLOBAL TELESYSTEMS*
   Provider of telecommunications
   services (Telecommunications)                          83,000       1,208,688
GLOBESPAN
   Developer of digital subscriber line (DSL) integrated circuits used in products that are sold to telecommunications service
   providers (Electronics)                                13,600       1,304,325
GOTO.COM*
   Operator of an online marketplace
   that introduces consumers
   and advertisers (Internet/Online)                      38,670       1,299,070
GT GROUP TELECOM (CLASS B)*
   Provider of telecommunications
   services (Telecommunications)                          61,000         787,281
HARMONIC*
   Designer of digital and fiber
   optic systems
   (Telecommunications)                                   21,900       1,615,809

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
HARRIS INTERACTIVE*
   Provider of market research
   and polling via the Internet
   (Computers and
   Business Services)                                     75,900     $   343,922
HOOPER HOLMES Provider of medical and other underwriting information on insurance policy applicants to the life and health insurance
   industry (Financial Services)                          94,000       1,633,250
ILLUMINET HOLDINGS*
   Provider of Signaling System 7
   (SS7) services to
   telecommunications carriers
   (Telecommunications)                                   29,700       1,337,428
INET TECHNOLOGIES*
   Provider of services that enable telecommunications carriers to more effectively design, deploy, diagnose, monitor, and manage communications networks
   (Telecommunications)                                   30,100       1,290,538
INSIGHT COMMUNICATIONS*
   Cable television operator (Media)                      30,600         622,519
INTERMUNE PHARMACEUTICALS*
   Developer of products for the
   treatment of pulmonary and
   infectious diseases and
   congenital disorders (Drugs
   and Health Care)                                       34,100         595,684
INTRAWARE*
   Provider of Internet-based
   business software services
   (Business Services)                                    10,300         165,444
ISS GROUP*
   Provider of computer network
   security monitoring, detection,
   and response software
   (Computer Software)                                    54,700       4,945,222
ITC DELTACOM*
   Provider of integrated voice and
   data telecommunications
   services (Telecommunications)                          47,800       1,562,463
ITT EDUCATIONAL SERVICES*
   Provider of technology-oriented
   schooling (Schools)                                    74,000       1,322,750
JDA SOFTWARE GROUP*
   Provider of software products
   for data analysis
   (Computer Software)                                   103,700       1,928,172
KEANE*
   Provider of e-business,
   information technology, and
   consulting services
   (Computer Software)                                    46,400     $ 1,339,800
KEYNOTE SYSTEMS*
   Provider of Internet services that enable electronic commerce companies to measure, assure, and improve the quality of service of their websites (Computers and
   Business Services)                                     13,900         620,288
KING PHARMACEUTICALS*
   Manufacturer and marketer of
   branded prescription
   pharmaceutical products
   (Drugs and Health Care)                                14,500         715,031
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training for the information
   technology industry
   (Business Services)                                    61,600       2,941,400
MAXYGEN*
   Research company involved in directed molecular evolution, the process by which genes are modified for specific commercial uses (Drugs and
   Health Care)                                           11,800         493,019
MEDIAPLEX*
   Provider of planning, execution,
   monitoring, and analysis of
   advertising campaigns over
   the Internet (Computers and
   Business Services)                                     22,600       1,156,837
MEMBERWORKS*
   Provider of membership service
   programs for various industries
   (Consumer Goods and Services)                         142,800       4,591,912
METAWAVE COMMUNICATIONS*
   Provider of smart antenna systems, which are used for wireless network operators who encounter capacity constraints within their
   networks (Telecommunications)                          46,300         613,475
METRIS COMPANIES
   Direct marketer of consumer
   credit cards (Financial Services)                      91,200       3,420,000
MGC COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)                          12,800         620,800
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   microcontrollers (Technology)                          30,650       1,901,258

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
MODIS PROFESSIONAL SERVICES*
   Provider of temporary personnel
   services (Business Services)                          220,400     $ 1,666,775
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software
   products for the engineering
   and scientific industries
   (Technology)                                           24,400       1,188,738
NET2000 COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)                          19,300         283,469
NETSCOUT SYSTEMS*
   Supplier of products which enable businesses and service providers to manage the performance of computer networks and business software applications (Computers
   and Business Services)                                 48,500         722,953
NETWORK PLUS*
   Provider of broadband data and
   telecommunications services
   (Telecommunications)                                   60,100       1,138,144
NOVA*
   Provider of transaction
   processsing services
   (Business Services)                                   200,272       6,333,602
NYFIX*
   Developer and marketer of electronic trading systems to brokerage firms, international banks, and global exchanges trading in equities, futures and options, and currencies
   (Computers and Business Services)                      36,712         976,310
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions (Drugs and
   Health Care)                                          143,300       2,176,369
ONYX SOFTWARE*
   Provider of enterprise relationship
   management software
   (Computer Software)                                    34,000         727,813
PC-TEL*
   Provider of Internet software
   (Internet/Online)                                      41,600       1,396,200
PEGASUS COMMUNICATIONS*
   Media company with operations
   in broadcast satellite television,
   such as DIRECTV (Media)                                23,300       2,541,156
PENTON MEDIA
   Provider of advertising services
   for diversified industries
   (Advertising)                                          17,800         468,362
PHOTON DYNAMICS*
   Provider of inspection and repair
   systems for the flat panel display
   manufacturing industry
   (Technology)                                           42,500       3,166,250
PINNACLE HOLDINGS*
   Real estate investment trust which provides rental space to wireless communications providers, operators of private networks, and government agencies
   (Real Estate Investment Trust)                         39,500       2,215,703
POWERTEL*
   Provider of telecommunications
   services (Telecommunications)                          37,500       2,511,328
PREMIER PARKS
   Owner and operator of
   regional theme parks
   (Leisure and Hotels)                                  114,600       2,471,062
PREPAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Consumer Goods and Services)                          67,600       2,163,200
PRICE COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)                          48,700         986,175
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services (Energy)                                 85,900       1,943,487
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry
   (Business Services)                                    34,650         937,716
PROXIM*
   Provider of wireless local area
   networking products
   (Telecommunications)                                   35,600       2,724,512
RADWARE*
   Manufacturer of products that help companies conduct business over the Internet, by way of relieving congestion from cache servers and firewall farms
   (Technology)                                            9,000         241,875
ROMAC INTERNATIONAL*
   Provider of web-based specialty
   staffing services for organizations
   (Business Services)                                    97,400       1,001,394
RURAL CELLULAR (CLASS A)*
   Provider of rural cellular
   telephone services
   (Telecommunications)                                   58,230       4,305,381

----------
See footnotes on page 37.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Smaller Companies Fund

                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
SAWTEK*
   Designer, developer, manufac-
   turer, and distributor of
   electronic signaling
   components (Electronics)                               44,900     $ 2,153,797
SBA COMMUNICATIONS*
   Owner and operator of wireless
   communications infrastructure
   (Telecommunications)                                   19,700         800,928
SELECTICA*
   Provider of an Internet Selling System (ISS) solution which enables complex products and services to be sold across multiple sales channels (Computers and
   Business Services)                                      6,900         261,769
SILICON IMAGE*
   Provider of semiconductors
   used for applications that require
   solutions for high-speed data
   communications (Electronics)                            4,900         196,459
SITEL*
   Telemarketer
   (Consumer Goods and Services)                          81,100         557,563
SONICWALL*
   Provider of computer data
   security (Internet/Online)                             10,500         632,297
SUNGARD DATA SYSTEMS*
   Provider of computer disaster recovery services, as well as health care information and investment support systems
   (Business Services)                                   124,000       4,285,750
TANOX*
   Developer of monoclonal antibodies, which are used to address unmet needs in the areas of immunology, infectious diseases, and cancer (Drugs
   and Health Care)                                       34,400       1,005,125
TEKELEC*
   Provider of telecommunication
   switching equipment
   (Telecommunications)                                   71,300       2,484,359
THQ*
   Worldwide provider of interactive
   entertainment software
   (Computer Software)                                    47,250         727,945
TRANSWITCH*
   International provider of digital
   and mixed-signal semiconductor
   solutions for the telecommunication
   and data communication industries
   (Telecommunications)                                   21,150       1,862,522
TRITON PCS HOLDINGS (CLASS A)*
   Provider of wireless
   communications services
   (Telecommunications)                                   22,700         950,562

                                                         SHARES OR
                                                         PRIN. AMT.    VALUE
                                                         ---------   -----------
UNITED STATES (CONTINUED)
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development
   (Computers and Business
   Services)                                              73,900shs. $ 1,986,062
VARIAN SEMICONDUCTOR
   EQUIPMENT*
   Provider of semiconductor
   processing equipment used in the
   fabrication of integrated circuits
   (Electronics)                                          16,500       1,110,141
VIRATA
   Provider of communications processors, combined with integrated software modules, to manufacturers of equipment utilizing digital subscriber line
   (DSL) technologies(Electronics)                         6,880         860,860
VISUAL NETWORKS*
   Provider of network infrastructure
   for the Internet and Internet
   protocol corporate networks
   (Computers and Business
   Services)                                              34,300       1,333,412
WEST TELESERVICES*
   Provider of telecommunications
   services (Telecommunications)                          54,700       1,152,119
WESTERN WIRELESS*
   Provider of wireless
   communications services
   (Telecommunications)                                   69,800       3,457,281
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market (Retailing)                            140,200       2,396,544
                                                                     -----------
                                                                     225,316,347
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost $419,090,114)                                               539,517,905
CORPORATE BONDS   0.03%
   (Cost $160,000)
SINGAPORE   0.03%
MANDARIN ORIENTAL
   6.75%, 3/23/2005                                      160,000         159,200
                                                                     -----------
TOTAL INVESTMENTS  95.05%
   (Cost $419,250,114)                                               539,677,105
OTHER ASSETS
  LESS LIABILITIES  4.95%                                             28,128,515
                                                                    ------------
NET ASSETS  100.00%                                                 $567,805,620
                                                                    ============

----------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.Commercial Bank

INVESTMENT REPORT
Seligman Global Technology Fund

PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of 58.75% based on the net asset value of Class A shares during the six-month period ended April 30, 2000. This return outpaced all of the Fund's benchmarks. The Lipper Science and Technology Funds Average returned 51.37%, the Lipper Global Funds Average returned 16.32%, and the Morgan Stanley Capital International (MSCI) World Index returned 7.64%.

During this six-month period, technology stocks delivered strong returns in nearly all regions. The growth of the Internet and its increased use by both businesses and consumers remained the most significant driver of technology spending, having positive implications in areas such as storage, servers, communications equipment, and particular segments of the software and services markets. While the US originally led this trend, Internet usage is growing rapidly in both Europe and Asia.

Wireless demand also continued and, with the general pickup in global economic activity, demand increased sharply for wireless components. Few areas of the technology industry have lagged, but companies with a higher level of involvement with the Internet have done especially well.

PORTFOLIO STRATEGY

The extraordinary technological growth which has been taking place throughout the world has required ever-increasing amounts of electronic components, particularly semiconductors. We thus increased the Seligman Global Technology Fund's exposure to this industry and it is now the Fund's largest industry weighting.

As technological innovation has spread, technology companies outside the US have shown recent dramatic growth. We believe increased demand for technology-based products and services -- wireless communications, Internet access, computer software and hardware, personal electronics -- will likely spur continued rapid growth in the technology sector, with more and more of that growth driven by companies outside the US. While the US economy is in the late stages of recovery -- it has recently entered its tenth year of expansion and is finally

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OF WEST COAST TECHNOLOGY TEAM]

WEST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) MICHAEL GUTHRIE, PAUL WICK (PORTFOLIO MANAGER), MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), (SEATED, FROM
LEFT) MATTHEW  ALFANO,  PATRICK RENDA,  (NOT PICTURED)  MANFRED  KRIKKE,  VISHAL
SALUJA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OF EAST COAST TECHNOLOGY TEAM]

EAST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) LAWRENCE ROSSO, KEI YAMAMOTO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK (NOT PICTURED) GREGORY COTE, JAMES SWIGGETT, RICHARD PAROWER
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Technology Fund

showing signs of a slowdown -- the economies of Europe and Asia are now in the early stages of recovery. We believe, therefore, that these economies are positioned for a strong, possibly extended, growth cycle, and that there could be a corresponding increase in demand for advanced technologies, such as mobile communications, digital consumer electronics, and particularly Internet access.

While we still feel that, over the long term, global technology stocks will continue to climb higher, we became concerned about excessive valuations at the beginning of the first calendar quarter of 2000. We thus selectively trimmed positions whose valuations seem unjustified relative to long-term growth and earnings power. This benefited the Fund's performance when the technology sector corrected at the end of March and in April.

UNITED STATES

The Fund maintained a significant weighting in US technology stocks. We continued to make major commitments to US communications and semiconductor companies, and to Internet infrastructure and electronic components, and the Fund enjoyed a strong year in these areas.

EUROPE

During the six-month period, European economies enjoyed a strong recovery and their stock markets rallied, with technology stocks leading the way. Returns for US-dollar-based investors were dampened, however, by a falling euro. The Fund was underweighted in Europe during this time, but going forward we believe we will find attractive opportunities there since most of these economies are in the early stages of recovery.

ASIA

Asian economies did not participate in the strong growth enjoyed by most other global economies. Japan, in particular, has been unable to grow its economy, and this has dampened performance across the region.

OUTLOOK

While we expect that global economies will continue to grow strongly, and that this will be supportive for global technology stocks, we also believe that ongoing uncertainty regarding global interest rates and worldwide inflationary threats will result in high volatility. We will thus remain cautious regarding valuations and will pursue growth at a reasonable price.

A volatile market certainly means that caution and vigilance are needed, but it can also present attractive opportunities to buy solid companies at attractive prices. Over the long term, our outlook for global technology stocks remains positive. As overseas markets begin to catch up with the US in terms of demand for technology -- and we have already seen signs of this in growing Internet usage and increased cellular telephone subscriptions -- the companies that supply the software and equipment that support this growth will continue to benefit. We believe that the world is only in the early stages of technological expansion, and that the technology sector could thus continue to offer good opportunities for long-term investors.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                                                             AVERAGE ANNUAL
                                                                            --------------------------------------------------
                                                              CLASS C                                                CLASS B
                                                               SINCE                                    SINCE         SINCE
                                                 SIX         INCEPTION        ONE          FIVE       INCEPTION     INCEPTION
                                               MONTHS*       5/27/99*        YEAR          YEARS       5/23/94       4/22/96
                                               -------       ---------      ------        -------     ---------     ----------
CLASS A**
With Sales Charge                               51.24%           n/a        112.51%        36.08%       37.01%          n/a
Without Sales Charge                            58.75            n/a        123.12         37.40        38.15           n/a
CLASS B**
With CDSC+                                      53.04            n/a        116.26           n/a          n/a         38.77%
Without CDSC                                    58.04            n/a        121.26           n/a          n/a         38.95
CLASS C**
With Sales Charge and CDSC                      55.54         113.55%          n/a           n/a          n/a           n/a
Without Sales Charge and CDSC                   58.08         116.65           n/a           n/a          n/a           n/a
CLASS D**
With 1% CDSC                                    57.13            n/a        120.50           n/a          n/a           n/a
Without CDSC                                    58.13            n/a        121.50         36.32        37.05           n/a
LIPPER GLOBAL FUNDS AVERAGE***                  16.32          26.48         22.94         17.95        15.59++       16.77#
LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                   51.37         102.90@       100.04         45.41        43.86++       46.18#
MSCI WORLD INDEX***                              7.64          16.89@        12.64         17.55        16.50+++      17.12#

NET ASSET VALUE                                                                  CAPITAL GAIN INFORMATION

                APRIL 30, 2000     OCTOBER 31, 1999    APRIL 30, 1999            FOR THE SIX MONTHS ENDED APRIL 30, 2000
                ---------------    ------------------  ---------------
CLASS A            $33.81              $23.36              $16.62                PAID              $  2.446
CLASS B             31.92               22.26               15.90                REALIZED             6.439
CLASS C             31.88               22.23                 n/a                UNREALIZED          10.071##
CLASS D             31.89               22.23               15.87

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average, the Lipper Science & Technology Funds
     Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 2% since inception.

  ++ From May 26, 1994.

 +++ From May 31, 1994.

   @ From May 31, 1999.

   # From April 30, 1996.

  ## Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through April 30, 2000, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

                                                                          Lipper
             Class A               Class A       Lipper       Sci. &
             With       Class D    Without       Global       Tech.       MSCI
             Sales      Without    Sales         Funds        Funds       World
             Charge     CDSC       Charge        Average      Average     Index
-- -- --     -----      -----      -----         -----        -----       -----
/31/94        9613      10098      10084         10089         9832       10165
10/31/94     11160      11723      11681         10438        11738       10491
1/31/95      10695      11234      11150          9607        11412        9987
4/30/95      13264      13933      13821         10346        13316       10997
7/31/95      16856      17706      17523         11324        16776       11649
10/31/95     17556      18441      18216         11196        17221       11543
1/31/96      15895      16697      16458         11925        16754       12522
4/30/96      17535      18419      18119         12707        18954       13116
7/31/96      15004      15760      15477         12287        16645       12734
10/31/96     16269      17090      16745         12999        19445       13486
1/31/97      19981      20988      20535         13940        21914       14189
4/30/97      18571      19507      19055         13958        19157       14536
7/31/97      23634      24826      24204         16229        24861       16957
10/31/97     21779      22877      22241         15270        23860       15813
1/31/98      21113      22178      21506         15665        23659       16750
4/30/98      25170      26439      25588         17868        28199       18829
7/31/98      23753      24951      24093         17666        27763       19012
10/31/98     21606      22696      21863         16188        26950       18293
1/31/99      28887      30344      29184         18234        41217       20781
4/30/99      29115      30583      29369         19216        43268       21909
7/31/99      35491      37281      35735         19723        47260       22037
10/31/99     40922      42985      41139         20309        57181       22927
1/31/00      56680      49538      57016         23034        82531       24030
4/30/00      64961      68236      65054         23624        86552       24678

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 40, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      4/30/00
---------                                               --------      -------
ALLTEL (US) .......................................      400,000      400,000
British Telecommunications
   (UK) ...........................................    1,200,000    1,200,000
EchoStar Communications
   (US) ...........................................      200,000      400,000(1)
Intel (US) ........................................      300,000      300,000
Mattson Technology (US) ...........................      600,000      600,000
Microsoft (US) ....................................      350,000      600,000
Samsung Electronics
   (South Korea) ..................................      110,000      110,000
UnitedGlobalCom (US) ..............................      320,000      320,000
Vishay Intertechnology (US) .......................      400,000      400,000
Xircom (US) .......................................      400,000      400,000

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      4/30/00
---------                                               --------      -------
Amdocs (US) .......................................      516,000      300,000
Check Point Software
   Technologies (Israel) ..........................      425,000(2)   175,000
Compuware (US) ....................................    1,000,000           --
Electronic Arts (US) ..............................      200,000           --
Entrust Technologies (US) .........................      200,000           --
Epcos (Germany) ...................................      220,000           --
Fujitsu (Japan) ...................................      590,000           --
Murata Manufacturing
   (Japan) ........................................      130,000      150,000
Peregrine Systems (US) ............................      448,100(3)        --
Sage Group (UK) ...................................      187,500           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 200,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 250,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 173,100 shares received as a result of a 2-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

COUNTRY ALLOCATION
APRIL 30, 2000
                                                                            MSCI
                                                                           WORLD
                                                               FUND       INDEX
                                                              ------     ------
CONTINENTAL EUROPE .......................................     13.36%     23.08%
   Austria ...............................................        --       0.09
   Belgium ...............................................        --       0.37
   Denmark ...............................................      0.53       0.31
   Finland ...............................................      2.76       1.56
   France ................................................      3.46       5.26
   Germany ...............................................      1.48       4.27
   Ireland ...............................................        --       0.19
   Italy .................................................      0.40       2.27
   Luxembourg ............................................      0.01         --
   Netherlands ...........................................      2.55       2.71
   Norway ................................................        --       0.17
   Portugal ..............................................        --       0.19
   Spain .................................................      1.06       1.28
   Sweden ................................................      1.11       1.53
   Switzerland ...........................................        --       2.88
JAPAN ....................................................      6.25      13.26
PACIFIC ..................................................      7.92       2.86
   Australia .............................................      1.48       1.33
   Hong Kong .............................................      0.02       0.96
   New Zealand ...........................................        --       0.07
   Philippines ...........................................      0.14         --
   Singapore .............................................      3.12       0.50
   South Korea ...........................................      1.99         --
   Taiwan ................................................      1.17         --
UNITED KINGDOM ...........................................      4.19       9.31
UNITED STATES ............................................     53.92      49.41
OTHER ....................................................      5.47       2.08
   Canada ................................................      0.62       2.08
   Israel ................................................      4.85         --
OTHER ASSETS LESS LIABILITIES ............................      8.89         --
                                                              ------     ------
TOTAL ....................................................    100.00%    100.00%
                                                              ======     ======

LARGEST INDUSTRIES
APRIL 30, 2000

[BAR CHART OMITTED]

Percent of
Net Assets     19.3%         15.38%       14.13%        12.03%        7.65%

           $443,110,709   $352,428,646  $323,788,645  $275,676,887  $175,798,397

               SEMI-          ELEC-         TELE-      COMPUTER        ELEC-
            CONDUCTORS       TRONICS       COMMU-      SOFTWARE       TRONICS
                                CAPITAL NICATIONS
                            EQUIPMENT

REGIONAL ALLOCATION
APRIL 30, 2000

[PIE CHART OMITTED]

Other Assets Less Liabilities           8.89%
United States                          53.92%
Continental Europe                     13.36%
United Kingdom                          4.19%
Japan                                   6.25%
Pacific                                 7.92%
Other                                   5.47%


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000

SECURITY                                                                VALUE
--------                                                             -----------
Amkor Technology (US) ...........................................    $74,474,700
Lattice Semiconductor (US) ......................................     67,000,000
Novellus Systems (US) ...........................................     53,275,000
SCI Systems (US) ................................................     53,250,000
Symantec (US) ...................................................     43,640,625
Orbotech (Israel) ...............................................     42,640,625
Microsoft (US) ..................................................     41,868,750
Creative Technology
   (Singapore) ..................................................     38,281,250
Intel (US) ......................................................     38,053,125
Credence Systems (US) ...........................................     37,139,375
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund

                                                         SHARES        VALUE
                                                         ------     -----------
COMMON STOCKS  91.11%
AUSTRALIA  1.48%
CABLE & WIRELESS*
   Provider of global tele-
   communications services
   (Telecommunications)                                3,627,000     $11,719,486
COCHLEAR
   Developer and marketer of
   hearing aids (Medical Products
   and Technology)                                     1,100,000      14,300,743
ECORP*
   Provider of Internet-based
   services including ticketing,
   online brokerage services, and
   person-to-person auctioning
   (Internet/Online)                                   1,425,000       2,497,883
HUTCHISON TELECOMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)                       2,075,000       5,455,901
                                                                     -----------
                                                                      33,974,013
                                                                     -----------
CANADA  0.62%
ROGERS COMMUNICATIONS (CLASS B)*
   Owner and operator of cable
   television systems
   (Telecommunications)                                  550,000      14,300,000
                                                                     -----------
DENMARK  0.53%
GN STORE NORD
   Manufacturer and retailer of
   telecommunications equipment
   (Networking/Communications
   Infrastructure)                                       150,000      12,173,987
                                                                     -----------
FINLAND  2.76%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)                         576,000      33,049,054
SONERA (ADRs)*
   Provider of telecommunications
   services (Telecommunications)                         183,900       9,999,563
TIETOENATOR
   Provider of information
   technology services for
   diversified industries
   (Computer Software)                                   420,000      20,241,018
                                                                     -----------
                                                                      63,289,635
                                                                     -----------
FRANCE  3.46%
ALCATEL
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                                  100,000      23,187,150
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Computer and Business
   Services)                                             120,000      24,529,277
STMICROELECTRONICS
   Manufacturer of semi-
   conductor circuits for the
   automotive, computer, and
   telecommunications
   industries (Electronics)                               35,000       6,680,172
STMICROELECTRONICS (NY Shares)                           130,000      24,659,375
                                                                     -----------
                                                                      79,055,974
                                                                     -----------
GERMANY  1.48%
ELMOS SEMICONDUCTOR*
   Provider of analog and mixed-
   signal circuits for the automotive
   industry (Semiconductors)                             397,040      15,813,047
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control
   systems (Manufacturing)                               125,000      18,186,000
                                                                     -----------
                                                                      33,999,047
                                                                     -----------
HONG KONG  0.02%
HONGKONG.COM*
   Operator of Internet portal under
   the domain name of
   www.hongkong.com
   (Internet/Online)                                   1,978,000         373,294
                                                                     -----------
ISRAEL  4.85%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems
   (Computer Software)                                   175,000      30,329,688
GILAT SATELLITE NETWORKS*
   Manufacturer of small
   aperture satellite base
   stations (Telecommunications)                         200,000      17,300,000
NOVA MEASURING INSTRUMENTS Provider of monitoring and measuring systems for the semiconductor manufacturing industry (Electronics Capital
   Equipment)                                            395,200       5,681,000
ORBOTECH* Manufacturer of automated optical inspection systems for circuit boards and flat panel displays (Electronics
   Capital Equipment)                                    500,000      42,640,625
TECNOMATIX TECHNOLOGIES*
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                                   450,000      15,103,125
                                                                     -----------
                                                                     111,054,438
                                                                     -----------

----------
See footnotes on page 47.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund

                                                           SHARES       VALUE
                                                           ------    -----------
ITALY  0.40%
E.BISCOM*
   Developer and operator of
   telecommunications, Internet,
   and media ventures
   (Telecommunications)                                   46,875     $ 9,249,286
                                                                     -----------
JAPAN  6.25%
ADVANTEST
   Producer of measuring
   instruments and semiconductor
   testing devices (Electronics
   Capital Equipment)                                    100,000      22,873,276
CANON
   Manufacturer of printers,
   copiers, cameras, and video
   equipment (Electronics)                               430,000      19,663,057
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics)                              100,800      12,185,948
HOYA
   Manufacturer of electro-optics products such as photomasks for semiconductors, eyeglasses, contact lenses, and medical service products (Networking/
   Communication Infrastructure)                         160,000      16,291,771
MURATA MANUFACTURING
   Manufacturer of components
   used in wireless
   communication (Electronics)                           150,000      29,158,567
NIKON
   Provider of photography
   equipment and supplies
   (Electronics Capital Equipment)                        71,000       2,497,454
ROHM
   Producer of custom linear inte-
   grated circuits (Semiconductors)                       70,000      23,456,448
SECOM
   Provider of comprehensive
   security services (Computer
   and Business Services)                                 90,000       7,547,903
SONY (NEW SHARES)*
   Developer and manufacturer of
   audio and video equipment
   (Electronics)                                          83,300       9,638,526
                                                                     -----------
                                                                     143,312,950
                                                                     -----------
LUXEMBOURG  0.01%
UNITED CUSTOMER MANAGEMENT SOLUTIONS*
   Provider of services for the tele-
   communications industry
   (Telecommunications)                                    5,860         205,100
                                                                     -----------

NETHERLANDS  2.55%
ASM INTERNATIONAL*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment)                       438,000     $15,138,375
KONINKLIJKE (ROYAL) PHILIPS
   Electronics
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                                         291,600      13,012,650
KONINKLIJKE (ROYAL) PHILIPS
   Electronics (NY Shares)                               680,000      30,341,159
                                                                     -----------
                                                                      58,492,184
                                                                     -----------
PHILIPPINES  0.14%
PSI TECHNOLOGIES HOLDINGS (ADRS)*
   Provider of semiconductor
   assembly and test services for
   the power semiconductor
   market (Electronics)                                  200,000       3,250,000
                                                                     -----------
SINGAPORE  3.12%
CREATIVE TECHNOLOGY
   Provider of PC audio and
   graphics products (Computer
   Hardware/Peripherals)                               1,400,000      38,281,250
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                       2,843,000      33,313,804
                                                                     -----------
                                                                      71,595,054
                                                                     -----------
SOUTH KOREA  1.99%
SAEHAN PRECISION
   Producer of deck mechanisms
   used in car stereos and compact
   disc players (Electronics)                              1,575          32,642
SAMSUNG ELECTRONICS (GDRS)
   (1/2 non-voting)*
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics)                                         100,000      15,817,500
SAMSUNG ELECTRONICS
   (Semiconductors)                                      110,000      29,736,427
                                                                     -----------
                                                                      45,586,569
                                                                     -----------
SPAIN  1.06%
TELEFONICA
   Provider of telecommunications
   services (Telecommunications)                         350,000       7,790,882
TELEFONICA DE ESPANA
   Provider of telecommunications
   services (Telecommunications)                         250,000      16,578,125
                                                                     -----------
                                                                      24,369,007
                                                                     -----------

----------
See footnotes on page 47.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund

                                                          SHARES       VALUE
                                                          ------    -----------
SWEDEN  1.11%
L.M. ERICSSON TELEFON (ADRS)
   Manufacturer of telecommu-
   nications equipment
   (Telecommunications)                                  200,000     $17,693,750
L.M. ERICSSON TELEFON (SERIES A)                           6,800         615,997
L.M. ERICSSON TELEFON (SERIES B)                          80,400       7,166,368
                                                                     -----------
                                                                      25,476,115
                                                                     -----------
TAIWAN  1.17%
HON HAI PRECISION INDUSTRY (GDRS)*
   Provider of electronic connectors
   and cable assemblies
   (Electronics Capital Equipment)                       530,000      14,840,000
SILICONWARE PRECISION INDUSTRIES (GDRS)*
   Packaging of electronic
   components
   (Electronics Capital Equipment)                       682,600       9,232,165
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)                              323,263       2,628,807
YAGEO (GDRS)*+                                             9,292          75,563
                                                                     -----------
                                                                      26,776,535
                                                                     -----------
UNITED KINGDOM  4.19%
BRITISH TELECOMMUNICATIONS
   Provider of telecommunications
   services (Telecommunications)                       1,200,000      21,394,060
CABLE & WIRELESS
   Provider of telecommu-
   nications services
   (Telecommunications)                                1,351,445      22,371,573
COLT TELECOM GROUP*
   Provider of telecommu-
   nications services
   (Telecommunications)                                  370,000      16,097,305
LOGICA
   Supplier of computer services
   (Computer and Business
   Services)                                             570,375      17,234,762
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)                                4,163,888      18,995,717
                                                                     -----------
                                                                      96,093,417
                                                                     -----------
UNITED STATES  53.92%
ACT MANUFACTURING*
   Provider of electronics
   manufacturing services for
   equipment manufacturers
   in diversified industries
   (Electronics Capital Equipment)                       700,000      25,331,250
ADAPTEC*
   Provider of input-output
   systems for servers
   (Computer Hardware/
   Peripherals)                                          700,000      18,921,875
ADVANCED MICRO DEVICES*
   Microprocessor supplier for the
   computer industry
   (Semiconductors)                                      300,000      26,325,000
ALLTEL
   Provider of wireless
   communications and
   information services
   (Telecommunications)                                  400,000      26,650,000
ALTEON WEBSYSTEMS*
   Provider of Internet
   infrastructure solutions
   (Internet/Online)                                     138,200       9,328,500
AMDOCS*
   Provider of billing systems and
   services for the communications
   industry (Computer and
   Business Services)                                    300,000      20,306,250
AMERICAN POWER CONVERSION*
   Provider of back-up power
   supply equipment for
   computers (Computer
   Hardware/Peripherals)                                 937,600      33,079,700
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                                    1,218,400      74,474,700
APEX*
   Manufacturer of switching
   systems for computer
   network administrators
   (Computer Hardware/
   Peripherals)                                          600,000      17,756,250
ARTESYN TECHNOLOGIES*
   Provider of electronic products
   for the communications
   industry (Networking/
   Communications
   Infrastructure)                                       650,000      15,640,625
AT&T WIRELESS GROUP*
   Tracking stock which is designed
   to track AT&T's wireless services
   businesses (Telecommunications)                       174,200       5,541,739
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management, and
   mapping (Computer Software)                           650,000      25,025,000

----------
See footnotes on page 47.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund
                                                           SHARES       VALUE
                                                           ------    -----------
UNITED STATES (CONTINUED)
BMC SOFTWARE*
   Developer of mainframe and
   UNIX utility software
   (Computer & Software)                                 300,000     $14,053,125
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems
   (Semiconductors)                                      327,400      21,045,681
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital Equipment)                                    300,000      16,912,500
COMVERSE TECHNOLOGY*
   Provider of telecommunications
   equipment (Networking/
   Communications Infrastructure)                        220,000      19,628,125
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                                    260,000      37,139,375
CSG SYSTEMS INTERNATIONAL*
   Provider of billing systems and
   services for the cable television
   industry (Computer and Business
   Services)                                             418,700      19,234,031
CTS
   Provider of electronic components
   and custom electronic assemblies
   (Networking/Communications
   Infrastructure)                                       310,500      19,580,906
DALLAS SEMICONDUCTOR
   Manufacturer of mixed-signal
   semiconductors (Semiconductors)                       400,000      17,175,000
DITECH COMMUNICATIONS*
   Provider of telecommunications
   equipment (Telecommunications)                         13,000       1,121,250
ECHOSTAR COMMUNICATIONS*
   Satellite television service
   operator (Telecommunications)                         400,000      25,462,500
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems and circuit board
   drilling systems (Electronics
   Capital Equipment)                                    500,000      31,562,500
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                                          600,000      31,237,500
FLEXTRONICS INTERNATIONAL*
   Contract manufacturer of
   electronic components
   (Electronics Capital Equipment)                       100,000       7,028,125
HADCO*
   Manufacturer of complex
   printed circuit boards
   (Contract Manufacturing)                              400,000      32,925,000
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                                   180,000       8,836,875
INTEGRATED DEVICE TECHNOLOGY*
   Provider of memory and logic
   circuits (Semiconductors)                             500,000      24,015,625
INTEL
   Manufacturer of microprocessors
   and memory circuits
   (Semiconductors)                                      300,000      38,053,125
LATTICE SEMICONDUCTOR*
   Designer of programmable
   logic devices (Semiconductors)                      1,000,000      67,000,000
LEAP WIRELESS INTERNATIONAL*
   Wireless communications
   carrier (Telecommunications)                           56,700       2,911,191
LEXMARK INTENATIONAL GROUP
   (Class A)*
   Manufacturer of laser and inkjet
   printers and cartridges (Computer
   Hardware/Peripherals)                                 100,000      11,800,000
LINEAR TECHNOLOGY
   Manufacturer of analog
   semiconductors (Semiconductors)                       400,000      22,862,500
MATTSON TECHNOLOGY*
   Provider of semiconductor
   process equipment
   (Semiconductors)                                      600,000      29,550,000
MICROCHIP TECHNOLOGY*
   Manufacturer of field-
   programmable microcontrollers
   (Semiconductors)                                      466,600      28,943,781
MICROSOFT*
   Provider of personal computer
   operating systems and
   application software products
   (Computer Software)                                   600,000      41,868,750
NAVIGANT CONSULTING*
   Provider of technology
   consulting services to the
   energy and utilities industries
   (Computers and Business
   Services)                                           1,000,000       9,937,500
NEXTEL COMMUNICATIONS (CLASS A)*
   Provider of wireless
   communications services
   (Telecommunications)                                   81,600       8,932,650

----------
See footnotes on page 47.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman Global Technology Fund

                                                       SHARES         VALUE
                                                       ------      -----------
UNITED STATES (CONTINUED)
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor
   processing equipment
   (Electronics Capital Equipment)                    800,000     $   53,275,000
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software)                                900,000          7,340,625
RATIONAL SOFTWARE*
   Provider of applications
   development and test
   software (Computer Software)                       400,000         34,037,500
SCI SYSTEMS*
   Provider of contract
   manufacturing services
   (Contract Manufacturing/
   Circuit Boards)                                  1,000,000         53,250,000
SUNGARD DATA SYSTEMS*
   Provider of disaster recovery
   services for computer data
   centers (Computer and Business
   Services)                                          600,000         20,737,500
SYBASE*
   Provider of enterprise
   software for diversified
   industries (Computer Software)                     497,400         10,056,806
SYMANTEC*
   Developer, marketer, and
   supporter of anti-virus
   software (Computer Software)                       700,000         43,640,625
SYNOPSYS*
   Developer of integrated circuit
   design software (Computer
   Software)                                          600,000         25,143,750
TERADYNE*
   Manufactuter of automated
   semiconductor test equipment
   (Electronics Capital Equipment)                    315,700         34,727,000
UNITEDGLOBALCOM*
   Provider of global broadband
   communications (Networking/
   Communications
   Infrastructure)                                    320,000         17,010,000
VISHAY INTERTECHNOLOGY*
   Manufacturer of capacitors, resistors,
   and discrete semiconductors
   (Electronics Capital Equipment)                    400,000         33,550,000
XIRCOM*
   Provider of mobile networking
   products for notebook and
   handheld personal
   computers (Computer Hardware/
   Peripherals)                                       400,000         15,800,000
                                                                  --------------
                                                                   1,235,767,310
                                                                  --------------
TOTAL INVESTMENTS  91.11%
  (Cost $1,388,962,078)                                            2,088,393,915
OTHER ASSETS
  LESS LIABILITIES  8.89%                                            203,723,635
                                                                  --------------
NET ASSETS  100.00%                                               $2,292,117,550
                                                                  ==============

----------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund

PERFORMANCE REVIEW

During the six months ended April 30, 2000, Seligman International Growth Fund took steps to gain more exposure to growth sectors, while reducing exposure to value-style stocks. As the Fund was repositioning the portfolio in this way, growth stocks suffered a significant correction in the middle of March and into April. This downturn was particularly detrimental to the Fund, since it had not held those growth stocks during their previous strong rally.

The Fund thus posted a disappointing total return of -13.74% based on the net asset value of Class A shares. At the same time, the Lipper International Fund Average posted a total return of 14.08% and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index posted a total return of 6.84%.

PORTFOLIO STRATEGY

In addition to placing a greater emphasis on growth stocks, we began to use a more fundamentals-based, bottom-up process which focuses on individual stock selection, as opposed to a macro-oriented, top-down process which focuses on region or sector selection. Going forward, we will seek to identify promising individual companies rather than broad regions or sectors.

The Fund remained well diversified across countries. Across geographic areas, the Fund has reasonable exposure to the more stable growth areas of pharmaceuticals, health care services, retail distribution, and some consumer durables. During the six-month period, the Fund significantly increased its weightings in telecommunications, media, and electronics, and reduced its weightings in banking and consumer products. While the timing of these shifts caused the Fund to underperform against its benchmarks during the six-month period, we believe that these areas of the market represent the best opportunities for growth over the long term.

UNITED KINGDOM

The Fund was significantly underweighted in the UK during the period, which was fortunate since this was one of the world's worst-performing markets. Market performance in the UK was dampened by a series of interest-rate increases by the Bank of England. In addition, a strong British pound has hurt the country's exports, which are critical given the small size of the domestic market.

CONTINENTAL EUROPE

Continental Europe remained the Fund's largest regional allocation. These markets performed well in local terms,

--------------------------------------------------------------------------------
 FUND OBJECTIVE

 Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OF GLOBAL GROWTH TEAM]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (CO-PORTFOLIO MANAGER), SANDRA LEU, JACK CHANG (CO-PORTFOLIO MANAGER)
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman International Growth Fund

but returns for foreign investors were limited because of a weak euro. We remain positive on these markets, however, since they are in the early stages of an economic recovery which now seems secure, and corporate earnings have been strong.

PACIFIC REGION

The Pacific region delivered generally poor performance during this six-month period. Japan has been unable to sustain a recovery and this has negatively impacted the entire region. The death of the Japanese Prime Minister, Keizo Obuchi, who seemed to be meeting with some success regarding financial reforms, caused some uncertainty in the market. The Japanese yen has been strong, which has been positive recently as the strong currency helped to offset the impact of soaring oil prices. However, this strength dampened Japan's export market.

CANADA

During the six-month period, the Fund was overweighted in Canada, and we plan to continue to seek opportunities there. Canada's macroeconomic environment is healthy and supportive for its stock markets. In addition, Canada has benefited from the cyclical rebound in commodities, and the technology sector in Canada is strong.

OUTLOOK

We are optimistic regarding prospects for international stocks. The US growth rate is finally showing signs of slowing, which will be healthy in the long run for the US economy, but stock-price increases are also likely to slow from the robust pace of the past several years. Most of the rest of the world, however, is only in the early stages of recovery, and we believe that the best opportunities in these markets may lie ahead of us.

We will be watching Europe's new common currency, the euro, closely. If the euro gains some stability, we believe that these markets could offer excellent opportunities in growth-oriented sectors. We will also be watching for signs that economic recovery is taking hold in Japan. Japan's new Prime Minister, Yoshiro Mori, has indicated that he will continue to work for financial reform as did his predecessor, but of course his success remains to be seen.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                                                      AVERAGE ANNUAL
                                                                  ------------------------------------------------------------
                                                     CLASS C                               CLASS A      CLASS B      CLASS D
                                                      SINCE                                 SINCE        SINCE        SINCE
                                         SIX        INCEPTION       ONE        FIVE       INCEPTION    INCEPTION    INCEPTION
                                       MONTHS*      *5/27/99*      YEAR        YEARS       4/7/92       4/22/96      9/21/93
                                    -------------  ----------     -------     -------   ------------ ------------ ------------
CLASS A**
With Sales Charge                     (17.84)%          n/a      (11.98)%      5.71%        8.11%         n/a           n/a
Without Sales Charge                  (13.74)           n/a       (7.59)       6.75         8.76          n/a           n/a
CLASS B**
With CDSC+                            (17.99)           n/a      (12.44)        n/a          n/a         2.94%          n/a
Without CDSC                          (14.04)           n/a       (8.22)        n/a          n/a         3.36           n/a
CLASS C**
With Sales Charge and CDSC            (15.62)         (6.81)%       n/a         n/a          n/a          n/a           n/a
Without Sales Charge and CDSC         (13.95)         (4.97)        n/a         n/a          n/a          n/a           n/a
CLASS D**
With 1% CDSC                          (14.75)           n/a       (8.17)        n/a          n/a          n/a           n/a
Without CDSC                          (13.95)           n/a       (9.01)       5.91          n/a          n/a          5.97%
LIPPER INTERNATIONAL
  FUNDS AVERAGE***                     14.08          30.02###    24.73       13.93        12.85++      13.29#        12.14##
MSCI EAFE INDEX***                      6.84          20.34###    14.17       10.67        12.12+++     10.41#        10.38##

NET ASSET VALUE

                APRIL 30, 2000     OCTOBER 31, 1999    APRIL 30, 1999            CAPITAL GAIN (LOSS) INFORMATION
                ---------------   ------------------   ---------------           FOR THE SIX MONTHS ENDED APRIL 30, 2000
CLASS A            $17.10                $21.47            $20.04
CLASS B             16.06                 20.33             19.04                PAID                $1.728
CLASS C             16.06                 20.31            N/A                   REALIZED            (1.426)
CLASS D             16.06                 20.31             19.03                UNREALIZED           1.979@

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper International Funds Average and the Morgan Stanley Capital
     International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 2% since inception.

  ++ From April 9, 1992.

 +++ From March 31, 1992.

   # From April 30, 1996.

  ## From September 30, 1993.

 ### From May 31, 1999.

   @ Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

   This chart compares a $10,000 hypothetical investment made in Seligman International Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through April 30, 2000, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[LINE CHART OMITTED]

                                                   Lipper
                     With         Without          International       MSCI
                     Sales        Sales            Funds               EAFE
                     Charge       Charge           Average             Index
--------             ----          ----              ----              ----
4/7/92               9524         10000             10000             10000
4/30/92              9635         10117             10478             10050
7/31/92              9444          9917             10325              9963
10/31/92             9437          9908              9872              9843
1/31/93              9662         10145             10101              9995
4/30/93             11270         11833             11454             12266
7/31/93             11445         12017             11822             12771
10/31/93            12718         13354             12999             13571
1/31/94             14012         14712             14476             14411
4/30/94             13646         14329             13887             14345
7/31/94             13971         14670             14072             14613
10/31/94            14353         15071             14402             14980
1/31/95             12724         13361             12912             13809
4/30/95             13530         14207             13802             15189
7/31/95             14438         15160             14680             15676
10/31/95            14175         14884             14335             14970
1/31/96             15146         15903             15260             16084
4/30/96             15916         16712             16087             16973
7/31/96             15173         15932             15570             16277
10/31/96            15370         16138             15999             16588
1/31/97             15845         16637             16718             16442
4/30/97             16278         17092             17041             16873
7/31/97             18605         19535             19433             19281
10/31/97            16881         17725             17696             17403
1/31/98             17331         18197             18107             18183
4/30/98             20187         21196             20568             20115
7/31/98             20785         21824             20736             20387
10/31/98            17979         18878             18427             19133
1/31/99             19721         20707             20146             20859
4/30/99             20299         21313             21245             22086
7/31/99             20774         21813             22111             22428
10/31/99            21747         22834             23227             23603
1/31/00             23047         24200             26458             24939
4/30/00             18758         19696             26498             25218

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 50, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      4/30/00
---------                                               --------      -------
BCE (Canada) ......................................       10,575       10,575
Bombardier (B Shares)
   (Canada) .......................................       65,800       65,800
Centrica (UK) .....................................      458,800      458,800
Japan Telecom (Japan) .............................           34           34
Mediolanum (Italy) ................................       72,200       72,200
Osaka Gas (Japan) .................................      542,000      542,000
Precision Drilling
   (Canada) .......................................       51,500       51,500
Tesco (UK) ........................................      388,600      388,600
THK (Japan) .......................................       32,400       32,400
Union Electrica Fenosa
   (Spain) ........................................       62,800       62,800

                                                                          SHARES
                                                        ---------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      4/30/00
---------                                               --------      -------
ABB (Switzerland) .................................       11,242           --
ACOM (Japan) ......................................       10,000           --
AXA (France) ......................................       10,894           --
Banque Nationale de Paris
   "BNP" (France) .................................       14,901           --
Deutsche Telekom
   (Germany) ......................................       21,576           --
Goodwill Group (Japan) ............................           40(1)        --
Granada Group (UK) ................................      137,500           --
ING Groep (Netherlands) ...........................       23,539           --
Namco (Japan) .....................................       25,200           --
WPP Group (UK) ....................................      101,000       51,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 38 shares received as a result of a 20-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2000

                                                                            MSCI
                                                                            EAFE
                                                               FUND       INDEX
                                                              ------     ------
CONTINENTAL EUROPE .......................................     52.22%     47.58%
   Austria ...............................................        --       0.19
   Belgium ...............................................        --       0.76
   Denmark ...............................................      1.37       0.63
   Finland ...............................................      4.65       3.22
   France ................................................     10.55      10.85
   Germany ...............................................      9.03       8.81
   Greece ................................................      0.09         --
   Ireland ...............................................        --       0.39
   Italy .................................................      6.58       4.67
   Netherlands ...........................................      4.67       5.58
   Norway ................................................      1.17       0.35
   Portugal ..............................................      0.19       0.39
   Spain .................................................      3.25       2.64
   Sweden ................................................      2.75       3.16
   Switzerland ...........................................      7.92       5.94
JAPAN ....................................................     22.46      27.34
PACIFIC ..................................................      3.45       5.90
   Australia .............................................      1.44       2.74
   Hong Kong .............................................      1.06       1.99
   New Zealand ...........................................        --       0.13
   Singapore .............................................        --       1.04
   South Korea ...........................................      0.70         --
   Taiwan ................................................      0.25         --
UNITED KINGDOM ...........................................      9.11      19.18
OTHER ....................................................      7.24         --
   Canada ................................................      5.82         --
   Israel ................................................      1.42         --
OTHER ASSETS LESS LIABILITIES ............................      5.52         --
                                                              ------     ------
TOTAL ....................................................    100.00%    100.00%
                                                              ======     ======


LARGEST INDUSTRIES
APRIL 30, 2000

[BAR CHART OMITTED]

Percent of
Net Assets    17.83%         13.27%        8.86%         5.48%         5.22%

            $15,719,845   $11,698,202   $7,808,476    $4,829,331    $4,603,769

             TELECOM-        MEDIA      ELECTRONICS    RETAILING      MEDICAL
            MUNICATIONS                                              PRODUCTS
                                                                             AND
                                                                      TECHNOLOGY



REGIONAL ALLOCATION
APRIL 30, 2000

Other Assets Less Liabilities           5.52%
Continental Europe                     52.22%
Pacific                                 3.45%
Japan                                  22.46%
United Kingdom                          9.11%
Other                                   7.24%


LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
--------                                                              ----------
Nokia (Finland) ..................................................    $2,867,923
Toshiba (Japan) ..................................................     1,833,491
Bombardier (B Shares) (Canada) ...................................     1,768,292
Japan Telecom (Japan) ............................................     1,731,001
Siemens (Germany) ................................................     1,710,939
Oriental Land (Japan) ............................................     1,709,405
Centrica (UK) ....................................................     1,675,868
Precision Drilling (Canada) ......................................     1,637,846
NTT Mobile Communication Network
  "NTTDoCoMo" (Japan) ............................................     1,570,582
Koninklijke (Royal) Philips
  Electronics (Netherlands) ......................................     1,559,892
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman International Growth Fund

                                                           SHARES       VALUE
                                                           ------    -----------
COMMON STOCKS  93.98%
AUSTRALIA  1.44%
JOHN FAIRFAX HOLDINGS
   Newspaper and magazine
   publisher (Media)                                     129,000     $   373,105
NEWS CORP.
   Provider of worldwide media
   and television services (Media)                        70,600         897,057
                                                                     -----------
                                                                       1,270,162
                                                                     -----------
CANADA  5.82%
BCE
   International provider of tele-
   communications services
   (Telecommunications)                                   10,575       1,224,586
BOMBARDIER (B SHARES)
   Diversified manufacturer
   (Diversified)                                          65,800       1,768,292
NORTEL NETWORKS
   Producer of telecommunications
   equipment (Telecommunications)                          4,400         498,300
PRECISION DRILLING*
   Provider of oil and gas drilling
   services (Industrial Goods
   and Services)                                          51,500       1,637,846
                                                                     -----------
                                                                       5,129,024
                                                                     -----------
DENMARK  1.37%
VESTAS WIND SYSTEMS*
   Developer and marketer of wind
   turbines and lightning protection
   products (Electronics)                                  3,600       1,203,852
                                                                     -----------
FINLAND  4.65%
COMPTEL
   Provider of communications
   software (Computer and
   Technology Related)                                    36,750         830,741
NOKIA
   Developer and manufacturer
   of cellular phones and base stations
   (Telecommunications)                                   49,984       2,867,923
SONERA GROUP
   Provider of telecommunications
   services (Telecommunications)                           7,340         403,793
                                                                     -----------
                                                                       4,102,457
                                                                     -----------
FRANCE  10.05%
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Telecommunications)                                    1,725         352,609
CANAL PLUS
   Television broadcaster (Media)                          4,000         771,086
CASTORAMA DUBOIS INVESTISSEMENTS
   Operator of do-it yourself
   retail stores (Retailing)                               5,350       1,167,541
ESTABLISSEMENTS ECONOMIQUES DU
   Casino Guichard-Perrachon
   Operator of supermarkets and
   convenience stores (Retailing)                          9,325         851,314
GALERIES LAFAYETTE
   Operator of department store
   and supermarket chains (Retailing)                      3,800         646,494
GROUPE DANONE
   Provider of packaged foods and
   beverages (Consumer Products)                           1,850         404,570
HAVAS ADVERTISING
   Wordwide provider of advertising
   services (Media)                                          425         212,163
M6-METROPOLE TELEVISION
   Owner and operator of television
   entertainment channel
   "M6" (Media)                                              900         515,164
SOCIETE TELEVISION FRANCAISE 1 "TF1"
   Operator of the French television
   channel "TF1"; producer of new,
   drama, documentaries, sports,
   and children's programs (Media)                           400         273,881
STMICROELECTRONICS*
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunications
   industries (Electronics)                                6,282       1,198,996
TOTAL FINA (B SHARES)
   Worldwide operator of gas and
   oil (Resources)                                         6,000         910,573
VIVENDI
   Water purification and distribution;
   energy production (Industrial
   Goods and Services)                                    15,756       1,558,770
                                                                     -----------
                                                                       8,863,161
                                                                     -----------
GERMANY  9.03%
ADVA OPTICAL NETWORKING
   Provider of telecommunications
   equipment (Telecommunications)                            450         246,738
ALLIANZ
   Provider of insurance
   products (Insurance)                                    2,250         844,967
DIREKT ANLAGE BANK*
   Provider of discount brokerage
   services (Financial Services)                          22,700         948,459
EPCOS*
   Provider of circuits and
   components for the electronics
   and telecommunications industries
   (Telecommunications)                                   10,638       1,497,401
INTERSHOP COMMUNICATIONS*
   Developer and marketer of
   Internet software
   (Computer Software)                                     1,600         673,609

----------
See footnotes on page 57.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman International Growth Fund
                                                           SHARES       VALUE
                                                           ------    -----------
GERMANY (CONTINUED)
MUENCHENER RUECKVERSICHERUNGS-
   GESELLSCHAFT
   Provider of insurance products
   (Insurance)                                             2,900     $   842,512
PARSYTEC PATTERN*
   Provider of computer software
   (Computer Software)                                     2,530         490,013
SCHERING
   Provider of pharmaceutical
   products (Drugs and Health Care)                        5,000         706,981
SIEMENS
   Worldwide manufacturer of automotive electronics, loco- motives, electrical power plants, and traffic control systems
   (Manufacturing)                                        11,760       1,710,939
                                                                     -----------
                                                                       7,961,619
                                                                     -----------
GREECE  0.09%
ANTENNA TV (ADSS)*
   Owner and operator of Antenna
   TV, a Greek television broadcast
   network (Media)                                         4,200          80,719
                                                                     -----------
HONG KONG  1.06%
China Telecom (Hong Kong)
   Provider of telecommunications
   services (Telecommunications)                         130,000         938,800
                                                                     -----------
ISRAEL  1.42%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems (Computer and
   Technology Related)                                     2,880         499,140
NICE SYSTEMS (ADRS)*
   Developer, manufacturer, and
   distributor of voice and fax
   management systems
   (Telecommunications)                                    4,000         261,625
ORAD HI-TECH SYSTEMS*
   Manufacturer of virtual reality
   products (Computer
   Goods and Services)                                    10,850         493,295
                                                                     -----------
                                                                       1,254,060
                                                                     -----------
ITALY  6.58%
BIPOP-CARIRE
   Provider of banking
   services (Banking)                                     13,620       1,238,467
CLASS EDITORI
   Newspaper and magazine
   publisher (Media)                                      16,500         225,052
EDISON
   Power company (Utilities)                              46,000         427,898
GRUPPO EDITORIALE L'ESPRESSO
   Newspaper publisher (Media)                            56,500         796,319
MEDIASET*
   Owner of television networks
   and film library; producer of
   television programming (Media)                         44,800         727,149
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)                                   72,200       1,198,139
SEAT PAGINE GIALLE
   Publisher of telecommunication
   directories (Media)                                   132,250         580,831
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)                          15,400         215,370
TELECOM ITALIA MOBILE
   Provider of wireless
   telecommunications
   services (Telecommunications)                          41,000         391,454
                                                                     -----------
                                                                       5,800,679
                                                                     -----------
JAPAN  22.46%
CHUGAI PHARMACEUTICAL
   Pharmaceutical manufacturer
   (Drugs and Health Care)                                44,000         847,172
DAIWA SECURITIES
   Provider of financial services,
   including securities dealing,
   brokerage, underwriting, and
   distribution (Financial Services)                      66,000       1,008,053
DDI
   Provider of telecommunications
   services (Telecommunications)                              90       1,033,046
DENTSU TEC
   Provider of advertising
   services (Media)                                        3,300         378,784
FUJISAWA PHARMACEUTICAL
   Manufacturer and retailer of
   medical products (Medical
   Products and Technology)                               24,000         899,750
JAPAN TELECOM
   Provider of telecommunications
   services (Telecommunications)                              34       1,731,001
KYOCERA
   Supplier of semiconductor
   packaging, capacitors, and
   cellular components (Electronics)                       3,300         551,986
MACNICA
   Distributor of semiconductor
   devices and electronic components
   (Electronics)                                             810         143,435
MORITEX
   Manufacturer and marketer of
   industrial fiber optic equipment
   (Computer and Technology Related)                       6,300         472,369

----------
See footnotes on page 57.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman International Growth Fund

                                                          SHARES       VALUE
                                                          ------    -----------
JAPAN (CONTINUED)
NET ONE SYSTEMS
   Provider of computer network
   systems (Computer Goods and
   Services)                                                 22     $   751,458
NIPPON TELEVISION NETWORK
   Television broadcaster (Media)                           950         709,664
NIPPON TELEVISION NETWORK
   (New Shares)*                                            950         703,508
NOMURA SECURITIES
   Securities firm (Financial
   Services)                                             19,000         478,386
NTT MOBILE COMMUNICATION NETWORk
   "NTTDoCoMo"
   Provider of telecommunications
   services (Telecommunications)                             47       1,570,582
ORIENTAL LAND
   Operator of Tokyo Disneyland
   (Leisure and Entertainment)                           16,100       1,709,405
OSAKA GAS
   Gas distributor (Electric and
   Gas Utilities)                                       542,000       1,480,052
SHIONOGI
   Developer and marketer of
   pharmaceuticals for human
   and veterinary use (Medical
   Products and Technology)                              50,000         772,933
SONY
   Developer and manufacturer of
   audio and video equipment
   (Consumer Products)                                    5,900         677,765
SONY (NEW SHARES)*                                        5,900         682,681
THK
   Machine tool manufacturer
   (Manufacturing)                                       32,400       1,364,621
TOSHIBA
   Diversified manufacturer of
   consumer and industrial
   electronics (Electronics)                            189,000       1,833,491
                                                                    -----------
                                                                      19,800,142
                                                                    -----------
NETHERLANDS  4.67%
CMG
   Information technology
   consulting (Computer Software)                         5,200         337,611
ENDEMOL ENTERTAINMENT HOLDINg
   Producer of events for the
   entertainment industry (Media)                         3,100         370,676
EQUANT
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)                          7,557         585,115
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                                         34,960       1,559,892
VERENIGDE NEDERLANDSE
   Uitgeversbedrijven
   Magazine and telephone
   directory publisher (Media)                           23,554       1,260,429
                                                                    -----------
                                                                       4,113,723
                                                                    -----------
NORWAY  1.17%
PROSAFE*
   Owner and operator of movable accommodation platforms (flotels), oil platforms, drilling rigs, ships, related products (Industrial
   Goods and Services)                                   52,300         690,224
TANDBERG*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)                          22,200         340,158
                                                                    -----------
                                                                       1,030,382
                                                                    -----------
PORTUGAL  0.19%
SONAE
   Hypermarket operator (Retailing)                       4,100         164,783
                                                                    -----------
SOUTH KOREA 0.70%
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics)                                          2,297         620,951
                                                                    -----------
SPAIN                                                                      3.25%
BANCO DE VALENCIA
   Commercial bank (Banking)                            105,050         850,146
TELEFONICA
   Provider of telecommunications
   services (Telecommunications)                         36,352         809,183
UNION ELECTRICA FENOSA
   Electricity provider (Utilities)                      62,800       1,203,182
                                                                    -----------
                                                                       2,862,511
                                                                    -----------
SWEDEN  2.75%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecommu-
   nications equipment
   (Telecommunications)                                  15,003       1,337,277
OM GRUPPEN
   Provider of financial services
   (Financial Services)                                  15,830         658,580
TV 4 (SERIES A)
   Television broadcaster
   (Media)                                               15,650         428,810
                                                                    -----------
                                                                       2,424,667
                                                                    -----------

----------
See footnotes on page 57.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman International Growth Fund
                                                          SHARES       VALUE
                                                          ------    -----------
SWITZERLAND  7.92%
BOBST
   Manufacturer of printing
   presses (Manufacturing)                                  500     $   669,376
COMPAGNIE FINANCIERE RICHEMONT
   Controller of finances over
   companies in the tobacco,
   luxury goods, and direct
   marketing industries (Tobacco)                           360         875,704
DISETRONIC HOLDING
   Manufacturer of medical devices,
   such as cardio-measuring systems
   (Drugs and Health Care)                                   95         548,766
FEINTOOL INTERNATIONAL
   Press distributor and press tool
   manufacturer; manufacturer of
   metal parts for the automotive
   industry (Manufacturing)                               1,000         393,614
GRETAG IMAGING GROUP
   Worldwide manufacturer of
   image processing equipment and
   systems (Medical Products)                             2,450         492,845
LOGITECH INTERNATIONAL Manufacturer of personal computer input devices, such as mice, trackballs, and PC video cameras
   (Computer Goods and Services)                            855         564,871
MICRONAS SEMICONDUCTOR
   Manufacturer of semiconductor
   and modules used by the tele-
   communications, automotive,
   and consumer goods
   industries (Electronics)                               1,310         695,878
PHONAK HOLDING
   International provider of wireless
   hearing aids and miniaturized
   voice communications systems
   (Medical Products and
   Technology)                                              180         412,772
STRAUMANN
   Developer of products for the
   medical industry (Medical Products
   and Technology)                                          735         791,965
THESWATCH GROUP Manufacturer of watches, watch components, and microelectronics such as miniature batteries, LCD displays, pagers, and cellular
   telephones (Retailing)                                   370         396,958
TECAN
   Provider of components for the automation of laboratory products, such as robotic sample processors and detection devices (Medical
   Products  and Technology)                                950         819,565
UNAXIS HOLDING
   Provider of semiconductor
   and data storage (Diversified)                         1,400         320,232
                                                                    -----------
                                                                       6,982,546
                                                                    -----------
TAIWAN  0.25%
TAIWAN SEMICONDUCTOR (ADSS)
   Manufacturer of integrated circuits
   (Computer and Technology
   Related)                                               4,225         221,020
                                                                    -----------
UNITED KINGDOM  9.11%
AXIS-SHIELD*
   Clinical diagnostic group
   operator (Medical Products and
   Technology)                                           39,600         413,939
BRITISH SKY BROADCASTING GROUP Broadcasting group which provides television programming and Internet services via digital
   satellite (Media)                                     24,600         601,850
CENTRICA
   Distributor of gas and energy
   products and services
   (Electric and Gas Utilities)                         458,800       1,675,868
COMPASS GROUP
   Provider of catering
   services to businesses
   (Food and Food Services)                              30,300         432,819
GWR GROUP
   Local commercial radio
   station operator (Media)                              41,200         517,116
MATALAN
   Clothing retailer (Retailing)                         38,500         282,456
ROYAL BANK OF SCOTLAND
   Provider of banking
   services (Banking)                                    56,300         875,536
SCOTTISH RADIO HOLDINGS
   Holding company for companies
   with interests in the broadcast
   media and publishing
   sectors (Media)                                       23,500         505,902
SMITHKLINE BEECHAM Manufacturer and marketer of pharmaceutical products;
   provider of health care products and services (Health and
   Household)                                            46,800         639,779
TESCO
   Supermarket chain (Retailing)                        388,600       1,319,784
WPP GROUP
   Provider of worldwide marketing services, including advertising, public relations, and market research (Business Goods
   and Services)                                         51,000         768,937
                                                                    -----------
                                                                       8,033,986
                                                                    -----------

----------
See footnotes on page 57.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000
Seligman International Growth Fund

                                                          SHARES       VALUE
                                                          ------    -----------
TOTAL COMMON STOCKS
    (Cost $72,279,614)                                              $82,859,244
CONVERTIBLE
  PREFERRED STOCKS       0.50%
    (Cost $458,527)
FRANCE  0.50%
SAGEM
   Provider of services for
   diversified industries
   (Electronics)                                            630         441,101
                                                                    -----------
TOTAL INVESTMENTS       94.48%
   (Cost $72,738,141)                                                83,300,345
OTHER ASSETS
  LESS LIABILITIES       5.52%                                        4,862,713
                                                                    -----------
NET ASSETS  100.00%                                                 $88,163,058
                                                                    ===========

----------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000

                                                                                          GLOBAL
                                                            EMERGING        GLOBAL        SMALLER          GLOBAL
                                                             MARKETS        GROWTH       COMPANIES       TECHNOLOGY    INTERNATIONAL
                                                               FUND          FUND          FUND             FUND        GROWTH FUND
                                                           -----------   ------------   ------------   --------------   -----------
ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks ........................................  $65,586,231   $261,775,854   $539,517,905   $2,088,393,915   $82,859,244
   Preferred stocks .....................................           --             --             --               --       441,101
   Bonds ................................................           --        115,400        159,200               --            --
                                                           -----------   ------------   ------------   --------------   -----------
Total investments .......................................   65,586,231    261,891,254    539,677,105    2,088,393,915    83,300,345
Cash ....................................................      991,432     25,715,879     25,802,159       83,959,537     5,357,939
Receivable for securities sold ..........................      485,230     20,347,757     11,292,132      126,976,335     5,660,565
Receivable for dividends and interest ...................      226,867        324,492      1,983,379          216,373       138,708
Receivable for Capital Stock sold .......................      218,796      2,614,461      1,994,581        6,348,676       706,383
Expenses prepaid to shareholder
  service agent .........................................       23,628         41,349         96,153          276,646        22,101
Unrealized appreciation on forward
  currency contracts ....................................           --             --          2,086           14,246        15,172
Other ...................................................       35,665         46,576         62,217           71,942        20,421
                                                           -----------   ------------   ------------   --------------   -----------
TOTAL ASSETS ............................................   67,567,849    310,981,768    580,909,812    2,306,257,670    95,221,634
                                                           -----------   ------------   ------------   --------------   -----------
LIABILITIES:
Payable for Capital Stock repurchased ...................      841,835      1,888,222      2,023,024        3,511,729     1,525,344
Payable for securities purchased ........................       99,783     20,709,073      9,842,301        7,246,238     5,253,751
Unrealized depreciation on forward
  currency contracts ....................................           --         30,785             --           21,507        11,919
Accrued expenses and other ..............................      239,192        516,767      1,238,867        3,360,646       267,562
                                                           -----------   ------------   ------------   --------------   -----------
TOTAL LIABILITIES .......................................    1,180,810     23,144,847     13,104,192       14,140,120     7,058,576
                                                           -----------   ------------   ------------   --------------   -----------
NET ASSETS ..............................................  $66,387,039   $287,836,921   $567,805,620   $2,292,117,550   $88,163,058
                                                           ===========   ============   ============   ==============   ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ..............................................  $     4,473   $      9,931   $     11,916   $       40,233   $     2,357
   Class B ..............................................        2,252          3,575          9,373            9,818         1,014
   Class C ..............................................          139            587            124            3,147           207
   Class D ..............................................        1,705          7,120          9,390           16,253         1,760
Additional paid-in capital ..............................   68,679,017    178,094,242    381,921,226    1,167,889,796    85,827,922
Accumulated net investment loss .........................     (578,245)    (1,855,661)    (4,892,290)     (14,584,446)   (1,082,070)
Undistributed/accumulated net realized
  gain (loss) on investments ............................   (2,422,136)    33,897,397     70,607,618      440,255,534    (7,117,963)
Net unrealized appreciation of investments ..............    1,019,437     84,283,728    134,201,879      716,107,850    13,516,477
Net unrealized depreciation on translation
  of assets and liabilities denominated
  in foreign currencies and forward
  currency contracts ....................................     (319,603)    (6,603,998)   (14,063,616)     (17,620,635)   (2,986,646)
                                                           -----------   ------------   ------------   --------------   -----------
NET ASSETS ..............................................  $66,387,039   $287,836,921   $567,805,620   $2,292,117,550   $88,163,058
                                                           ===========   ============   ============   ==============   ===========
NET ASSETS:
   Class A ..............................................  $35,139,411   $137,415,622   $227,539,398   $1,360,107,291   $40,293,312
   Class B ..............................................  $17,175,944   $ 47,647,345   $168,781,473   $  313,418,737   $16,279,446
   Class C ..............................................  $ 1,063,285   $  7,824,175   $  2,235,771   $  100,339,232   $ 3,331,194
   Class D ..............................................  $13,008,399   $ 94,949,779   $169,248,978   $  518,252,290   $28,259,106
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A ..............................................    4,473,496      9,931,371     11,916,089       40,232,634     2,356,843
   Class B ..............................................    2,252,364      3,574,604      9,372,830        9,817,611     1,013,911
   Class C ..............................................      139,371        586,738        124,035        3,147,439       207,472
   Class D ..............................................    1,705,445      7,120,342      9,389,601       16,253,046     1,760,023
NET ASSET VALUE PER SHARE:
   CLASS A ..............................................        $7.86         $13.84         $19.10           $33.81        $17.10
   CLASS B ..............................................        $7.63         $13.33         $18.01           $31.92        $16.06
   CLASS C ..............................................        $7.63         $13.34         $18.03           $31.88        $16.06
   CLASS D ..............................................        $7.63         $13.34         $18.03           $31.89        $16.06

----------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

                                                                                          GLOBAL
                                                            EMERGING        GLOBAL        SMALLER         GLOBAL
                                                             MARKETS        GROWTH       COMPANIES      TECHNOLOGY    INTERNATIONAL
                                                              FUND           FUND          FUND            FUND        GROWTH FUND
                                                           -----------   ------------   ------------   --------------  ------------
INVESTMENT INCOME:
Dividends ...............................................  $   498,030   $    694,331   $  1,516,512   $    1,486,700  $    324,650
Interest ................................................       36,731        473,081        325,266        2,103,919       145,820
                                                           -----------   ------------   ------------   --------------  ------------
TOTAL INVESTMENT INCOME* ................................      534,761      1,167,412      1,841,778        3,590,619       470,470
                                                           -----------   ------------   ------------   --------------  ------------

EXPENSES:
Management fees .........................................      466,294      1,386,919      2,959,271        9,627,556       486,789
Distribution and service fees ...........................      223,795        875,884      2,081,562        5,180,890       311,451
Shareholder account services ............................      176,220        338,576        813,512        1,863,555       163,639
Custody and related services ............................       50,292         84,254        187,809          349,699        55,752
Shareholder reports and communications ..................       39,000         56,900         75,000          254,750        39,000
Registration ............................................       35,650         45,300         65,500          143,470        37,999
Auditing and legal fees .................................       20,150         30,450         60,864           97,500        23,050
Directors' fees and expenses ............................        3,653          4,720         11,135           11,758         4,850
Miscellaneous ...........................................        2,635          3,800          5,580           11,168         3,310
                                                           -----------   ------------   ------------   --------------  ------------
TOTAL EXPENSES ..........................................    1,017,689      2,826,803      6,260,233       17,540,346     1,125,840
                                                           -----------   ------------   ------------   --------------  ------------
NET INVESTMENT LOSS .....................................     (482,928)    (1,659,391)    (4,418,455)     (13,949,727)     (655,370)
                                                           -----------   ------------   ------------   --------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments .................   16,698,255     35,997,251     71,397,545      447,247,194    (4,054,916)
Net realized gain (loss) from foreign currency
  transactions ..........................................     (784,346)    (2,309,150)     1,043,343          (82,100)   (3,555,429)
Net change in unrealized appreciation
  of investments ........................................   (5,147,189)    14,213,078     59,989,787      319,147,023    (1,439,085)
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ............................      288,831     (5,306,102)   (17,323,892)     (21,064,974)   (3,132,023)
                                                           -----------   ------------   ------------   --------------  ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .........................   11,055,551     42,595,077    115,106,783      745,247,143   (12,181,453)
                                                           -----------   ------------   ------------   --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .......................................  $10,572,623   $ 40,935,686   $110,688,328   $  731,297,416  $(12,836,823)
                                                           ===========   ============   ============   ==============  ============

----------
*Net of foreign taxes withheld as follows: ..............      $34,523        $62,444       $145,618         $173,722       $34,591

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      EMERGING MARKETS               GLOBAL                  GLOBAL SMALLER
                                                            FUND                   GROWTH FUND               COMPANIES FUND
                                                 ---------------------------------------------------------------------------------
                                                  SIX MONTHS       YEAR      SIX MONTHS      YEAR       SIX MONTHS          YEAR
                                                     ENDED         ENDED        ENDED        ENDED         ENDED           ENDED
                                                    4/30/00      10/31/99      4/30/00     10/31/99       4/30/00        10/31/99
                                                 ------------  ------------ ------------- -----------  -------------    ----------
OPERATIONS:
Net investment loss ..........................   $  (482,928)  $  (848,431)  $(1,659,391) $(1,901,294  $ (4,418,455)  $ (7,683,772)
Net realized gain on investments .............    16,698,255     8,094,123    35,997,251   42,155,161    71,397,545     42,577,954
Net realized gain (loss) from foreign
  currency transactions ......................      (784,346)   (3,968,087)   (2,309,150)  (2,467,696)    1,043,343    (15,617,782)
Net change in unrealized appreciation/
  depreciation of investments ................    (5,147,189)    9,162,114    14,213,078   23,143,981    59,989,787     43,508,903
Net change in unrealized appreciation/
 depreciation on translation of assets
 and liabilities denominated in foreign
 currencies and forward currency contracts ...       288,831     1,284,438    (5,306,102)  (1,226,719   (17,323,892)     5,724,746
                                                 -----------   -----------   -----------  -----------  ------------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS .......    10,572,623    13,724,157    40,935,686   59,703,433   110,688,328     68,510,049
                                                 -----------   -----------   -----------  -----------  ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ....................................            --            --   (10,804,412)          --           --              --
  Class B ....................................            --            --    (3,358,989)          --           --              --
  Class C ....................................            --            --      (132,596)          --           --              --
  Class D ....................................            --            --    (7,271,531)          --           --              --
                                                 -----------   -----------   -----------  -----------  -----------     -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....            --            --   (21,567,528)          --           --              --
                                                 -----------   -----------   -----------  -----------  -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ............    15,014,111    14,540,876    35,342,881   18,258,862   36,511,947      78,982,673
Exchanged from associated Funds ..............    49,020,107   106,364,081   120,218,394  185,791,571  160,087,426     308,577,971
Value of shares issued in payment of
  gain distributions .........................            --            --    16,402,178           --           --              --
                                                 -----------   -----------   -----------  -----------  -----------     -----------
Total ........................................    64,034,218   120,904,957   171,963,453  204,050,433  196,599,373     387,560,644
                                                 -----------   -----------   -----------  -----------  -----------     -----------
Cost of shares repurchased ...................   (15,655,064)  (20,001,347)  (21,599,678) (42,069,326) (87,934,040)   (392,209,872)
Exchanged into associated Funds ..............   (52,677,351) (108,507,419) (116,846,715)(171,053,209)(183,204,497)   (402,582,219)
                                                 -----------   -----------   -----------  -----------  -----------     -----------
Total ........................................   (68,332,415) (128,508,766) (138,446,393)(213,122,535)(271,138,537)   (794,792,091)
                                                 -----------   -----------   -----------  -----------  -----------     -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .................    (4,298,197)   (7,603,809)   33,517,060   (9,072,102) (74,539,164)   (407,231,447)
                                                 -----------   -----------   -----------  -----------  -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ............     6,274,426     6,120,348    52,885,218   50,631,331   36,149,164    (338,721,398)

NET ASSETS:
Beginning of period ..........................    60,112,613    53,992,265   234,951,703  184,320,372  531,656,456     870,377,854
                                                 -----------   -----------   -----------  -----------  -----------     -----------
END OF PERIOD ................................   $66,387,039  $ 60,112,613  $287,836,921 $234,951,703 $567,805,620    $531,656,456
                                                 ===========  ============  ============ ============ ============    ============

-----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            GLOBAL TECHNOLOGY                 INTERNATIONAL
                                                                   FUND                        GROWTH  FUND
                                                       --------------------------    -----------------------------
                                                         SIX  MONTHS        YEAR         SIX MONTHS          YEAR
                                                             ENDED          ENDED           ENDED            ENDED
                                                           4/30/00        10/31/99         4/30/00         10/31/99
                                                        ------------     ----------     ------------      ----------
OPERATIONS:

Net investment loss ................................. $  (13,949,727)  $  (12,616,319)  $   (655,370)  $     (420,548)
Net realized gain (loss) on investments .............    447,247,194      269,638,673     (4,054,916)      18,750,675
Net realized loss from foreign
  currency transactions .............................        (82,100)      (7,781,701)    (3,555,429)      (1,640,773)
Net change in unrealized appreciation/
  depreciation of investments .......................    319,147,023      334,825,238     (1,439,085)       3,395,811
Net change in unrealized appreciation/
  depreciation on translation of assets and
  liabilities denominated in foreign currencies
  and forward currency contracts ....................    (21,064,974)       6,046,102     (3,132,023)      (1,966,628)
                                                      --------------   --------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...    731,297,416      590,111,993    (12,836,823)      18,118,537
                                                      --------------   --------------   ------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...........................................    (83,189,913)      (5,913,696)    (3,602,486)              --
  Class B ...........................................    (13,553,097)        (770,289)      (977,132)              --
  Class C ...........................................     (1,048,141)              --       (155,145)              --
  Class D ...........................................    (33,339,071)      (2,409,219)    (2,948,859)              --
                                                      --------------   --------------   ------------   --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...........   (131,130,222)      (9,093,204)    (7,683,622)              --
                                                      --------------   --------------   ------------   --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..................     398,162,152       88,529,376     31,126,983       26,062,825
Exchanged from associated Funds ....................     402,856,415      819,082,576    138,791,376      158,151,659
Value of shares issued in payment of
  gain distributions ...............................     120,715,986        8,515,941      6,785,873               --
                                                      --------------   --------------   ------------   --------------
Total ..............................................     921,734,553      916,127,893    176,704,232      184,214,484
                                                      --------------   --------------   ------------   --------------
Cost of shares repurchased .........................    (112,694,637)    (197,005,648)   (17,080,869)     (46,029,706)
Exchanged into associated Funds ....................    (337,931,328)    (797,857,732)  (144,225,731)    (154,458,776)
                                                      --------------   --------------   ------------   --------------
Total ..............................................    (450,625,965)    (994,863,380)  (161,306,600)    (200,488,482)
                                                      --------------   --------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .......................     471,108,588      (78,735,487)    15,397,632      (16,273,998)
                                                      --------------   --------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS ..................   1,071,275,782      502,283,302     (5,122,813)       1,844,539

NET ASSETS:
Beginning of period ................................   1,220,841,768      718,558,466     93,285,871       91,441,332
                                                      --------------   --------------   ------------   --------------
END OF PERIOD ......................................  $2,292,117,550   $1,220,841,768   $ 88,163,058   $   93,285,871
                                                      ==============   ==============   ============   ==============

--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Emerging Markets Fund (the "Emerging Markets Fund"), Seligman Global Growth Fund (the "Global Growth Fund"), Seligman Global Smaller Companies Fund (the "Global Smaller Companies Fund"), Seligman Global Technology Fund (the "Global Technology Fund"), and Seligman International Growth Fund (the "International Growth Fund"). Each Fund of the Series offers four classes of shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Series began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

NOTES TO FINANCIAL STATEMENTS

c. FORWARD CURRENCY CONTRACTS -- The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended April 30, 2000, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any Fund of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000, were as follows:

       FUND                     PURCHASES          SALES
------------------            -------------    -------------
Emerging Markets Fund        $   73,965,925  $   77,689,165
Global Growth Fund               91,046,003      95,130,418
Global Smaller
   Companies Fund               235,873,949     320,175,215
Global Technology Fund        1,260,048,720   1,105,350,554
International Growth Fund       131,838,179     121,520,008

  At April 30, 2000, each Fund's cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:

                                  TOTAL            TOTAL
                               UNREALIZED       UNREALIZED
       FUND                   APPRECIATION     DEPRECIATION
------------------           --------------    -------------
Emerging Markets Fund         $   9,371,813     $ 8,627,928
Global Growth Fund               89,832,333      12,123,401
Global Smaller
   Companies Fund               170,450,452      50,023,461
Global Technology Fund          797,660,903      98,229,066
International Growth Fund        15,040,776       4,478,572

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund's average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund's average daily net assets, 1.15% of the next $1 billion of the Fund's average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund's average daily net assets, 0.95% of the next $2 billion of the Fund's

NOTES TO FINANCIAL STATEMENTS

average daily net assets, and 0.90% of the Fund's average daily net assets in excess of $4 billion. The annual management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund's average daily net assets, 0.95% of the next $1 billion of the Fund's average daily net assets, and 0.90% of the Fund's daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

   Effective July 1, 1998, Henderson Investment Management Limited (the "Subadviser"), became subadviser to theSeries, responsible for furnishing investment advice, research, and assistance with respect to the Series' international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Fund at a rate equal to a percentage of the average monthly assets under the Subadviser's supervision. The subadvisory fee rate percentage is 0.90% per annum through June 30, 1999, 0.70% per annum from July 1, 1999, through June 30, 2000, and 0.50% per annum thereafter. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

   On January 21, 2000, pursuant to authorization from the Series' Board of Directors, the Manager gave notice to the Subadviser of its termination, effective as of close of business on March 31, 2000, of the subadvisory agreement between the Manager and the Subadviser in respect of each Fund, except the Global Smaller Companies Fund. During the notice period, the Subadviser continued to provide the Series with investment advice, research and assistance with respect to its international investments, subject to the Manager's overall supervision. Following the close of business on March 31, 2000, the Manager assumed full responsibility for the Series' investments. However, the Subadviser continues to act as subadviser with respect to Global Smaller Companies Fund's international investments.

   Compensation of all officers of the Series, all directors of the Series who are employees or consultants of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                               DISTRIBUTOR         DEALER
      FUND                     CONCESSIONS      COMMISSIONS
--------------------------   ---------------  ---------------

Emerging Markets Fund           $  3,683       $   34,000
Global Growth Fund                15,782          188,967
Global Smaller
   Companies Fund                 13,915          118,874
Global Technology Fund           423,117        4,167,708
International Growth Fund         11,643          102,211

   Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the six months ended April 30, 2000, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $49,994, $173,002, $292,397, $1,502,763, and $53,836, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

   Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

NOTES TO FINANCIAL STATEMENTS

       FUND                  CLASS B      CLASS C     CLASS D
-----------------------   ------------ -----------  -----------
Emerging Markets Fund       $   95,687 $    3,317   $   74,797
Global Growth Fund             220,034     21,131      461,717
Global Smaller
   Companies Fund              879,388      5,717      904,060
Global Technology Fund       1,157,057    249,639    2,271,431
International
   Growth Fund                  70,619     10,033      176,963

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2000, such charges were as follows:

       FUND                               AMOUNT
-----------------------                -------------
Emerging Markets Fund                     $ 2,344
Global Growth Fund                          8,604
Global Smaller Companies Fund              10,163
Global Technology Fund                     58,053
International Growth Fund                   2,683

   The Distributor has sold to the Purchaser its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the six months ended April 30, 2000, were as follows:

       FUND                              AMOUNT
---------------------------           -------------
Emerging Markets Fund                    $ 1,674
Global Growth Fund                         9,055
Global Smaller Companies Fund              5,465
Global Technology Fund                   147,390
International Growth Fund                 11,871

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                    DISTRIBUTION
       FUND                        COMMISSIONS    AND SERVICE FEES
------------------------         -------------    ---------------
Emerging Markets Fund               $ 1,242          $ 4,679
Global Growth Fund                    2,106            7,375
Global Smaller
   Companies Fund                     3,646           16,230
Global Technology Fund               67,409           98,989
International Growth Fund               699            9,989


   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

       FUND                              AMOUNT
---------------------------           -------------
Emerging Markets Fund                  $  176,220
Global Growth Fund                        338,576
Global Smaller Companies Fund             813,512
Global Technology Fund                  1,863,555
International Growth Fund                 163,639

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at April 30, 2000, are included in other liabilities, as follows:

       FUND                               AMOUNT
-----------------------                 -----------
Emerging Markets Fund                     $ 3,052
Global Growth Fund                          5,217
Global Smaller Companies Fund              16,668
Global Technology Fund                     12,566
International Growth Fund                  14,500

5. COMMITTED LINE OF CREDIT -- The Series is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the six months ended April 30, 2000, the Series did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD
-- At October 31, 1999, the Emerging Markets Growth Fund had a net capital loss carryforward for federal income tax purposes of $18,873,104, which is available for offset against future taxable net capital gains, expiring in various amounts through 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK SHARE TRANSACTIONS-- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At April 30, 2000, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

                                            CLASS A                                                   CLASS B
                    -------------------------------------------------------   ------------------------------------------------------
                           SIX MONTHS                     YEAR                       SIX MONTHS                      YEAR
                              ENDED                       ENDED                         ENDED                        ENDED
                             4/30/00                     10/31/99                      4/30/00                      10/31/99
                    --------------------------  ---------------------------   ------------------------   ---------------------------
                      SHARES          AMOUNT       SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                    --------------------------  ---------------------------   ------------------------   ---------------------------
EMERGING MARKETS
  FUND
Sales of shares ...   1,382,136   $ 12,503,302    1,788,524   $  11,315,812      155,711   $  1,293,158      291,985   $  1,783,007
Exchanged from
  associated
  Funds ...........   5,262,819     44,615,367   15,826,581      98,080,245       84,595        706,688      287,417      1,788,707
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Shares issued in
  payment of gain
  distributions ...          --             --           --              --           --             --           --             --
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............   6,644,955     57,118,669   17,615,105     109,396,057      240,306      1,999,846      579,402      3,571,714
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Shares repurchased   (1,279,330)   (11,132,367)  (1,793,682)    (10,963,262)    (307,451)    (2,511,494)    (679,988)    (3,959,970)
Exchanged into
  associated
  Funds ...........  (5,500,025)   (47,182,833) (15,902,253)    (98,730,263)    (155,054)    (1,233,609)    (575,603)    (3,297,865)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............  (6,779,355)   (58,315,200) (17,695,935)   (109,693,525)    (462,505)    (3,745,103)  (1,255,591)    (7,257,835)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Increase
  (decrease) ......    (134,400)  $ (1,196,531)     (80,830)  $    (297,468)    (222,199)  $ (1,745,257)    (676,189)  $ (3,686,121)
                    ===========   ============   ==========   =============   ==========   ============   ==========   ============
GLOBAL GROWTH FUND
Sales of shares ...   1,114,254   $ 15,253,285      682,316   $   7,944,287      453,228   $  6,241,404      430,329   $  4,851,143
Exchanged from
  associated
  Funds ...........   7,487,546    104,438,029   12,811,882     153,308,328      471,114      6,420,025      714,028      8,054,113
Shares issued in
  payment of gain
  distributions ...     526,208      6,730,206           --              --      237,901      2,940,457           --             --
                     -----------   ------------   ----------  --------------   ----------   ------------   ----------   ------------
Total .............   9,128,008    126,421,520   13,494,198     161,252,615    1,162,243     15,601,886    1,144,357     12,905,256
                     -----------   ------------   ----------  --------------   ----------   ------------   ----------   ------------
Shares
  repurchased .....    (817,320)   (11,583,575)  (1,875,950)    (21,521,211)    (240,729)    (3,276,040)    (402,972)    (4,522,407)
Exchanged into
  associated
  Funds ...........  (7,782,171)  (109,506,128) (12,392,854)   (148,413,073)    (181,324)    (2,455,890)    (240,605)    (2,680,259)
                     -----------   ------------   ----------  --------------   ----------   ------------   ----------   ------------
Total .............  (8,599,491)  (121,089,703) (14,268,804)   (169,934,284)    (422,053)    (5,731,930)    (643,577)    (7,202,666)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Increase
  (decrease) ......     528,517   $  5,331,817     (774,606)  $  (8,681,669)     740,190   $  9,869,956      500,780   $  5,702,590
                    ===========   ============   ==========   =============   ==========   ============   ==========   ============
GLOBAL SMALLER
  COMPANIES FUND
Sales of shares ...   1,433,427   $ 28,307,275    4,097,558   $  60,446,431      206,361   $  3,744,857      591,284   $  8,320,638
Exchanged from
  associated
  Funds ...........   7,406,190    142,889,987   17,736,257     263,967,167      119,026      2,130,292      164,183      2,327,792
Shares issued in
  payment of gain
  distributions ...          --             --           --              --           --             --           --             --
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............   8,839,617    171,197,262   21,833,815     324,413,598      325,387      5,875,149      755,467     10,648,430
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Shares
  repurchased .....  (2,348,730)   (44,411,456) (15,435,423)   (225,980,538)    (820,004)   (14,487,679)  (3,859,797)   (54,184,728)
Exchanged into
  associated
  Funds ...........  (8,155,889)  (158,300,587) (19,389,717)   (288,930,398)    (559,980)    (9,686,732)  (2,999,217)   (41,987,319)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total ............. (10,504,619)  (202,712,043) (34,825,140)   (514,910,936)  (1,379,984)   (24,174,411)  (6,859,014)   (96,172,047)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Increase
  (decrease) ......  (1,665,002)  $(31,514,781) (12,991,325)  $(190,497,338)  (1,054,597)  $(18,299,262)  (6,103,547)  $(85,523,617)
                    ===========   ============   ==========   =============   ==========   ============   ==========   ============
GLOBAL TECHNOLOGY
 FUND
Sales of shares ...   4,971,756   $157,568,058    3,184,382   $  56,762,392    3,287,508   $ 99,008,909      707,359   $ 12,567,982
Exchanged from
  associated
  Funds ...........   9,743,494    293,470,788   37,258,549     675,984,238    1,481,531     43,882,007      951,950     17,651,426
Shares issued in
  payment of gain
  distributions ...   3,033,963     76,668,327      415,346       5,536,574      522,610     12,516,485       55,812        713,832
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............  17,749,213    527,707,173   40,858,277     738,283,204    5,291,649    155,407,401    1,715,121     30,933,240
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------

Shares
  repurchased .....  (2,328,483)   (73,599,890)  (8,111,852)   (135,139,485)    (341,268)   (10,085,371)    (655,573)   (10,578,118)
Exchanged into
  associated
  Funds ...........  (9,230,265)  (275,861,251) (36,851,427)   (668,550,354)    (445,938)   (13,254,802)    (635,591)   (11,450,742)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total ............. (11,558,748)  (349,461,141) (44,963,279)   (803,689,839)    (787,206)   (23,340,173)  (1,291,164)   (22,028,860)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Increase
  (decrease) ......   6,190,465   $178,246,032   (4,105,002)  $ (65,406,635)   4,504,443   $132,067,228      423,957   $  8,904,380
                    ===========   ============   ==========   =============   ==========   ============   ==========   ============
INTERNATIONAL
 GROWTH FUND
Sales of shares ...     904,737   $ 19,350,324    1,095,319   $  21,487,420      389,280   $  7,968,714       56,286   $  1,060,206
Exchanged from
  associated
  Funds ...........   4,356,641     90,483,554    5,901,838     116,917,047      643,388     12,665,609      149,372      2,879,236
Shares issued in
  payment of gain
  distributions ...     150,378      3,130,866           --              --       44,198        866,727           --             --
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............   5,411,756    112,964,744    6,997,157     138,404,467    1,076,866     21,501,050      205,658      3,939,442
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Shares
  repurchased .....    (578,192)   (12,273,026)  (1,742,828)    (34,371,872)     (52,558)    (1,061,017)     (77,779)    (1,458,196)
Exchanged into
  associated
  Funds ...........  (4,561,359)   (96,356,064)  (5,654,851)   (112,527,431)    (572,892)   (11,439,523)    (146,265)    (2,815,381)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Total .............  (5,139,551)  (108,629,090)  (7,397,679)   (146,899,303)    (625,450)   (12,500,540)    (224,044)    (4,273,577)
                    -----------   ------------   ----------   -------------   ----------   ------------   ----------   ------------
Increase
  (decrease) ......     272,205   $  4,335,654     (400,522)  $  (8,494,836)     451,416   $  9,000,510      (18,386)  $   (334,135)
                    ===========   ============   ==========   =============   ==========   ============   ==========   ============

* Commencement of offering of shares.

                       CLASS C                                                 CLASS D
   --------------------------------------------------    ------------------------------------------------------
        SIX MONTHS                  5/27/99*                 SIX MONTHS                    YEAR
           ENDED                       TO                       ENDED                      ENDED
          4/30/00                   10/31/99                   4/30/00                    10/31/99
    -------------------------   ----------------------    -------------------------    --------------------------
     SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
   ----------   ------------    --------   ----------    ---------    ------------    ----------    ------------


    82,753   $    688,255      48,936   $  329,559       64,203    $    529,396       189,017    $  1,112,498


   205,080      1,751,827         622        4,099      230,125       1,946,225     1,035,202       6,491,030
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------


        --             --          --           --           --              --            --              --
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
   287,833      2,440,082      49,558      333,658      294,328       2,475,621     1,224,219       7,603,528
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
    (2,744)       (25,430)       (741)      (4,763)    (246,682)     (1,985,773)     (861,334)     (5,073,352)


  (192,754)    (1,679,832)     (1,781)     (12,003)    (312,547)     (2,581,077)   (1,076,101)     (6,467,288)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
  (195,498)    (1,705,262)     (2,522)     (16,766)    (559,229)     (4,566,850)   (1,937,435)    (11,540,640)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

    92,335   $    734,820      47,036   $  316,892     (264,901)   $ (2,091,229)     (713,216)   $ (3,937,112)
==========   ============    ========   ==========    =========    ============    ==========    ============

   504,094   $  6,922,000      86,106   $1,044,976      506,618    $  6,926,192       391,034    $  4,418,456


    46,454        609,366       7,690       93,772      650,221       8,750,974     2,104,467      24,335,358


    10,350        127,927          --           --      534,271       6,603,588            --              --
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
   560,898      7,659,293      93,796    1,138,748    1,691,110      22,280,754     2,495,501      28,753,814
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

   (17,133)      (243,303)     (2,027)     (25,162)    (477,050)     (6,496,760)   (1,431,799)    (16,000,546)


   (40,885)      (552,988)     (7,911)     (95,887)    (316,575)     (4,331,709)   (1,697,515)    (19,863,990)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
   (58,018)      (796,291)     (9,938)    (121,049)    (793,625)    (10,828,469)   (3,129,314)    (35,864,536)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

   502,880   $  6,863,002      83,858   $1,017,699      897,485    $ 11,452,285      (633,813)   $ (7,110,722)
==========   ============    ========   ==========    =========    ============    ==========    ============


    80,845   $  1,548,327      23,769   $  351,320      160,261    $  2,911,488       702,458    $  9,864,284


   165,596      3,166,978         585        8,677      693,399      11,900,169     2,871,054      42,274,335


        --              --          --           --           --              --            --              --
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
   246,441      4,715,305      24,354      359,997      853,660      14,811,657     3,573,512      52,138,619
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

      (755)       (14,970)         --           --   (1,617,672)    (29,019,935)   (7,990,822)   (112,044,606)


  (146,005)    (2,846,807)         --          (13)    (726,754)    (12,370,371)   (4,975,302)    (71,664,489)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
  (146,760)    (2,861,777)         --          (13)  (2,344,426)    (41,390,306)  (12,966,124)   (183,709,095)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

    99,681   $  1,853,528      24,354   $  359,984   (1,490,766)   $(26,578,649)   (9,392,612)  $(131,570,476)
==========   ============    ========   ==========    =========    ============    ==========    ============


 2,967,018   $ 90,411,572     265,564   $5,290,956    1,713,063    $ 51,173,613       765,037    $ 13,908,046


   493,995     13,382,268      75,526    1,571,820    1,828,401      52,121,352     7,181,387     123,875,092


    38,339        916,691          --           --    1,280,405      30,614,483       177,411       2,265,535
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
 3,499,352    104,710,531     341,090    6,862,776    4,821,869     133,909,448     8,123,835     140,048,673
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

  (119,800)    (3,641,502)     (4,399)     (93,792)    (854,215)    (25,367,874)   (3,165,981)    (51,194,253)


  (519,024)   (13,993,616)    (49,780)  (1,034,090)  (1,256,426)    (34,821,659)   (6,798,661)   (116,822,546)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
  (638,824)   (17,635,118)    (54,179)  (1,127,882)  (2,110,641)    (60,189,533)   (9,964,642)   (168,016,799)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

 2,860,528   $ 87,075,413     286,911   $5,734,894    2,711,228    $ 73,719,915    (1,840,807)   $(27,968,126)
==========   ============    ========   ==========    =========    ============    ==========    ============


   131,454   $  2,568,601      36,976   $  720,589       62,650    $  1,239,344       151,706    $  2,794,610


 1,025,182     19,967,135     198,356    3,936,723      789,493      15,675,078     1,827,402      34,418,653


     6,010        117,799          --           --      136,249       2,670,481            --              --
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
 1,162,646     22,653,535     235,332    4,657,312      988,392      19,584,903     1,979,108      37,213,263
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

    (1,793)       (31,571)        (62)      (1,235)    (185,795)     (3,715,255)     (543,071)    (10,198,403)


(1,020,390)   (20,373,119)   (168,261)  (3,350,346)    (801,300)    (16,057,025)   (1,892,078)    (35,765,618)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------
(1,022,183)   (20,404,690)   (168,323)  (3,351,581)    (987,095)    (19,772,280)   (2,435,149)    (45,964,021)
----------   ------------    --------   ----------    ---------    ------------    ----------    ------------

   140,463   $  2,248,845      67,009   $1,305,731        1,297    $   (187,377)     (456,041)   $ (8,750,758)
==========   ============    ========   ==========    =========    ============    ==========    ============


Notes to Financial Statements

8. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At April 30, 2000, the Series had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                               UNREALIZED
                                               FOREIGN         IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                                      CURRENCY          FOR US $          DATE        VALUE US $     (DEPRECIATION)
------------                                ------------     ---------------  -------------  ------------   -----------------
GLOBAL GROWTH FUND
Purchases:
Canadian dollars                             4,852,535         3,282,821          5/2/00      3,276,526           $ (6,295)
Danish kroner                               14,651,047         1,792,177          5/2/00      1,788,087             (4,090)
Swiss francs                                 4,468,503         2,597,665          5/3/00      2,594,196             (3,469)
                                                                                                                  --------
                                                                                                                  $(13,854)
                                                                                                                  ========
Sales:
Euro's                                       6,482,520         5,886,776          5/2/00      5,894,555           $ (7,779)
Euro's                                       7,626,489         6,925,615          5/3/00      6,934,767             (9,152)
                                                                                                                  --------
                                                                                                                  $(16,931)
                                                                                                                  ========

GLOBAL SMALLER COMPANIES FUND
Sales:
Hong Kong dollars                           10,193,632         1,308,721          5/2/00      1,308,688           $     33
Euro's                                         622,070           567,701          5/3/00       565,648               2,053
                                                                                                                  --------
                                                                                                                  $  2,086
                                                                                                                  ========

GLOBAL TECHNOLOGY FUND
Sales:
British pounds                              12,376,877        19,252,232          5/2/00     19,237,986           $ 14,246
Japanese yen                             1,323,324,561        12,228,096          5/2/00     12,249,603            (21,507)
                                                                                                                  --------
                                                                                                                  $ (7,261)
                                                                                                                  ========
INTERNATIONAL GROWTH FUND
Purchases:
British pounds                                 875,594         1,361,987          5/2/00     1,360,979            $ (1,008)
Euro's                                         599,501           556,037          5/2/00        545,126            (10,911)
                                                                                                                  --------
                                                                                                                  $(11,919)
                                                                                                                  ========
Sales:
British pounds                                 610,412           962,009          5/2/00        948,793           $ 13,216
Swedish kronor                               1,306,628           148,085          5/2/00        146,129              1,956
                                                                                                                  --------
                                                                                                                  $ 15,172
                                                                                                                  ========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five-and-one-half years or from its inception if less than five-and-one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund

                                                                         CLASS A
                                                -----------------------------------------------------------
                                                SIX MONTHS                                       5/28/96***
                                                   ENDED         YEAR ENDED OCTOBER 31,            TO
                                                ----------    -----------------------------     -------
                                                  4/30/00     1999         1998       1997      10/31/96
                                                  ------      ------      ------     ------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $6.69       $5.18       $7.34      $6.78       $7.14
                                                  ------      ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.04)      (0.07)      (0.01)     (0.05)      (0.02)
Net realized and unrealized gain (loss)
  on investments ...............................    1.34        1.87       (2.00)      1.05       (0.25)
Net realized and unrealized loss
  from foreign currency transactions ...........   (0.13)      (0.29)      (0.15)     (0.44)      (0.09)
                                                  ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............    1.17        1.51       (2.16)      0.56       (0.36)
                                                  ------      ------      ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income ...........      --          --          --         --          --
Distributions from net realized capital gain ...      --          --          --         --          --
                                                  ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ............................      --          --          --         --          --
                                                  ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................   $7.86       $6.69       $5.18      $7.34       $6.78
                                                  ======      ======      ======     ======      ======

TOTAL RETURN:                                      17.49%      29.15%    (29.43)%      8.26%     (5.04)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) .......  $35,139     $30,822     $24,294    $44,061     $19,864
Ratio of expenses to average net assets ........    2.38%+      2.58%       2.22%      2.27%       2.22%+
Ratio of net loss to average net assets ........  (0.95)%+    (1.11)%     (0.12)%    (0.56)%     (0.69)%+
Portfolio turnover rate ........................  105.18%     136.94%      94.09%     84.09%      12.24%
Without management fee waiver:**
Ratio of expenses to average net assets ........                                                   3.02%+
Ratio of net loss to average net assets ........                                                 (1.49)%+

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

                                                                         CLASS B                              CLASS C
                                                     ------------------------------------------   ------------------------------
                                                     SIX MONTHS
                                                       ENDED          YEAR ENDED OCTOBER 31,      5/28/96*** SIX MONTHS  5/27/99*
                                                     ----------   -----------------------------      TO        ENDED       TO
                                                      4/30/00       1999       1998       1997    10/31/96    4/30/00   10/31/99
                                                     ----------   -------    -------    -------   --------    -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $6.52       $5.09      $7.27      $6.76      $7.14      $6.52     $6.14
                                                      -------     -------    -------    -------    -------     ------     -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................   (0.07)      (0.11)     (0.06)     (0.11)     (0.04)     (0.07)    (0.07)
Net realized and unrealized gain (loss)
  on investments ....................................    1.31        1.83      (1.97)      1.06      (0.25)      1.31      0.48
Net realized and unrealized loss
  from foreign currency transactions ................   (0.13)      (0.29)     (0.15)     (0.44)     (0.09)     (0.13)    (0.03)
                                                      -------     -------    -------    -------    -------     ------     -----
TOTAL FROM INVESTMENT OPERATIONS ....................    1.11        1.43      (2.18)      0.51      (0.38)      1.11      0.38
                                                      -------     -------    -------    -------    -------     ------     -----

LESS DISTRIBUTIONS:
Dividends from net investment income ................      --          --         --         --         --         --        --
Distributions from net realized capital gain ........      --          --         --         --         --         --        --
                                                      -------     -------    -------    -------    -------     ------     -----
TOTAL DISTRIBUTIONS .................................      --          --         --         --         --         --        --
                                                      -------     -------    -------    -------    -------     ------     -----
NET ASSET VALUE, END OF PERIOD ......................   $7.63       $6.52      $5.09      $7.27      $6.76      $7.63     $6.52
                                                      =======     =======    =======    =======    =======     ======     =====
TOTAL RETURN:                                           17.02%      28.10%   (29.99)%      7.54%    (5.32)%     17.02%    6.19%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............  $17,176     $16,129    $16,031    $28,819    $10,541     $1,063     $307
Ratio of expenses to average net assets .............    3.13%+      3.33%      2.99%      3.04%      3.00%+     3.13%+   3.37%+
Ratio of net loss to average net assets .............  (1.70)%+    (1.86)%    (0.89)%    (1.33)%    (1.47)%+   (1.70)%  (2.05)%+
Portfolio turnover rate .............................  105.18%     136.94%     94.09%     84.09%     12.24%      105.1  136.94%+++
Without management fee waiver:**
Ratio of expenses to average net assets                                                               3.80%+
Ratio of net loss to average net assets                                                             (2.27)%+

                                                                              CLASS D
                                                      --------------------------------------------------------
                                                      SIX MONTHS                                    5/28/96***
                                                        ENDED          YEAR ENDED OCTOBER 31,         TO
                                                       -------     -----------------------------   --------
                                                       4/30/00       1999       1998       1997    10/31/96
                                                       -------     -------    -------    -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $6.52       $5.09      $7.27      $6.76      $7.14
                                                       -------     -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.07)      (0.11)     (0.06)     (0.11)     (0.04)
Net realized and unrealized gain (loss)
  on investments ....................................     1.31        1.83      (1.97)      1.06      (0.25)
Net realized and unrealized loss
  from foreign currency transactions ................    (0.13)      (0.29)     (0.15)     (0.44)     (0.09)
                                                       -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ....................     1.11        1.43      (2.18)      0.51      (0.38)
                                                       -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --          --         --         --         --
Distributions from net realized capital gain ........       --          --         --         --         --
                                                       -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS .................................       --          --         --         --         --
                                                       -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ......................    $7.63       $6.52      $5.09      $7.27      $6.76
                                                       =======     =======    =======    =======    =======
TOTAL RETURN:                                            17.02%      28.10%    (29.99)%     7.54%    (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............   $13,008     $12,854    $13,667    $31,259   $13,664
Ratio of expenses to average net assets .............     3.13%+      3.33%      2.99%      3.04%      3.00%+
Ratio of net loss to average net assets .............   (1.70)%+    (1.86)%    (0.89)%    (1.33)%    (1.47)%+
Portfolio turnover rate .............................   105.18%     136.94%     94.09%     84.09%     12.24%
Without management fee waiver:**
Ratio of expenses to average net assets                                                                3.80%+
Ratio of net loss to average net assets                                                              (2.27)%+

----------
See footnotes on page 76.

                                       70



FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND

                                                                              CLASS A
                                                      ------------------------------------------------------
                                                      SIX MONTHS                                  11/1/95***
                                                        ENDED          YEAR ENDED OCTOBER 31,         TO
                                                       -------     -----------------------------   --------
                                                       4/30/00       1999       1998       1997    10/31/96
                                              -------     -------    -------    -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $12.86       $9.62      $9.20      $8.08      $7.14
                                                       -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.06)      (0.07)     (0.05)     (0.05)     (0.03)
Net realized and unrealized gain
  on investments ....................................     2.65        3.51       0.81       1.47       1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (0.44)      (0.20)      0.08      (0.30)     (0.15)
                                                       -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ....................     2.15        3.24       0.84       1.12       0.94
                                                       -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --          --         --         --         --
Distributions from net realized capital gain ........    (1.17)         --      (0.42)        --         --
                                                       -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS .................................    (1.17)         --      (0.42)        --         --
                                                       -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ......................   $13.84      $12.86      $9.62      $9.20      $8.08
                                                       =======     =======    =======    =======    =======
TOTAL RETURN:                                            17.47%      33.68%      9.52%     13.86%     13.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............ $137,416    $120,946    $97,947   $109,060   $107,509
Ratio of expenses to average net assets .............     1.66%+      1.69%      1.68%      1.69%      1.91%
Ratio of net loss to average net assets .............   (0.82)%+    (0.54)%    (0.48)%    (0.59)%    (0.53)%
Portfolio turnover rate .............................    35.32%      65.16%     45.43%     79.32%     31.44%

                                                                         CLASS B                               CLASS C
                                                     -------------------------------------------   -------------------------------
                                                     SIX MONTHS                                   4/22/96*  SIX MONTHS   5/27/99*
                                                        ENDED         YEAR ENDED OCTOBER 31,         TO        ENDED        TO
                                                       -------    -----------------------------   --------    -------    --------
                                                       4/30/00      1999       1998       1997    10/31/96    4/30/00    10/31/99
                                                       -------    -------    -------    -------   --------    -------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $12.47      $9.40      $9.06      $8.02     $8.04      $12.47     $10.99
                                                       -------    -------    -------    -------    ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.10)     (0.14)     (0.12)     (0.12)    (0.04)      (0.10)     (0.07)
Net realized and unrealized gain
  on investments ....................................     2.57       3.41       0.80       1.46      0.06        2.58       1.43
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (0.44)     (0.20)      0.08      (0.30)    (0.04)      (0.44)      0.12
                                                       -------    -------    -------    -------    ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................     2.03       3.07       0.76       1.04     (0.02)       2.04       1.48
                                                       -------    -------    -------    -------    ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income  ...............       --         --         --         --        --          --         --
Distributions from net realized capital gain  .......    (1.17)        --         --      (0.42)       --          --      (1.17)
                                                       -------    -------    -------    -------    ------      ------     ------
TOTAL DISTRIBUTIONS  ................................    (1.17)        --      (0.42)        --        --       (1.17)        --
                                                       -------    -------    -------    -------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD ......................   $13.33     $12.47      $9.40      $9.06     $8.02      $13.34     $12.47
                                                       =======    =======    =======    =======    ======      ======     ======
TOTAL RETURN:                                            17.02%     32.66%      8.76%     12.97%   (0.25)%      17.11%     13.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............   $47,647    $35,344    $21,930    $19,311    $9,257      $7,824     $1,046
Ratio of expenses to average net assets .............     2.41%+     2.44%      2.44%      2.45%     2.53%+      2.41%+     2.43%+
Ratio of net loss to average net assets .............   (1.57)%+   (1.29)%    (1.24)%    (1.35)%   (1.13)%+    (1.57)%+   (1.18)%+
Portfolio turnover rate .............................    35.32%     65.16%     45.43%     79.32%    31.44%++    35.32%     65.16%+++

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

                                                                              CLASS D
                                                     -------------------------------------------------------
                                                     SIX MONTHS                                   11/1/95***
                                                        ENDED          YEAR ENDED OCTOBER 31,         TO
                                                       -------     -----------------------------   --------
                                                       4/30/00       1999       1998       1997    10/31/96
                                                       -------     -------    -------    -------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $12.47       $9.40      $9.06      $8.02      $7.14
                                                       -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.10)      (0.14)     (0.12)     (0.12)     (0.09)
Net realized and unrealized gain
  on investments ....................................     2.58        3.41       0.80       1.46       1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (0.44)      (0.20)      0.08      (0.30)     (0.15)
                                                       -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ....................     2.04        3.07       0.76       1.04       0.88
                                                       -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --          --         --         --         --
Distributions from net realized capital gain ........    (1.17)         --      (0.42)        --         --
                                                       -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS .................................    (1.17)         --      (0.42)        --         --
                                                       -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ......................   $13.34      $12.47      $9.40      $9.06      $8.02
                                                       =======     =======    =======    =======    =======
TOTAL RETURN:                                            17.11%      32.66%      8.76%     12.97%     12.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............   $94,950     $77,616    $64,443    $64,300    $53,540
Ratio of expenses to average net assets .............     2.41%+      2.44%      2.44%      2.45%      2.67%
Ratio of net loss to average net assets .............   (1.57)%+    (1.29)%    (1.24)%    (1.35)%    (1.25)%
Portfolio turnover rate .............................    35.32%      65.16%     45.43%     79.32%     31.44%


GLOBAL SMALLER COMPANIES FUND

                                                                                         CLASS A
                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED OCTOBER 31,
                                                         ENDED        ------------------------------------------------------------
                                                        4/30/00         1999         1998         1997         1996         1995
                                                      ----------      --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $15.74        $14.11       $15.62       $15.14       $13.90       $11.93
                                                        --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................      (0.10)        (0.10)       (0.07)          --           --        (0.02)
Net realized and unrealized gain (loss)
  on investments ....................................       3.86          1.94        (0.85)        1.61         2.38         2.24
Net realized and unrealized gain (loss)
  from foreign currency transactions ................      (0.40)        (0.21)        0.04        (0.40)       (0.18)        0.08
                                                        --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ....................       3.36          1.63        (0.88)        1.21         2.20         2.30
                                                        --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................         --            --           --           --           --           --
Distributions from net realized
  capital gain ......................................         --            --        (0.63)       (0.73)       (0.96)       (0.33)
                                                        --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS .................................         --            --        (0.63)       (0.73)       (0.96)       (0.33)
                                                        --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ......................     $19.10        $15.74       $14.11       $15.62       $15.14       $13.90
                                                        ========      ========     ========     ========     ========     ========
TOTAL RETURN:                                              21.35%        11.55%      (5.82)%        8.28%       16.95%       20.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted .............    $227,539      $213,729     $374,890     $434,397     $350,359     $102,479
Ratio of expenses to average net assets .............       1.66%+        1.72%        1.65%        1.67%        1.75%        1.83%
Ratio of net income (loss) to average
  net assets ........................................     (1.04)%+      (0.69)%      (0.45)%        0.02%        0.01%      (0.20)%
Portfolio turnover rate .............................      41.23%        61.31%       50.81%       57.24%       45.38%       63.05%

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

                                                                         CLASS B                               CLASS C
                                                     ------------------------------------------   -------------------------------
                                                     SIX MONTHS                                   4/22/96*  SIX MONTHS   5/27/99*
                                                        ENDED         YEAR ENDED OCTOBER 31,         TO        ENDED        TO
                                                     ----------   -----------------------------   --------  ----------   --------
                                                       4/30/00      1999       1998       1997    10/31/96    4/30/00    10/31/99
                                                       -------    -------    -------    -------   --------    -------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $14.90     $13.46     $15.04     $14.72    $14.44      $14.91     $13.86
                                                       -------    -------    -------    -------    ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.16)     (0.20)     (0.18)     (0.11)    (0.06)      (0.16)     (0.06)
Net realized and unrealized gain (loss)
  on investments ....................................     3.67       1.85      (0.81)      1.56      0.33        3.68       0.98
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (0.40)     (0.21)      0.04      (0.40)     0.01       (0.40)      0.13
                                                       -------    -------    -------    -------    ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................     3.11       1.44      (0.95)      1.05      0.28        3.12       1.05
                                                       -------    -------    -------    -------    ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --         --         --         --        --          --         --
Distributions from net realized capital gain ........       --         --      (0.63)     (0.73)       --          --         --
                                                       -------    -------    -------    -------    ------      ------     ------
TOTAL DISTRIBUTIONS .................................       --         --      (0.63)     (0.73)       --          --         --
                                                       -------    -------    -------    -------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD ......................   $18.01     $14.90     $13.46     $15.04    $14.72      $18.03     $14.91
                                                       =======    =======    =======    =======    ======      ======     ======
TOTAL RETURN:                                            20.87%     10.70%    (6.54)%      7.39%     1.94%      20.93%      7.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............  $168,781   $155,345   $222,496   $247,600   $103,968    $2,236       $363
Ratio of expenses to average net assets .............     2.41%+     2.47%      2.41%      2.43%     2.54%+      2.41%+     2.47%+
Ratio of net loss to average net assets .............   (1.79)%+   (1.44)%    (1.21)%    (0.74)%   (0.80)%+    (1.79)%+   (1.20)%+
Portfolio turnover rate .............................    41.23%     61.31%     50.81%     57.24%    45.38%++    41.23%     61.31%+++

                                                            SIX MONTHS                            CLASS D
                                                            ---------     --------------------------------------------------------
                                                              ENDED                        YEAR ENDED OCTOBER 31,
                                                             --------     --------------------------------------------------------
                                                             4/30/00        1999        1998        1997        1996        1995
                                                             --------     --------    --------    --------    --------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $14.91       $13.47      $15.05      $14.72      $13.63      $11.80
                                                             --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................................     (0.16)       (0.20)      (0.18)      (0.11)      (0.11)      (0.12)
Net realized and unrealized gain (loss)
  on investments ..........................................      3.68         1.85       (0.81)       1.57        2.34        2.20
Net realized and unrealized gain (loss)
  from foreign currency transactions ......................     (0.40)       (0.21)       0.04       (0.40)      (0.18)       0.08
                                                             --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ..........................      3.12         1.44       (0.95)       1.06        2.05        2.16
                                                             --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income  .....................        --           --          --          --          --          --
Distributions from net realized capital gain  .............        --           --       (0.63)      (0.73)      (0.96)      (0.33)
                                                             --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS  ......................................        --           --       (0.63)      (0.73)      (0.96)      (0.33)
                                                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ............................    $18.03       $14.91      $13.47      $15.05      $14.72      $13.63
                                                             ========     ========    ========    ========    ========    ========
TOTAL RETURN:                                                   20.93%       10.69%     (6.53)%       7.47%      16.14%      19.11%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..................   $169,249     $162,220    $272,992    $370,625    $285,477     $85,548
Ratio of expenses to average net assets ...................      2.41%+       2.47%       2.41%       2.43%       2.51%       2.61%
Ratio of net loss to average net assets ...................    (1.79)%+     (1.44)%     (1.21)%     (0.74)%     (0.75)%     (0.97)%
Portfolio turnover rate ...................................     41.23%       61.31%      50.81%      57.24%      45.38%      63.05%

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

                                                            SIX MONTHS                            CLASS A
                                                            ----------    --------------------------------------------------------
                                                              ENDED                        YEAR ENDED OCTOBER 31,
                                                            ----------    --------------------------------------------------------
                                                              4/30/00       1999        1998        1997        1996        1995
                                                             --------     --------    --------    --------    --------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $23.36       $12.48      $15.14      $11.31      $13.05       $8.37
                                                             --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................................     (0.18)       (0.19)      (0.14)      (0.16)      (0.08)      (0.10)
Net realized and unrealized gain (loss)
  on investments ..........................................     13.36        11.26        0.01        4.06       (0.92)       4.90
Net realized and unrealized gain (loss)
  from foreign currency transactions ......................     (0.28)       (0.03)       0.06       (0.07)       0.05       (0.05)
                                                             --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ..........................     12.90        11.04       (0.07)       3.83       (0.95)       4.75
                                                             --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --           --          --          --       (0.02)         --
Distributions from net realized capital gain ..............     (2.45)       (0.16)      (2.59)         --       (0.77)      (0.07)
                                                             --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS .......................................     (2.45)       (0.16)      (2.59)         --       (0.79)      (0.07)
                                                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ............................    $33.81       $23.36      $12.48      $15.14      $11.31      $13.05
                                                             ========     ========    ========    ========    ========    ========
TOTAL RETURN:                                                   58.75%       89.40%     (0.79)%      33.86%     (7.33)%     57.31%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .................. $1,360,107    $795,234     $475,951    $583,257    $499,858    $447,732
Ratio of expenses to average net assets ...................      1.53%+       1.59%       1.67%       1.67%       1.75%       1.91%
Ratio of net loss to average net assets ...................    (1.16)%      (1.10)%     (1.04)%     (1.10)%     (0.74)%     (0.89)%
Portfolio turnover rate ...................................     61.22%       91.12%      87.55%      94.06%      73.00%      87.42%

                                                                         CLASS B                              CLASS C
                                                      ------------------------------------------   ------------------------------
                                                      SIX MONTHS
                                                        ENDED          YEAR ENDED OCTOBER 31,      4/22/96*  SIX MONTHS  5/27/99*
                                                       -------     -----------------------------      TO       ENDED        TO
                                                       4/30/00       1999       1998       1997    10/31/96   4/30/00    10/31/99
                                                       -------     -------    -------    -------   --------   -------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $22.26      $11.98     $14.73     $11.09    $11.47     $22.23     $16.22
                                                       -------     -------    -------    -------    ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.28)      (0.31)     (0.23)     (0.26)    (0.08)     (0.28)     (0.13)
Net realized and unrealized gain (loss)
  on investments ....................................    12.67       10.78       0.01       3.97     (0.39)     12.66       5.92
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (0.28)      (0.03)      0.06      (0.07)     0.09      (0.28)      0.22
                                                       -------     -------    -------    -------    ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................    12.11       10.44      (0.16)      3.64     (0.38)     12.10       6.01
                                                       -------     -------    -------    -------    ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --          --         --         --        --         --         --
Distributions from net realized capital gain ........    (2.45)      (0.16)     (2.59)        --         --     (2.45)        --
                                                       -------     -------    -------    -------    ------     ------     ------
TOTAL DISTRIBUTIONS .................................    (2.45)      (0.16)     (2.59)        --        --      (2.45)        --
                                                       -------     -------    -------    -------    ------     ------     ------
NET ASSET VALUE, END OF PERIOD ......................   $31.92      $22.26     $11.98     $14.73    $11.09     $31.88     $22.23
                                                       =======     =======    =======    =======    ======     ======     ======
TOTAL RETURN:                                            58.04%      88.10%     (1.55)%    32.82%    (3.31)%    58.08%     37.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............  $313,419    $118,262    $58,575    $53,046   $18,840   $100,339    $6,377
Ratio of expenses to average net assets .............     2.28%+      2.34%      2.43%      2.42%     2.51%+     2.28%+     2.23%+
Ratio of net loss to average net assets .............   (1.91)%+    (1.85)%    (1.80)%    (1.85)%   (1.40)%+   (1.91)%+   (1.72)%+
Portfolio turnover rate .............................    61.22%      91.12%     87.55%     94.06%    73.00%++   61.22%     91.12%+++

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

                                                                                            CLASS D
                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS                       YEAR ENDED OCTOBER 31,
                                                              ENDED       --------------------------------------------------------
                                                             4/30/00        1999        1998        1997        1996        1995
                                                           ----------     --------    --------    --------    --------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $22.23       $11.96      $14.73      $11.09      $12.89       $8.34
                                                             --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................................     (0.28)       (0.31)      (0.23)      (0.26)      (0.17)      (0.18)
Net realized and unrealized gain (loss)
  on investments ..........................................     12.67        10.77       (0.01)       3.97       (0.91)       4.85
Net realized and unrealized gain (loss)
  from foreign currency transactions ......................     (0.28)       (0.03)       0.06       (0.07)       0.05       (0.05)
                                                             --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ..........................     12.11        10.43       (0.18)       3.64       (1.03)       4.62
                                                             --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --           --          --          --          --          --
Distributions from net realized capital gain ..............     (2.45)       (0.16)      (2.59)         --       (0.77)      (0.07)
                                                             --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS .......................................     (2.45)       (0.16)      (2.59)         --       (0.77)      (0.07)
                                                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ............................    $31.89       $22.23      $11.96      $14.73      $11.09      $12.89
                                                             ========     ========    ========    ========    ========    ========
TOTAL RETURN:                                                   58.13%       88.17%     (1.70)%      32.82%     (8.07)%      55.95%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..................   $518,252     $300,969    $184,032    $232,882    $197,412    $161,622
Ratio of expenses to average net assets ...................      2.28%+       2.34%       2.43%       2.42%       2.52%       2.66%
Ratio of net loss to average net assets ...................    (1.91)%+     (1.85)%     (1.80)%     (1.85)%     (1.50)%     (1.63)%
Portfolio turnover rate ...................................     61.22%       91.12%      87.55%      94.06%      73.00%      87.42%


INTERNATIONAL GROWTH FUND

                                                                                                  CLASS A
                                                            SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                                              ENDED       --------------------------------------------------------
                                                             4/30/00        1999        1998        1997        1996        1995
                                                             --------     --------    --------    --------    --------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $21.47       $17.75      $17.92      $17.17      $16.71      $17.67
                                                             --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................     (0.10)       (0.01)       0.03       (0.04)       0.05        0.06
Net realized and unrealized gain (loss)
  on investments ..........................................     (1.19)        4.49        0.62        2.47        1.77       (0.42)
Net realized and unrealized gain (loss)
  from foreign currency transactions ......................     (1.35)       (0.76)       0.40       (0.79)      (0.44)       0.09
                                                             --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ..........................     (2.64)        3.72        1.05        1.64        1.38       (0.27)
                                                             --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --           --          --          --          --          --
Distributions from net realized capital gain ..............     (1.73)          --       (1.22)      (0.89)      (0.92)      (0.69)
                                                             --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS .......................................     (1.73)          --       (1.22)      (0.89)      (0.92)      (0.69)
                                                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ............................    $17.10       $21.47      $17.75      $17.92      $17.17      $16.71
                                                             ========     ========    ========    ========    ========    ========
TOTAL RETURN:                                                 (13.74)%       20.96%       6.51%       9.83%       8.43%     (1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..................    $40,293      $44,763     $44,122     $46,107     $50,998     $48,763
Ratio of expenses to average net assets ...................      1.91%+       1.88%       1.69%       1.78%       1.81%       1.69%
Ratio of net income (loss) to average net assets ..........    (0.94)%+     (0.06)%       0.16%     (0.23)%       0.28%       0.35%
Portfolio turnover rate ...................................    133.09%       83.10%      81.37%      83.11%      55.71%      60.70%

----------
See footnotes on page 76.

FINANCIAL HIGHLIGHTS

                                                                              CLASS B                              CLASS C
                                                     ----------------------------------------------------    -------------------
                                                     SIX MONTHS                                  4/22/96*   SIX MONTHS  5/27/99*
                                                        ENDED         YEAR ENDED OCTOBER 31,        TO        ENDED        TO
                                                     ----------    -------    ------    ------   --------    -------    --------
                                                       4/30/00       1999      1998      1997    10/31/96    4/30/00    10/31/99
                                                       -------     -------    ------    ------   --------    -------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $20.33      $16.93    $17.30    $16.74    $17.38      $20.31     $18.39
                                                       -------     -------    ------    ------    ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................    (0.17)      (0.15)    (0.12)    (0.18)    (0.03)      (0.17)     (0.10)
Net realized and unrealized gain (loss)
  on investments ....................................    (1.02)       4.31      0.57      2.42     (0.54)      (1.00)      1.66
Net realized and unrealized gain (loss)
  from foreign currency transactions ................    (1.35)      (0.76)     0.40     (0.79)    (0.07)      (1.35)      0.36
                                                       -------     -------    ------    ------    ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................    (2.54)       3.40      0.85      1.45     (0.64)      (2.52)      1.92
                                                       -------     -------    ------    ------    ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       --          --        --        --        --          --         --
Distributions from net realized capital gain ........    (1.73)         --     (1.22)    (0.89)       --       (1.73)        --
                                                       -------     -------    ------    ------    ------      ------     ------
TOTAL DISTRIBUTIONS .................................    (1.73)         --     (1.22)    (0.89)       --       (1.73)        --
                                                       -------     -------    ------    ------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD ......................   $16.06      $20.33    $16.93    $17.30    $16.74      $16.06     $20.31
                                                       =======     =======    ======    ======    ======      ======     ======
TOTAL RETURN:                                          (14.04)%      20.08%     5.51%     8.90%   (3.68)%    (13.95)%     10.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............   $16,279     $11,434    $9,835    $6,350    $2,843      $3,331     $1,361
Ratio of expenses to average net assets .............     2.67%+      2.64%     2.55%     2.58%     2.66%+      2.67%+     2.72%+
Ratio of net loss to average net assets .............   (1.70)%+    (0.82)%   (0.70)%   (1.03)%   (0.35)%+    (1.70)%+   (1.07)%+
Portfolio turnover rate .............................   133.09%+     83.10%    81.37%    83.11%    55.71%++   133.09%+    83.10%+++

                                                                                       CLASS D
                                                     -----------------------------------------------------------------------
                                                     SIX MONTHS                      YEAR ENDED OCTOBER 31,
                                                        ENDED       --------------------------------------------------------
                                                       4/30/00        1999        1998        1997        1996        1995
                                                     ----------     --------    --------    --------    --------    --------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ................    $20.31       $16.93      $17.30      $16.74      $16.43      $17.53
                                                       --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss .................................     (0.17)       (0.15)      (0.12)      (0.18)      (0.08)      (0.07)
Net realized and unrealized gain (loss)
  on investments ....................................     (1.00)        4.29        0.57        2.42        1.75       (0.43)
Net realized and unrealized gain (loss)
  from foreign currency transactions ................     (1.35)       (0.76)       0.40       (0.79)      (0.44)       0.09
                                                       --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ....................     (2.52)        3.38        0.85        1.45        1.23       (0.41)
                                                       --------     --------    --------    --------    --------    --------

LESS DISTRIBUTIONS:

Dividends from net investment income ................        --           --          --          --          --          --
Distributions from net realized capital gain ........     (1.73)          --       (1.22)      (0.89)      (0.92)      (0.69)
                                                       --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS .................................     (1.73)          --       (1.22)      (0.89)      (0.92)      (0.69)
                                                       --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ......................    $16.06       $20.31      $16.93      $17.30      $16.74      $16.43
                                                       ========     ========    ========    ========    ========    ========
TOTAL RETURN:                                           (13.95)%       19.97%       5.51%       8.90%       7.62%      (2.08)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) ............    $28,259      $35,728     $37,485     $40,977     $47,917     $31,273
Ratio of expenses to average net assets .............      2.67%+       2.64%       2.55%       2.58%       2.64%       2.50%
Ratio of net loss to average net assets .............    (1.70)%+     (0.82)%     (0.70)%     (1.03)%     (0.47)%     (0.44)%
Portfolio turnover rate .............................    133.09%       83.10%      81.37%      83.11%      55.71%      60.70%
Without management fee waiver:**
  Ratio of expenses to average net assets                                                                               2.62%
  Ratio of net loss to average net assets                                                                             (0.56)%

----------
  * Commencement of offering of shares.

** The Manager and Seligman Henderson, the former subadviser to the Series, at their discretion, waived all or a portion of their fees for the periods presented.

*** Commencement of operations.

+   Annualized.

++ For the year ended October 31, 1996.

+++ For the year ended October 31, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth
Fund), as of April 30, 2000, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of April 30, 2000, the results of their operations for the six months then ended, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
June 9, 2000

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
RETIRED DEAN, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

DANIEL J. BARKER
VICE PRESIDENT

JACK P. CHANG
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

MARK J. CUNNEEN
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

STEVEN A. WERBER, JR.
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

BENCHMARKS

LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 187 mutual funds at April 30, 2000.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 647 mutual funds at April 30, 2000.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 265 mutual funds at April 30, 2000.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 122 mutual funds at April 30, 2000.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average was comprised of 46 mutual funds at April 30, 2000.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST INDEX (MSCIEAFE INDEX):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

----------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER (to Seligman Global Smaller Companies Fund)
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement
                    Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.

                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


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